UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

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Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Future FinTech Group Inc.
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PRELIMINARY PROXY STATEMENT	DATED OCTOBER 11, 2019

LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

You are cordially invited to attend the 2019 Annual Meeting of Shareholders of Future FinTech Group Inc., a Florida corporation (the “Company” or “Future FinTech”), which will be held at our principal executive offices, located at 23F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, on Friday, December 6, 2019 at 10:00 A.M., local time.

The Notice of Annual Meeting of Shareholders and Proxy Statement describes the formal business to be transacted at the annual meeting. Our directors and officers will be present to respond to appropriate questions from shareholders. A shareholder must complete the attached proxy card or be present in person to vote at the meeting.

Whether or not you plan to attend the meeting, please vote as soon as possible. You can vote by returning the proxy card in the enclosed postage-prepaid envelope. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

By Order of the Board of Directors,

/s/ Yongke Xue
Yongke Xue
Chief Executive Officer
October [●], 2019 Xi’an, China

FUTURE FINTECH GROUP INC.

23F, China Development Bank Tower,

No. 2 Gaoxin 1st Road

Xi’an, Shaanxi, China 710075

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be Held Friday, December 6, 2019

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Future FinTech Group Inc., a Florida corporation (the “Company” or “Future FinTech”), will be held at our principal executive offices, located at 23F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, on Friday, December 6, 2019 at 10:00 A.M., local time, for the following purposes, as set forth in the attached Proxy Statement:

(1)	To elect five directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

(2)	To ratify the Audit Committee’s selection of the independent registered public accounting firm for the fiscal year ending December 31, 2019;

(3)	To approve the sale of the Company’s subsidiary, HeDeTang Holdings (HK) Ltd. (“HeDeTang HK”), to New Continent International Co., Ltd., a company incorporated in the British Virgin Islands (the “Sale Transaction”);

(4)	To adopt and approve the Future FinTech Group Inc. 2019 Omnibus Equity Plan; and

(5)	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors of the Company (the “Board of Directors” or the “Board”) and the Company’s management has fixed the close of business on October 10, 2019 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment and postponements thereof (the “Record Date”).

After careful consideration, the Board of Directors recommends a vote IN FAVOR OF the nominees for director named in the accompanying proxy statement, a vote IN FAVOR OF the ratification of the Audit Committee’s selection of the independent registered public accounting firm, a vote IN FAVOR OF the Sale Transaction, and a vote IN FAVOR OF the adoption of the Future FinTech Group Inc. 2019 Omnibus Equity Plan.

Shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting. YOUR VOTE IS VERY IMPORTANT.

By Order of the Board of Directors

/s/ Yongke Xue
Yongke Xue
Chief Executive Officer
October [●], 2019
Xi’an, China

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such bank, broker or other nominee, which is considered the shareholder of record, in order to vote. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Your broker or other agent cannot vote on the Sale Transaction and other discretionary matters without your instructions.

If you are a shareholder of record and fail to return your proxy card to us or vote by ballot in person at the Annual Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Annual Meeting. If you are a shareholder of record, voting in person by ballot at the Annual Meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain from the record holder a valid “legal” proxy issued in your name in order to vote in person at the Annual Meeting.

We encourage you to read the accompanying proxy statement carefully and in its entirety, as well as the documents we file from time to time with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2018. If you have any questions concerning any of the proposals to be voted upon at the Annual Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of common stock, please contact the Company’s Corporate Secretary at 23F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075, or call 86-29-8187-8827.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors,

Future FinTech Group Inc.

Date:	October [●], 2019	By:	/s/ Yongke Xue
		Name:	Yongke Xue
		Title:	Chief Executive Officer

ANNEXES

Annex A	Future FinTech Group Inc. 2019 Omnibus Equity Plan

EXHIBITS

Exhibit 1	Share Transfer Agreement by and between SkyPeople Foods Holdings Limited and New Continent International Co., Ltd. dated September 18, 2019, incorporated by reference to Exhibit 10.1 of the Form 8-K filed on September 23, 2019.

i

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

The following are answers to some questions that you, as a shareholder of Future FinTech, may have regarding the Sale Transaction, the Amendment and the other matters being considered at the Annual Meeting. We urge you to read carefully the remainder of this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the Sale Transaction, the Amendment and the other matters being considered at the Annual Meeting. Additional important information is also contained in the annexes to and the documents incorporated by reference into this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	The board of directors of Future FinTech is soliciting your proxy to vote at the Annual Meeting because you owned shares of Future FinTech common stock at the close of business on October 10, 2019, the “Record Date” for the Annual Meeting, and are therefore entitled to vote at the Annual Meeting. This proxy statement, along with a proxy card or a voting instruction card, is being mailed to shareholders on or about October 25, 2019. Future FinTech has made these materials available to you on the Internet, and Future FinTech has delivered printed proxy materials to you or sent them to you by e-mail. This proxy statement summarizes the information that you need to know in order to cast your vote at the Annual Meeting. You do not need to attend the Annual Meeting in person to vote your shares of Future FinTech common stock.

Q:	When and where will the Annual Meeting be held?

A:	The Annual Meeting will be held at 10:00 a.m., local time, on Friday, December 6, 2019, at the Company’s offices at 23F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075.

Q:	On what matters will I be voting?

A:	Future FinTech’s shareholders are being asked to consider and vote upon the following proposals:

(1)	To elect five directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

(2)	To ratify the Audit Committee’s selection of the independent registered public accounting firm for the fiscal year ending December 31, 2019;

(3)	To approve the sale of the Company’s subsidiary, HeDeTang Holdings (HK) Ltd. (“HeDeTang HK”) to New Continent International Co., Ltd. (the “Sale Transaction”);

(4)	To adopt and approve the Future FinTech Group Inc. 2019 Omnibus Equity Plan; and

(5)	To transact such other business as may properly come before the meeting or any adjournment thereof.

Future FinTech’s shareholders may also be asked to consider and vote upon a proposal to adjourn the meeting to a later date or dates to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual Meeting, Future FinTech would not have been authorized to consummate the Sale Transaction. Future FinTech will hold the Annual Meeting to consider and vote upon these proposals. This proxy statement contains important information about matters to be acted upon at the Annual Meeting. Shareholders should read it carefully. The vote of shareholders is important.

In order to complete the Sale Transaction, Future FinTech shareholders must vote to approve the Sale Transaction, and all other requirements of the Company to complete the Sale Transaction must be fulfilled.

Q:	What are the material terms of the Sale Transaction?

A:	Pursuant to the terms of the Sale Transaction Agreements, New Continent will acquire all outstanding shares of HeDeTang HK, a subsidiary of the Company, and with it all of the Company’s fruit juice processing business. The cash consideration that New Continent will pay or cause to be paid in connection with the Sale Transaction is RMB 600,000, or approximately US$85,714, subject to certain adjustments. See the section of this proxy statement entitled “Proposal 3—Sale Transaction of HeDeTang Holdings.”

Q:	Why is Future FinTech proposing the Sale Transaction?

A:

HeDeTang HK is a wholly owned subsidiary of SkyPeople Foods Holdings Limited (BVI) (“SkyPeople BVI”). HeDeTang HK’s 73.41% owned subsidiary SkyPeople Juice Group Co., Ltd., (“SkyPeople China”) and wholly owned subsidiary HeDeJiaChuan Holdings Co., Ltd. (“HeDeJiaChuan”, referred to collectively with SkyPeople China and HeDeTang HK as “HeDeTang HK and its subsidiaries”) own and operate the fruit juice manufacturing and distribution business of the Company. On August 29, 2017, the Board approved a spin-off of the Company’s wholly-owned subsidiaries, SkyPeople BVI and FullMart, through a pro rata distribution of the ordinary shares of each of SkyPeople BVI and FullMart to holders of the Company’s common stock (the “Spin-Off”). On March 13, 2018, the Company held a Special Meeting of Shareholders, and the Spin-Off was approved by the shareholders of the Company, subject to the completion of certain conditions including, among others, the issuance of additional shares of ordinary stock of each of SkyPeople BVI and FullMart to Future FinTech and the filing and effectiveness of Form 10 registration statements for each of SkyPeople BVI and FullMart. Due to the time and cost of preparing the audited financial statements for SkyPeople BVI and FullMart for Form 10 registration statements and the change of the auditor of the Company in early 2019, the Spin-Off was not completed as of September 2019.

On September 4, 2019, the Company received written notice from the NASDAQ Stock Market (“NASDAQ”) stating that the Company did not meet the requirement of maintaining a minimum of $2,500,000 in stockholders’ equity for continued listing on the NASDAQ Capital Market, as set forth in NASDAQ Listing Rule 5550(b)(1), and that additionally the Company did not meet the alternative of market value of listed securities of $35 million under NASDAQ Listing Rule 5550(b)(2) or net income from continuing operations of $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years under NASDAQ Listing Rule 5550(b)(3), and that accordingly the Company was no longer in compliance with the NASDAQ Listing Rules. The NASDAQ notification letter provided the Company until September 18, 2019 to submit a plan to regain compliance. If the plan is accepted, NASDAQ can grant the Company an extension up to 180 calendar days from the date of the NASDAQ letter to demonstrate compliance.

Since 2015, due to the cost increase for raw materials, labor and environmental compliance as well as the slow-down of market growth and increasing price competition in China, the revenue and net income from the Company’s fruit juice business has decreased significantly and our fixed assets usage rate has been at a very low level. In the meantime, Chinese banks have implemented a de-leveraging policy and been aggressively collecting outstanding loans. Furthermore, the Company’s new construction projects and facilities for fruit juice business could not be completed on schedule due to lack of funding and environmental control issues. This has resulted in the Company’s fruit juice business having a large amount of liabilities and bad assets, i.e. the business of HeDeTang Holding (HK) Ltd. (“HeDeTang HK”) and its operating subsidiaries in China. For fiscal year 2018, the Company had asset impairment of $148 million for HeDeTang HK and its subsidiaries, which has caused the shareholders’ equity of the Company in its consolidated financial statements to be reduced to negative $86.70 million, failing to meet the minimum $2.5 million shareholders’ equity requirement for continued listing on the NASDAQ Capital Market. After considering the continued listing requirements, timeline, and related costs as well as the difficulty of the operation conditions for fruit juice businesses, our Board reviewed the options and approved the Sale Transaction on September 17, 2019, with the intent of divesting the fruit juice business so that the Company can meet the shareholders equity requirement to regain compliance with NASDAQ and the Company’s management can better focus on the Company’s new business lines and growth strategies.  Additionally, our Board believes that the Sale Transaction will allow Future FinTech’s results of operations to not be as negatively affected by the adverse market conditions currently being experienced by the asset-heavy fruit juice manufacturing operations of HeDeTang HK and its subsidiaries in China. On September 18, 2019, the Company submitted its compliance plan to NASDAQ, indicating it plans to complete the Sale Transaction subject to shareholder approval, so that the shareholders’ equity of the Company will be more than $2.5 million, so as to regain compliance with NASDAQ Rules. The Company is still waiting for approval of the plan by NASDAQ as of the date of this proxy statement.

Q:	What effects will the Sale Transaction have on Future FinTech?

A:	If the Sale Transaction is completed, Future FinTech will no longer own HeDeTang and will no longer operate its fruit juice business. Future FinTech will receive the proceeds of the Sale Transaction and will continue to operate its e-commerce business.

Q:	Will any of the proceeds from the Sale Transaction be distributed to me as a stockholder?

A:	No. Stockholders will not receive any direct proceeds of the Sale Transaction. All of the proceeds from the Sale Transaction will be paid to the Company.

Q:	What will happen to my shares in Future FinTech if the Sale Transaction is completed?

A:	Nothing. The completion of the Sale Transaction will not affect your shares of Future FinTech common stock. You will continue to hold those shares you held immediately prior to the Sale Transaction.

Q:	Are there risks associated with the Sale Transaction that I should consider in deciding how to vote?

A:	Yes. There are a number of risks related to the Sale Transaction, that are discussed in this proxy statement. Please read with particular care the detailed description of the risks described in “Risk Factors” beginning on page 15 of this proxy statement.

Q.	What happens if the Sale Transaction is not approved?

A.	If the Sale Transaction is not approved, the Sale Transaction will not be consummated and the subsidiary subject to the rejected Sale Transaction will remain a wholly-owned subsidiary of Future FinTech. Due to the large liability of HeDeTang HK and its subsidiaries, the Company will not be able to meet its compliance plan and the continued listing requirements of NASDAQ, and will face delisting by NASDAQ.

Q:	How does Future FinTech’s board of directors recommend that I vote on the proposals to be voted upon at the Annual Meeting?

A:	The Future FinTech board of directors recommends that Future FinTech shareholders vote or give instruction to vote:

●	“FOR” the nominees for director named in this proxy statement;

●	“FOR” the ratification of the Audit Committee’s selection of the independent registered public accounting firm;

●	“FOR” the Sale Transaction proposal; and

●	“FOR” the adoption of the Future FinTech Group Inc. 2019 Omnibus Equity Plan.

You should read “The Sale Transaction — Recommendation of Future FinTech’s Board of Directors and Reasons for the Sale Transaction” beginning on page 25 for a discussion of the factors that our board of directors considered in deciding to recommend the approval of the sale proposal.

Q:	How do I vote?

A:	After you have carefully read this proxy statement and have decided how you wish to vote your shares of Future FinTech common stock, please vote your shares promptly.

Shareholders of Record

If your shares of Future FinTech common stock are registered directly in your name with Future FinTech’s transfer agent, Continental Stock Transfer & Trust Company, you are the shareholder of record of those shares and these proxy materials have been mailed to you by the Company. You may vote your shares by mail or in person at the Annual Meeting. Your vote authorizes Yongke Xue, Chief Executive Officer of the Company, and Jing Chen, Chief Financial Officer of the Company, as your proxy, with the power to appoint his substitute, to represent and vote your shares as you directed.

Beneficial Owners

If your shares of Future FinTech common stock are held in a stock brokerage account, by a bank, broker or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your bank, broker or nominee that is considered the holder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee or nominee on how to vote your shares signing and returning a proxy card. Your bank, broker, trustee or nominee will send you instructions for voting your shares. Please note that you may not vote shares held in street name by returning a proxy card directly to Future FinTech or by voting in person at the Annual Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or nominee. Further, brokers, banks and nominees who hold shares of Future FinTech common stock on your behalf may not give a proxy to Future FinTech to vote those shares without specific instructions from you.

For a discussion of the rules regarding the voting of shares held by beneficial owners, please see the question below entitled “If I am a beneficial owner of shares of Future FinTech common stock, what happens if I don’t provide voting instructions? What is discretionary voting?”

Q:	What vote is required to approve each proposal?

A:	The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld. The approval of each of the other proposals requires the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal.

Q:	How many votes do I and others have?

A:	You are entitled to one vote for each share of Future FinTech common stock that you held as of the Record Date. As of the close of business on the Record Date, there were 32,317,083 outstanding shares of Future FinTech common stock.

Q:	How will our directors and executive officers vote on the proposals at the Annual Meeting?

A:	As of the Record Date, the directors and executive officers of Future FinTech as a group owned and were entitled to vote 13,084,114 shares of the common stock of the Company including shares owned by the son of our Chairman and Chief Executive Officer, representing approximately 40.49% of the outstanding shares of Future FinTech common stock on that date. Future FinTech expects that its directors and executive officers will vote their shares in favor of the each of the proposals to be presented at the Annual Meeting, but none of the Company’s directors or executive officers has entered into any agreement obligating any of them to do so.

Q:	How many shares must be present to hold the Annual Meeting?

A:	A majority of the shares of our common stock issued and outstanding and entitled to vote must be represented in person or by proxy at the meeting to establish a quorum. Both abstentions and broker non-votes (discussed further below) are counted as present for determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of the matters to be voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:	If I am a beneficial owner of shares of Future FinTech common stock, what happens if I don’t provide voting instructions? What is discretionary voting?

A:	If you are a beneficial owner and do not provide the shareholder of record with voting instructions, your shares may constitute “broker non-votes.” A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power and has not received instructions from the beneficial owner.

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may no longer use discretionary authority to vote your shares on any of the matters to be considered at the Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Q:	What will happen if I return my proxy card without indicating how to vote?

A:	If you sign and return your proxy card without indicating how to vote on any particular proposal, the Future FinTech common stock represented by your proxy will be voted in favor of each such proposal. Proxy cards that are returned without a signature will not be counted as present at the Annual Meeting and cannot be voted.

Q:	Can I change my vote after I have returned a proxy or voting instruction card?

A:	Yes. You can change your vote at any time before your proxy is voted at the Annual Meeting. You can do this in one of four ways:

●	you can grant a new, valid proxy bearing a later date;

●	you can send a signed notice of revocation;

●	if you are a holder of record, you can attend the Annual Meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given; or

●	if your shares of Future FinTech common stock are held in an account with a broker, bank or other nominee, you must follow the instructions on the voting instruction card you received in order to change or revoke your instructions.

If you choose either of the first two methods, you must submit your notice of revocation or your new proxy to the Corporate Secretary of Future FinTech, as specified in this proxy statement, no later than the beginning of the Annual Meeting. If your shares are held in street name by your broker, bank or nominee, you should contact them to change your vote.

Q:	Do I need identification to attend the Annual Meeting in person?

A:	Yes. Please bring proper identification, together with proof that you are a record owner of shares of Future FinTech common stock. If your shares are held in street name, please bring acceptable proof of ownership, such as a letter from your broker or an account statement stating or showing that you beneficially owned shares of Future FinTech common stock on the record date. Acceptable proof of ownership is either (a) a letter from your broker stating that you beneficially owned Future FinTech stock on the Record Date or (b) an account statement showing that you beneficially owned Future FinTech stock on the Record Date.

Q:	Are Future FinTech shareholders entitled to appraisal rights?

A:	No. Future FinTech shareholders do not have appraisal rights in connection with the Sale Transaction under the Florida Business Corporation Act.

Q:	What do I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials for the Annual Meeting, including multiple copies of this proxy statement, proxy cards and/or voting instruction forms. This can occur if you hold your shares of common stock in more than one brokerage account, if you hold shares directly as a record holder and also in street name, or otherwise through a nominee, and in certain other circumstances. If you receive more than one set of voting materials, each should be voted and/or returned separately in order to ensure that all of your shares of common stock are voted.

Q:	If I am a Future FinTech shareholder, should I send in my Future FinTech stock certificates with my proxy card?

A:	No. Please DO NOT send your Future FinTech stock certificates with your proxy card.

Q:	Will I be subject to any taxes as a result of the Sale Transaction?

A:	No. The Sale Transaction will not generally be taxable to the stockholders of the Company. The tax consequences to you will depend on your own situation. Please consult your tax advisors as to the specific tax consequences to you of the Sale Transaction, including the applicability and effect of U.S. federal, state, local and foreign income and other tax laws in light of your particular circumstances.

Q:	When do you expect the Sale Transaction to be completed?

A:	We are working to complete the Sale Transaction as quickly as possible, and we expect to complete all transactions in the first quarter of 2020. However, Future FinTech cannot assure you when or if the Sale Transaction will occur. The Sale Transaction is subject to shareholder approval and other conditions, and it is possible that factors outside the control of Future FinTech could result in the Sale Transaction being completed at a later time, or not at all. There may be a substantial amount of time between the Annual Meeting and the completion of the Sale Transaction.

Q:	Whom should I call with questions about the Annual Meeting, the Sale Transaction or any of the other proposals to be presented at the Annual Meeting?

A:	Future FinTech shareholders should call the Corporate Secretary at 86-29-8187-8827 with any questions.

Q:	What material negative factors did the Board of Future FinTech consider in connection with the Sale Transaction?

A:	The Board of Future FinTech views the Sale Transaction as the best option currently available to the Company to meet the continued listing requirements of NASDAQ in a timely manner and allow the Company’s results of operations to not be as negatively affected by the adverse market conditions currently being experienced by the asset-heavy manufacturing operation and large liabilities of its fruit juice business. Upon deliberation, the Board determined that the potential positive value of the successful completion of the Sale Transaction distinctly outweighs any negative factor. If the Sale Transaction is completed, Future FinTech will remain an independent public company, it will meet NASDAQ’s shareholders equity requirement, and it will continue to file periodic reports with the SEC. In addition, if the Sale Transaction is not completed, Future FinTech expects that management will operate the business in a manner similar to that in which it is being operated today and that Future FinTech’s shareholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, non-compliance with the NASDAQ continued listing requirements, NASDAQ delisting, and the risks related to the highly competitive industry in which Future FinTech operates, and the adverse economic conditions it faces.

The primary negative consequence of the transaction that Future FinTech’s Board considered was that the transaction could result in Future FinTech’s common stock being delisted from NASDAQ and moved to the OTC Markets if Future FinTech fails to meet NASDAQ’s continued listing requirements.

Please read with particular care the detailed description of the risks described in “Risk Factors” beginning on page 15 of this proxy statement.

FORWARD-LOOKING STATEMENTS

This proxy statement, including information incorporated by reference into this proxy statement, includes forward-looking statements regarding, among other things, Future FinTech’s plans, strategies and prospects, both business and financial. Although Future FinTech believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, Future FinTech cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under “Risk Factors” from time to time in Future FinTech’s filings with the SEC. Many of the forward-looking statements contained in this presentation may be identified by the use of forward-looking words such as “believe”, “expect”, “anticipate”, “should”, “planned”, “will”, “may”, “intend”, “estimated”, “aim”, “on track”, “target”, “opportunity”, “tentative”, “positioning”, “designed”, “create”, “predict”, “project”, “seek”, “would”, “could”, “continue”, “ongoing”, “upside”, “increases” and “potential”, among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this presentation are set forth in other reports or documents that we file from time to time with the SEC, and include, but are not limited to:

●	the number and percentage of our public shareholders voting against the Sale Transaction and the other proposals described herein;

●	the ability to maintain the listing of Future FinTech’s common stock on NASDAQ following the consummation of the Sale Transaction;

●	changes adversely affecting the businesses in which Future FinTech is engaged;

●	management of growth;

●	general economic conditions;

●	business strategies and plans of Future FinTech;

●	the result of future financing efforts; and

●	and the other factors summarized under the section entitled “Risk Factors”.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement. All forward-looking statements included herein attributable to Future FinTech or any person acting on any party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, Future FinTech undertakes no obligations to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before a shareholder grants its proxy or instructs how its vote should be cast or vote on the proposals described herein, it should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement may adversely affect Future FinTech.

SUMMARY

This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the proposals to be submitted for a vote at the Annual Meeting, including the Sale Transaction, you should read this entire document carefully, including the 2019 Future FinTech Equity Plan attached as Annex A and the Share Transfer Agreement incorporated by reference as Exhibit 1 to this proxy statement.

References to “Future FinTech” are references to Future FinTech Group Inc. References to “HeDeTang HK” or “HeDeTang” are references to HeDeTang Holdings (HK) Ltd. References to “we” or “our” and other first person references in this proxy statement refer to Future FinTech or HeDeTang, as the case may be, before completion of the Sale Transaction.

The Company

Future FinTech Group Inc.

We are a holding company incorporated under the laws of the State of Florida. We have three direct wholly-owned subsidiaries: We have three direct wholly-owned subsidiaries: DigiPay FinTech Limited (“DigiPay,” formerly known as Belkin Foods Holdings Group Limited, which changed its name on January 4, 2018), a company incorporated under the laws of the British Virgin Islands, Digital Online Marketing Limited (“Digital Online”) (formerly known as FullMart Holding Limited, which changed its name on January 5, 2018), a company organized under the laws of the British Virgin Islands, and SkyPeople Foods Holding Limited (“SkyPeople BVI”), a company organized under the laws of the British Virgin Islands.

SkyPeople BVI holds 100% of the equity interest of HeDeTang Holdings (HK) Ltd. (“HeDeTang HK”), a company organized under the laws of the Hong Kong Special Administrative Region of the People’s Republic of China (“Hong Kong”), and HeDeTang HK holds 73.41% of the equity interest of SkyPeople Juice Group Co., Ltd., (“SkyPeople (China)”), a company incorporated under the laws of the PRC. SkyPeople (China) has eleven subsidiaries, all limited liability companies organized under the laws of the PRC: (i) Shaanxi Qiyiwangguo Modern Organic Agriculture Co., Ltd. (“Shaanxi Qiyiwangguo”); (ii) Huludao Wonder Fruit Co., Ltd. (“Huludao Wonder”); (iii) Yingkou Trusty Fruits Co., Ltd. (“Yingkou”); (iv) Hedetang Foods Industry (Yidu) Co. Ltd. (“Food Industry Yidu”); (v) Shaanxi Heying Trading Co. Ltd (“Shaanxi Heying”); (vi) Hedetang Agricultural Plantation (Yidu) Co. Ltd. (“Agricultural Plantation Yidu”); (vii) Xi’an Hedetang Nutritious Food Research Institute Co., Ltd. (“Hedetang Reseach”); (viii) Xi’an Cornucopia International Co., Ltd. (“Xi’an Cornucopia”); (ix) Xi’an Hedetang E-commerce Co. Ltd. (“Hedetang E-commerce”), which was dissolved on January 17, 2019; (x) Hedetang Foods Industry (Zhouzhi) Co. Ltd (“Foods Industry Zhouzhi”); and (xi) Hedetang Foods Industry (Jingyang) Co. Ltd. (“Foods Industry (Jingyang”). Shenzhen TianShunDa Equity Investment Fund Management Co., Ltd. (the “TSD”), a limited liability corporation registered in China, holds another 26.36% of the equity interest of SkyPeople (China). HeDeTang Holdings (HK) also holds 100% of the equity interest of HeDeJiaChuan Holding Group Co. Ltd. (“HeDeJiaChuan Holding”), a company incorporated under the laws of the PRC. HeDeJiaChuan Foods Xi’an has three subsidiaries: (i) SkyPeople (Suizhong) Fruit and Vegetable Products Co., Ltd (“SkyPeople Suizhong”); (ii) HedeJiachuan Foods (Yichang) Co. Ltd (“Hedejiachuan Yichang”); and (iii) Shaanxi Guo Wei Mei Kiwi Deep Processing Co., Ltd. (“Guo Wei Mei”).

GlobalKey SharedMall Limited (“GlobalKey SharedMall”), a company incorporated under the laws of the Cayman Islands, holds 100% of the equity interest of QR (HK) Limited (“QRHK”, which changed its name from Globalkey Holdings Limited (“Globalkey Holdings”) on October 23, 2018), a company organized under the laws of Hong Kong. In September 2017, Globalkey Holdings transferred its wholly owned subsidiary Hedejiachuan Holding Group Co., Ltd., along with its two other subsidiaries, a 99.5% owned subsidiary and a 96.67% owned subsidiary, to HeDeTang Holdings (HK) Ltd. The transferee is a subsidiary of Skypeople BVI. As a result of these transactions, all of Digital Online’s operations were transferred to a subsidiary of SkyPeople BVI, and Digital Online has no operational assets or businesses.

The Annual Meeting

The Annual Meeting will be held at 10:00 a.m., local time, on Friday, December 6, 2019, at the Company’s principal executive offices at 23F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075.

The Sale Transaction

You will be asked to consider and vote upon the Sale Proposal to approve the Sale Transaction contemplated by that certain Share Transfer Agreement, dated as of September 18, 2019, entered into by and between SkyPeople Foods Holdings Limited and New Continent International Co., Ltd., which, as it may be further amended from time to time, is referred to herein as the “Share Transfer Agreement”. The Share Transfer Agreement provides that New Continent will purchase of all of the outstanding shares of common stock or limited liability company membership interests (collectively the “Shares”), as applicable, of HeDeTang Holdings (HK) Ltd., a company incorporated in Hong Kong (“HeDeTang”). HeDeTang owns 73.41% of the equity interests of SkyPeople Juice Group Co., Ltd., (“SkyPeople China”) and 100% of the equity interests of HeDeJiaChuan Holdings Co., Ltd. (“HeDeJiaChuan”). The cash consideration that New Continent will pay or cause to be paid in connection with the Sale Transaction is RMB 600,000, or approximately US$85,714, subject to certain adjustments. See the section of this proxy statement entitled “Proposal 3—Sale Transaction of HeDeTang Holdings.”

Our board of directors adopted resolutions approving the Share Transfer Agreement on September 17, 2019 .

Upon completion of the Sale Transaction, New Continent will hold all of the ordinary shares of HeDeTang HK.

Future FinTech’s Operations Following the Sale Transaction

Following the completion of the Sale Transaction, the main business operations of Future FinTech will be focused on our real-name and membership-based blockchain shared shopping mall platform.

On January 22, 2019, the Company formally launched GlobalKey SharedMall, also known as Chain Cloud Mall (CCM) v1.0, the real-name and membership-based blockchain shared shopping mall platform that integrates blockchain and internet technology and distinguishes itself by utilizing the automatic value distribution system of blockchain and sharing the value of the platform to all the participants in the system.

On June 1, 2019, CCM v2.0 was launched. Compared to the 1.0 version, CCM v2.0 has a wider variety of product categories, easier user interface, more transparent information, more stable operations, a higher security level, and faster logistics. Currently, CCM v2.0 adopts a “multi-vendor hosted stores + platform self-hosted stores” model, supported by multiple local warehouses in different regions. The platform supports various marketing methods, including point rewards programs, coupons, live webcasts, game interaction, and social media sharing. Besides the blockchain-powered features, CCM v2.0 is also fully equipped with the same functions and services that other Chinese leading traditional e-commerce platforms provide.

CCM’s blockchain-powered QRO plan enables CCM to record every event or transaction on a distributed ledger and make the whole process traceable. CCM is adopting an unalterable anti-counterfeit code to be issued by manufacturers, which can ensure the authenticity of products and directly link manufacturers with their targeted customers as a way of precision marketing.

Based on blockchain technology, CCM is established to transform the relationship between companies and consumers from traditional selling and buying relationships to a value-sharing relationship. The platform will fairly distribute the benefit of the entire mall to users who engage in promotion, development, and consumption based on their contributions to the platform. The members of CCM are not only consumers and entrepreneurs but also participants, promoters and beneficiaries.

The CCM shared shopping mall platform is designed to be a block-chain based shopping mall for merchants and goods, not the exchange of digital currencies, and it currently only accepts payment from credit cards, Alipay and Wechat.

We offer high-quality products at attractive prices and incentivize our members to promote our platform and share our products with their social contacts. Our platform has attracted a growing base of users, including members and non-members. These users are actively purchasing products on our platform.

Members are the key participants on our platform and drivers of our growth. Our members typically pay to gain access to a dedicated app that provides access to a curated selection of products, exclusive membership benefits, and features, including discounted prices and point rewards. Members can refer others to become members and are rewarded for doing so. Members can also promote products on various social platforms and are rewarded if those users purchase our products. We currently generate revenues primarily from fixed membership fees and selling products on our platform to users, including both members and non-members.

Currently, there are two kinds of membership programs, Diamond Elite and Silver Elite, with different membership fees. The members are required to log onto Chain Cloud Mall (CCM) app or web portal in order to download some of their rewards points each day. The member could download all of his/her rewards points if he/she logs onto the app or web portal for at least 200 days within the membership’s validity period, which is 365 days. Members must renew their membership before expiration to continue earning points and enjoy discounts. A non-member user can purchase products from the platform, but does not enjoy the above-mentioned benefits.

Membership revenue is recognized when a member registers and makes his/her first order on CCM app or web portal.

Membership benefits are as follows:

1)	Receive a merchandise gift package

2)	Exclusive discounts for merchandise sold on the Chain Cloud Mall (CCM) Web and App

3)	Receive CCM-Points upon a successful new member and product referral

CCM-Points can be used as coupons for the member’s future purchases on our app and website.

In order to promote our membership program, we currently allow our users to join the membership program by purchasing merchandise of the equivalent value of the membership fee through our CCM app or website, as an alternative to paying the upfront fixed membership fee.

CCM-Points can only be used as credit when making purchases on our platform, with one CCM Point representing RMB1.00. CCM-Points cannot be redeemed for cash. Members may transfer CCM Points to others.

From December 2018, the trial period of our e-commerce platform launch, until August 31, 2019, we received proceeds of RMB 8,854,890, or approximately $1,238,701 from fixed membership fees and merchandise sales, with 5,977 members and 6,086 orders. From January 1 to June 30, 2019, we received proceeds of RMB 6,587,949, approximately $958,289, from 3,850 members with 3,898 orders. For the three months ended June 30, 2019, we received RMB 4,493,150, approximately $653,578, in proceeds, from 2,641 members with 2,672 orders.

Pre-Sale Transaction Structure

Post-Sale Transaction Structure of Future FinTech

Abandonment of the Sale Transaction and Expenses Related to the Sale Transaction

In the event that the Future FinTech’s shareholders do not approve the Sale Transaction, the Sale Transaction shall not be consummated by the Company and shall be abandoned. We anticipate that the fees and expenses related to the Sale Transaction, including professional fees, shall be approximately $50,000 in aggregate.

Recommendation to Shareholders

After careful consideration, the Board of Directors recommends a vote IN FAVOR OF the nominees for director named in the accompanying proxy statement, a vote IN FAVOR OF the ratification of the Audit Committee’s selection of the independent registered public accounting firm, a vote IN FAVOR OF the Sale Transaction, and a vote IN FAVOR OF the adoption of the Future FinTech Group Inc. 2019 Omnibus Equity Plan.

Interests of Future FinTech’s Directors and Officers in the Sale Transaction

As of the Record Date, the directors and executive officers of Future FinTech as a group owned and were entitled to vote 13,084,114 shares of the common stock of the Company including shares owned by the son of our Chairman and Chief Executive Officer, representing approximately 40.49% of the outstanding shares of Future FinTech common stock on that date. Future FinTech expects that its directors and executive officers will vote their shares in favor the nominees for director named in this proxy statement, in favor the ratification of the Audit Committee’s selection of the independent registered public accounting firm, in favor the Sale Transaction, and in favor of the adoption of the Future FinTech Group Inc. 2019 Omnibus Equity Plan, but none of the Company’s directors or executive officers other has entered into any agreement obligating any of them to do so.

Besides the equity ownership of Future FinTech detailed above, the directors and executive officers of the Company do not have interests different than the other shareholders of Future FinTech.

Appraisal Rights

Future FinTech shareholders do not have appraisal rights in connection with the Sale Transaction under the Florida Business Corporation Act.

Material United States Federal Income Tax Considerations

The following discussion is a summary of certain U.S. federal income tax consequences of the Sale Transaction. This discussion is based on current provisions of the Code, applicable U.S. Department of the Treasury regulations promulgated thereunder, judicial opinions, and published positions of the Internal Revenue Service, all as in effect as of the date of this document. Such authorities are subject to change or differing interpretations at any time, possibly with retroactive effect, and any such change or interpretation could affect the accuracy of the statements in this proxy statement. This discussion does not address any U.S. federal tax considerations other than those relating to income tax (e.g., estate and gift taxes), nor does it address any state, local, or foreign tax considerations or any tax reporting requirements.

The Sale Transaction will not result in any immediate U.S. federal income tax consequences to Future FinTech stockholders.

The Sale Transaction will generally be taxable to Future FinTech for U.S. federal income tax purposes, and it is expected that Future FinTech will recognize a net loss for U.S. federal income tax purposes as a result of the Sale Transaction.

THIS IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. THE U.S. FEDERAL INCOME TAX TREATMENT OF THESE TRANSACTIONS IS COMPLEX. ACCORDINGLY, EACH SHAREHOLDER WHO IS A U.S. HOLDER IS STRONGLY URGED TO CONSULT HIS OWN TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME, ESTATE AND OTHER TAX CONSEQUENCES OF THE TRANSACTIONS WITH SPECIFIC REFERENCE TO SUCH PERSON’S PARTICULAR FACTS AND CIRCUMSTANCES.

Regulatory Approvals Required for the Sale Transaction

The Company is unaware of any federal or state regulatory requirements that must be complied with or necessary approvals in connection with the Sale Transaction, except for filings of the share transfer with the competent authority of Hong Kong and compliance with regulations of the Securities and Exchange Commission.

Risk Factors

In evaluating the proposals to be presented at the Annual Meeting, a shareholder should carefully read this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors.”

Conditions to Consummation of the Sale Transaction

The Company’s ability to consummate the Sale Transaction is conditioned upon, among other things, that the Sale Transaction is duly approved, adopted and implemented by the Company’s shareholders.

Dissenter’s Rights

Our shareholders have no right under the Florida Business Corporations Act, our Second Amended and Restated Articles of Incorporation or our Amended and Restated Bylaws to dissent from the provision adopted in the Amendment.

RISK FACTORS

You should carefully consider the following risk factors, together with the other information contained in this proxy statement, including the factors discussed in Part I, Item 1A—Risk Factors in Future FinTech’s annual report on Form 10-K for the year ended December 31, 2018. The risks described below relate to the Sale Transaction, and are in addition to, and should be read in conjunction with, without limitation, the factors discussed in Part I, Item 1A—Risk Factors in Future FinTech’s annual report on Form 10-K for the year ended December 31, 2018. If any of the following risks and uncertainties develops into actual events, these events could have a material adverse effect on Future FinTech’s business, financial conditions or results of operations. In addition, past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods.

Risks Related to the Sale Transaction

The Sale Transaction is subject to conditions, including certain conditions that may not be satisfied or completed on a timely basis, which could cause the Company to fail to meet NASDAQ’s continued listing requirements and have its shares delisted from NASDAQ.

Completion of the Sale Transaction is subject to the completion of certain conditions that make the completion and timing of the transactions uncertain, including the approval of the Sale Transaction by our shareholders. We cannot guarantee that the closing conditions set forth in the Share Transfer Agreement or related documents will be satisfied. If the Sale Transaction cannot be completed in a timely manner, the Company will not be able to meet its compliance plan submitted to NASDAQ and NASDAQ’s continued listing requirements, which could cause its shares to be delisted from NASDAQ.

Failure to complete the Sale Transaction may also negatively affect the share price and future business and financial results of Future FinTech.

In the event that we are unable to complete the Sale Transaction in a timely manner, Future FinTech’s ongoing business may also be adversely affected. If the Sale Transaction is not completed at all, Future FinTech will be subject to a number of risks, including the following:

●	Delisting from NASDAQ;

●	being required to pay costs and expenses relating to the Sale Transaction, such as legal and accounting fees, whether or not the transactions are completed; and

●	loss of time and resources committed by each of the management of Future FinTech to matters relating to the Sale Transaction that could have been devoted to pursuing other beneficial opportunities.

If the Sale Transaction is not completed, the price of Future FinTech’s common stock may decline to the extent that the current market price reflects a market assumption that the transaction will be completed and that the related benefits will be realized.

Uncertainties associated with the Sale Transaction may cause employees to leave Future FinTech and may otherwise affect the future business and operations of Future FinTech.

The success of Future FinTech after the Sale Transaction will depend in part upon its ability to retain its key employees. Prior to and following the Sale Transaction, current and prospective employees of Future FinTech may experience uncertainty about their future roles and choose to pursue other opportunities, which could have an adverse effect on the applicable business. If key employees depart, the businesses and results of operations of the Company could be adversely affected.

The results of operations and financial condition of Future FinTech following the transaction may differ materially from the pro forma information presented in this proxy statement.

The pro forma financial information included in this proxy statement is derived from the historical audited and unaudited consolidated financial statements of Future FinTech. The preparation of this pro forma information is based upon available information and certain assumptions and estimates that we believe are reasonable. However, this pro forma information may be materially different from what the actual results of operations and financial conditions of Future FinTech would have been had the transaction occurred during the periods presented or from what the results of operations and financial position of Future FinTech will be after the completion of the proposed transaction. In particular, the assumptions used in preparing the pro forma financial information may not be realized, and other factors may affect the financial condition and results of operations of Future FinTech following the transaction.

Additional Risks Related to Future FinTech After the Sale Transaction

We may not be able to effectively control and manage our growth, and a failure to do so could adversely affect our operations and financial condition.

If our newly developed blockchain based e-commerce business and markets experience significant growth, we will need to expand our business to maintain our competitive position. We may face challenges in managing and financing expansion of our business, facilities and product offerings, including challenges relating to integration of acquired businesses and increased demands on our management team, employees and facilities. Failure to effectively deal with increased demands on us could interrupt or adversely affect our operations and cause production and service backlogs, longer product development time frames and administrative inefficiencies. Other challenges involved with expansion, acquisitions and operation include:

●	unanticipated costs;

●	the diversion of management’s attention from other business concerns;

●	potential adverse effects on existing business relationships with suppliers and customers;

●	obtaining sufficient working capital to support expansion;

●	expanding our product offerings and maintaining the high quality of our products and services;

●	continuing to fill customers’ orders on time;

●	maintaining adequate control of our expenses and accounting systems;

●	successfully integrating any future acquisitions; and

●	anticipating and adapting to changing conditions in the block chain and/or ecommerce online shopping industries and financial technology, whether from changes in government regulations, mergers and acquisitions involving our competitors, technological developments or other economic, competitive or market dynamics.

Even if we obtain benefits of expansion in the form of increased sales, there may be delay between the time when the expenses associated with an expansion or acquisition are incurred and the time when we recognize such benefits, which could negatively affect our earnings.

We may engage in future acquisitions involving significant expenditures of cash, the incurrence of debt or the issuance of stock, all of which could have a materially adverse effect on our operating results.

As part of our business strategy, we review acquisition and strategic investment prospects that we believe would complement our current product offerings, augment our market coverage, enhance our technological capabilities or otherwise offer growth opportunities. From time to time, we review investments in new businesses and we expect to make investments in, and to acquire, businesses, products or technologies in the future. In the event of any future acquisitions, we may expend significant cash, incur substantial debt and/or issue equity securities and dilute the percentage ownership of current shareholders, all of which could have a material adverse effect on our operating results and the price of our stock. We cannot guarantee that we will be able to successfully integrate any businesses, products, technologies or personnel that we may acquire in the future, and our failure to do so could have a material adverse effect on our business, operating results and financial condition.

Our business and operations may be subject to disruption from work stoppages, terrorism or natural disasters.

Our operations may be subject to disruption for a variety of reasons, including work stoppages, acts of war, terrorism, pandemics, fire, earthquake, flooding or other natural disasters. If a major incident were to occur in either of the regions where our facilities or main offices are located, our facilities or offices or those of critical suppliers could be damaged or destroyed. Such a disruption could result in a reduction in available raw materials, the temporary or permanent loss of critical data, suspension of operations, delays in shipment of products and disruption of business generally, which would adversely affect our revenue and results of operations.

Our success depends substantially on the continued retention of certain key personnel and our ability to hire and retain qualified personnel in the future to support our growth.

If one or more of our senior executives or other key personnel are unable or unwilling to continue in their present positions, our business may be disrupted and our financial condition and results of operations may be materially and adversely affected. While we depend on the abilities and participation of our current management team generally, we rely particularly upon Mr. Yongke Xue, our chief executive officer (“CEO”); Mr. Zhi Yan, a member of the Company’s Board of Directors (the “Board”); and Mr. Jing Chen, our chief financial officer (“CFO”). The loss of the services of Messrs. Yongke Xue, Zhi Yan or Jing Chen for any reason could significantly adversely impact our business and results of operations. Competition for senior management and senior technology personnel in the PRC is intense and the pool of qualified candidates is very limited. Accordingly, we cannot guarantee that the services of our senior executives and other key personnel will continue to be available to us, or that we will be able to find a suitable replacement for them if they were to leave.

Our ecommerce business depends on the continued use of the Internet and the adequacy of the Internet infrastructure.

Our ecommerce business depends upon the widespread use of the Internet and ecommerce. Factors which could reduce the widespread use of the Internet for ecommerce include actual or perceived lack of security of information or privacy protection, cyberattacks or other disruptions or damage to the Internet or to users’ computers, significant increases in the costs of transportation of goods, and taxation and governmental regulation.

Our business depends on our Website, network infrastructure and transaction-processing systems.

Our ecommerce business is completely dependent on our infrastructure. Any system interruption that results in the unavailability of our Website or reduced performance of our transaction systems could reduce our ability to conduct our business. We use internally and externally developed systems for our Website and our transaction processing systems. We expect to experience system interruptions due to software failure. We may also experience temporary capacity constraints due to sharply increased traffic during sales or other promotions and during the holiday shopping season. Capacity constraints can cause system disruptions, slower response times, delayed page presentation, degradation in levels of customer service and other problems. We may also experience difficulties with our infrastructure upgrades. Any future difficulties with our transaction processing systems or difficulties upgrading, expanding or integrating aspects of our systems may cause system disruptions, slower response times, and degradation in levels of customer service, additional expense, impaired quality and speed of order fulfillment or other problems.

If the location where all of our computer and communications hardware is located is compromised, our business, prospects, financial condition and results of operations could be harmed. If we suffer an interruption or degradation of services at the location for any reason, our business could be harmed. Our success, and in particular, our ability to successfully receive and fulfill orders and provide high-quality customer service, largely depends on the efficient and uninterrupted operation of our computer and communications systems. These limitations could have an adverse effect on our conversion rate and sales. Our disaster recovery plan may be inadequate, and we do not carry business interruption insurance to compensate us for the losses that could occur. Despite our implementation of network security measures, our servers are vulnerable to computer viruses, physical or electronic break-ins and similar disruptions, the occurrence of any of which could lead to interruptions, delays, loss of critical data or the inability to accept and fulfill customer orders. The occurrence of any of the foregoing risks could harm our business.

Our platform requires frequent updates on pricing from our vendors. If these updates are inaccurate or do not occur, there could be a negative influence on our business.

We update the prices of products listed on our site frequently from our vendors. If we are unable to obtain, or are not provided updated pricing information from our vendors, or if we fail to act on information from our vendors, then it could cause us to remedy the pricing difference to complete the transaction, or source the product from an alternative vendor at their price.

We are subject to cyber security risks and may incur increasing costs in an effort to minimize those risks and to respond to cyber incidents.

Our ecommerce business is entirely dependent on the secure operation of our website and systems as well as the operation of the Internet generally. Our business involves the storage and transmission of users’ proprietary information, and security breaches could expose us to a risk of loss or misuse of this information, litigation, and potential liability. A number of large Internet companies have suffered security breaches, some of which have involved intentional attacks. From time to time we and many other Internet businesses also may be subject to a denial of service attacks wherein attackers attempt to block customers’ access to our Website. If we are unable to avert a denial of service attack for any significant period, we could sustain substantial revenue loss from lost sales and customer dissatisfaction. We may not have the resources or technical sophistication to anticipate or prevent rapidly evolving types of cyber-attacks.

Cyberattacks may target us, our customers, our suppliers, banks, payment processors, ecommerce in general or the communication infrastructure on which we depend. If an actual or perceived attack or breach of our security occurs, customer and/or supplier perception of the effectiveness of our security measures could be harmed and we could lose customers, suppliers or both. Actual or anticipated attacks and risks may cause us to incur increasing costs, including costs to deploy additional personnel and protection technologies, train employees, and engage third party experts and consultants. A person who is able to circumvent our security measures might be able to misappropriate our or our users’ proprietary information, cause interruption in our operations, damage our computers or those of our users, or otherwise damage our reputation and business. Any compromise of our security could result in a violation of applicable privacy and other laws, significant legal and financial exposure, damage to our reputation, and a loss of confidence in our security measures, which could harm our business.

The relative lack of public company experience of our management team may put us at a competitive disadvantage.

Our management team lacks significant public company experience, which could impair our ability to comply with legal and regulatory requirements such as those imposed by the Sarbanes-Oxley Act of 2002, (“Sarbanes-Oxley”). Our senior management does not have significant experience managing a publicly traded company. Such responsibilities include complying with federal securities laws and making required disclosures on a timely basis. Our senior management may be unable to implement programs and policies in an effective and timely manner or that adequately respond to the increased legal, regulatory and reporting requirements associated with being a publicly traded company. Our failure to comply with all applicable requirements could lead to the imposition of fines and penalties, distract our management from attending to the management and growth of our business, result in a loss of investor confidence in our financial reports and have an adverse effect on our business and stock price.

As a public company, we are obligated to maintain effective internal controls over financial reporting. Our internal controls may be determined not to be effective, which may adversely affect investor confidence in us and, as a result, decrease the value of our Common Stock.

The PRC has not adopted management and financial reporting concepts and practices similar to those in the United States. We may have difficulty in hiring and retaining a sufficient number of qualified finance and management employees to work in the PRC. As a result of these factors, we may experience difficulty in establishing and maintaining accounting and financial controls, collecting financial data, budgeting, managing our funds and preparing financial statements, books of account and corporate records and instituting business practices that meet investors’ expectations in the United States.

Rules adopted by the SEC, or the Commission, pursuant to Sarbanes-Oxley Section 404 require annual assessment of our internal controls over financial reporting. This requirement first applied to our annual report on Form 10-K for the fiscal year ended December 31, 2008. The standards that must be met for management to assess the internal controls over financial reporting as effective are relatively new and complex, and they require significant documentation, testing and possible remediation to meet the detailed standards. This assessment will need to include disclosure of any material weaknesses identified by our management in our internal control over financial reporting. During the evaluation and testing process, if we identify one or more material weaknesses in our internal control over financial reporting as we have done previously, we will be unable to assert that our internal controls are effective. If we continue to be unable to conclude that our internal control over financial reporting is effective, we could lose investor confidence in the accuracy and completeness of our financial reports, which could harm our business and cause the price of our stock to decline.

We may need additional capital to fund our future operations and, if it is not available when needed, we may need to reduce our planned development and marketing efforts, which may reduce our sales revenue.

We believe that our existing working capital and cash available from operations will enable us to meet our working capital requirements for at least the next twelve months. However, if cash from future operations is insufficient, or if cash is used for acquisitions or other currently unanticipated uses, we may need additional capital. The development and marketing of new products and the expansion of distribution channels and associated support personnel require a significant commitment of resources. In addition, if the markets for our products and services develop more slowly than anticipated, or if we fail to establish significant market share and achieve sufficient net revenues, we may continue to consume significant amounts of capital. As a result, we could be required to raise additional capital. To the extent that we raise additional capital through the sale of equity or convertible debt securities, the issuance of such securities could result in dilution of the shares held by existing shareholders. If additional funds are raised through the issuance of debt securities, such securities may provide the holders certain rights, preferences, and privileges senior to those of common shareholders, and the terms of such debt could impose restrictions on our operations. We cannot guarantee that additional capital, if required, will be available on acceptable terms, or at all. If we are unable to obtain sufficient amounts of additional capital, we may be required to reduce the scope of our planned product development and marketing efforts, which could harm our business, financial condition and operating results.

If our costs and demands upon management increase disproportionately to the growth of our business and revenue as a result of complying with the laws and regulations affecting public companies, our operating results could be harmed.

As a public company, we do and will continue to incur significant legal, accounting, investor relations and other expenses, including costs associated with public company reporting requirements. We also have incurred and will incur costs associated with current corporate governance requirements, including requirements under Section 404 and other provisions of Sarbanes-Oxley, as well as rules implemented by the SEC and the stock exchange on which our common stock is traded. The expenses incurred by public companies for reporting and corporate governance purposes have increased dramatically over the past several years. These rules and regulations have increased our legal and financial compliance costs substantially and make some activities more time consuming and costly. If our costs and demands upon management increase disproportionately to the growth of our business and revenue, our operating results could be harmed.

There are inherent uncertainties involved in estimates, judgments and assumptions used in the preparation of financial statements in accordance with generally accepted accounting principles in the United States, or U.S. GAAP. Any changes in estimates, judgments and assumptions could have a material adverse effect on our business, financial condition and operating results.

The preparation of financial statements in accordance with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) involves making estimates, judgments and assumptions that affect reported amounts of assets (including intangible assets), liabilities and related reserves, revenue, expenses and income. Estimates, judgments and assumptions are inherently subject to change in the future, and any such changes could result in corresponding changes to the amounts of assets, liabilities, revenue, expenses and income. Any such changes could have a material adverse effect on our business, financial condition and operating results.

We will no longer have any equity participation in HeDeTang or in the fruit juice industry.

After the Sale Transaction, we will have no ongoing equity participation in the fruit juice industry. We will cease to participate in HeDeTang’s future earnings or growth, if any, and will not participate in any potential future sale of HeDeTang. It is possible that New Continent could sell some or all of its equity in HeDeTang following the Sale Transaction at a valuation higher than that being paid in the Sale Transaction and New Continent could realize significant returns on its equity investment in HeDeTang.

Our stockholders will not receive any distribution from the Sale Transaction, and may never receive any return of value.

We currently intend to use the net proceeds from the Sale Transaction to, among other things, address working capital needs and fund growth initiatives. However, there is no guarantee that the investments in our remaining businesses or possible future investments in other businesses will generate a positive return to our stockholders.

In addition, we have not declared any cash dividends and do not intend to declare or pay any cash dividends in the foreseeable future. Stockholders also do not have appraisal rights in connection with the Sale Transaction. Stockholders will not directly receive any liquidity from the Sale Transaction and the only return to them will be based on any future appreciation in our stock price or upon a future sale or liquidation of us. Much depends on our future business, including the success or failure of our ecommerce business. There are no assurances that we will be successful, and current stockholders may never get a return on their investment.

We will continue to incur the expenses of complying with public company reporting requirements following the closing of the Sale Transaction.

After the Sale Transaction, we will continue to be required to comply with the applicable reporting requirements of the Exchange Act, the Sarbanes-Oxley Act of 2002, the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as well as rules adopted, and to be adopted, by the SEC and NASDAQ, (if we can meet the continued listing requirements) and will incur significant legal, accounting and other expenses in connection with that compliance. In addition, our management and other personnel will need to continue to devote a substantial amount of time to these compliance initiatives.

We may be exposed to litigation related to the Sale Transaction from the holders of our common stock.

Transactions such as the Sale Transaction are often subject to lawsuits by stockholders. Particularly because the holders of our common stock will not receive any consideration from the Sale Transaction, it is possible that they may sue the Company or the Board of Directors. Such lawsuits could result in substantial costs and divert our management’s attention from other business concerns, which could seriously harm our business.

THE ANNUAL MEETING

Date, Time and Place of the Annual Meeting

The Annual Meeting will be held at 10:00 a.m., local time, on Friday, December 6, 2019, at the Company’s principal executive offices at 23F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075.

Matters to be Voted Upon at the Annual Meeting

At the Annual Meeting, Future FinTech is asking its shareholders as of the record date of October 10, 2019 (the “Record Date”) to consider and vote upon proposals:

(1)	To elect five directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified;

(2)	To ratify the Audit Committee’s selection of the independent registered public accounting firm for the fiscal year ending December 31, 2019;

(3)	To approve the sale of the Company’s subsidiary, HeDeTang Holdings (HK) Ltd. (“HeDeTang HK”), to New Continent International Co., Ltd., a company incorporated in the British Virgin Islands (the “Sale Transaction”);

(4)	To adopt and approve the Future FinTech Group Inc. 2019 Omnibus Equity Plan; and

(5)	To transact such other business as may properly come before the meeting or any adjournment thereof.

Record Date; Shares Entitled to Vote; Quorum

Shareholders will be entitled to vote or direct votes to be cast at the Annual Meeting if they owned shares of Future FinTech common stock on the Record Date. Shareholders will have one vote for each share of Future FinTech common stock owned at the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were 32,317,083 shares of Future FinTech common stock outstanding.

A quorum of Future FinTech shareholders is necessary to hold a valid meeting. A quorum will be present at the Annual Meeting if a majority of the outstanding shares entitled to vote at the meeting are represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

Vote Required; Abstentions and Broker Non-Votes

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld. The approval of each of the other proposals require the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal. Abstentions and broker non-votes will have the same effect as a vote “against” each of the proposals.

Shares Held by Future FinTech’s Directors and Executive Officers

As of the Record Date, the directors and executive officers of Future FinTech as a group owned and were entitled to vote 13,084,114 shares of the common stock of the Company including shares owned by the son of our Chairman and Chief Executive Officer, representing approximately 40.49% of the outstanding shares of Future FinTech common stock on that date. Future FinTech expects that its directors and executive officers will vote their shares in favor of each of the proposals, but none of the Company’s directors or executive officers has entered into any agreement obligating any of them to do so.

Voting of Proxies

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you may cause your shares to be voted by returning a signed proxy card, or you may vote in person at the Annual Meeting. Based on your proxy cards, the proxy holders will vote your shares according to your directions.

If you plan to attend the Annual Meeting and wish to vote in person, you will be given a ballot at the meeting. If your shares are registered in your name, you are encouraged to vote by proxy even if you plan to attend the Annual Meeting in person. If you attend the Annual Meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions of the shareholder. In the event that properly executed proxies do not contain voting instructions for any given proposal, the Future FinTech common stock represented by such proxies will be voted in favor of each such proposal.

If your shares are held in “street name” through a broker, bank or other nominee, you may vote through your broker, bank or other nominee by completing and returning the voting form provided by your broker, bank or other nominee. If you do not return your bank’s, broker’s or other nominee’s voting form or do not attend the Annual Meeting and vote in person with a proxy from your broker, bank or other nominee, it will have the same effect as if you voted “AGAINST” the proposals presented for a vote.

Revocability of Proxies

If you are a shareholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Annual Meeting by:

●	Signing another proxy card with a later date and returning it to us prior to the Annual Meeting; or

●	Attending the Annual Meeting and voting in person.

Please note that to be effective, your new proxy card, internet or telephonic voting instructions or written notice of revocation must be received by us prior to the Annual Meeting. If you have submitted a proxy, your appearance at the Annual Meeting, in the absence of voting in person or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.

If you hold your shares of common stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the Annual Meeting if you obtain a valid “legal” proxy from your bank, broker or other nominee. Any adjournment, recess or postponement of the Annual Meeting for the purpose of soliciting additional proxies will allow Future FinTech shareholders who have already sent in their proxies to revoke them at any time prior to their use at the Annual Meeting as adjourned, recessed or postponed.

Board of Directors’ Recommendation

After careful consideration, the Company’s board of directors recommends that you vote or give instruction to vote:

●	“FOR” the nominees for director named in this proxy statement;

●	“FOR” the ratification of the Audit Committee’s selection of the independent registered public accounting firm;

●	“FOR” the HeDeTang Sale Transaction proposal;

●	“FOR” the adoption of the Future FinTech Group Inc. 2019 Omnibus Equity Plan.

Solicitation of Proxies

The expense of soliciting proxies in the enclosed form will be borne by Future FinTech. Proxies may also be solicited by some of our directors, officers and employees, personally or by telephone, facsimile, e-mail or other means of communication. No additional compensation will be paid for such services.

Anticipated Date of Completion of the Sale Transaction

Assuming timely satisfaction of necessary pre-conditions, including the approval by our shareholders of the proposals to approve the Sale Transaction, we anticipate that the Sale Transaction will be completed in the first quarter of 2020. However, Future FinTech cannot assure you when or if the Sale Transaction will occur. The Sale Transaction is subject to shareholder approval and other conditions, and it is possible that factors outside the control of Future FinTech could result in the Sale Transaction being completed at a later time, or not at all. There may be a substantial amount of time between the Annual Meeting and the completion of the Sale Transaction.

Householding of Annual Meeting Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more shareholders sharing the same address by delivering a single set of proxy materials. This process, which is commonly referred to as “householding,” potentially results in extra convenience for shareholders and cost savings for companies. The Company has adopted the SEC-approved “householding” procedure.

Upon written or oral request, the Company will deliver promptly a separate copy of the Notice of Annual Meeting of Shareholders, this Proxy Statement and the 2018 Annual Report to any shareholder at a shared address to which the Company delivered a single copy of any of these documents. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, you may:

●	Send a written request to the Company’s Corporate Secretary at 23F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075, or call 86-29-81878827 if you are a shareholder of record; or

●	Notify your broker, if you hold your common shares under street name.

If you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact the Company using the mailing address and phone number above. Shareholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

THE SALE TRANSACTION

Parties Involved in the Sale Transaction

Future FinTech Group Inc.

Future Fintech Group Inc. is a holding company incorporated under the laws of the State of Florida. We have three direct wholly-owned subsidiaries: DigiPay FinTech Limited (“DigiPay,” formerly known as Belkin Foods Holdings Group Limited, which changed its name on January 4, 2018), a company incorporated under the laws of the British Virgin Islands; Digital Online Marketing Limited (“Digital Online”) (formerly known as FullMart Holding Limited, which changed its name on January 5, 2018), a company organized under the laws of the British Virgin Islands; and SkyPeople Foods Holding Limited (“SkyPeople BVI”), a company organized under the laws of the British Virgin Islands.

The traditional business of Future FinTech consists of production and sales of fruit juice concentrates, fruit juice beverages and other fruit-related products in the People’s Republic of China (“PRC” or “China”), and overseas markets. Due to drastically increased production cost and tightened environmental laws in China, the Company is transforming its business from fruit juice manufacturing and distribution to a real-name blockchain e-commerce platform that integrates blockchain and internet technology.

HeDeTang Holdings (HK) Ltd.

SkyPeople BVI is a wholly-owned subsidiary of Future FinTech organized under the laws of the British Virgin Islands on December 28, 2011. SkyPeople BVI holds 100% of the equity interest of HeDeTang Holdings (HK) Ltd. HeDeTang Holdings (HK) Ltd. holds 73.42% of the equity interest of SkyPeople (China) and 100% of the equity interest of HeDeJiaChuan Holding Group Co., Ltd. SkyPeople (China) has eight subsidiaries, all limited liability companies organized under the laws of the PRC: (i) Shaanxi Qiyiwangguo; (ii) Huludao Wonder; (iii) Yingkou; (iv) Food Industry Yidu; (v) Shaanxi Heying; (vi) Agricultural Plantation Yidu; (vii) Foods Industry Zhouzhi; and (viii) Foods industry JingYang. TSD holds another 26.36% of the equity interest of SkyPeople (China).

HeDeJiaChuan Holding Group Co., Ltd has seven subsidiaries, all limited liability companies organized under the laws of the PRC: (i) Shenzhen HeDeTang Industrial Co. Ltd.; (ii) Xi’an Corucopia International Co.; (iii) Xi’an HeDeTang Nutritious Food; (iv) DeDeJiaChuan Foods (Xi’an) Co. Ltd; (v) SkyPeople (SuiZhong) Fruit and Vegetable Products Co. Ltd.; (vi) HeDeJiaChuan Foods (YiChang) Co., Ltd. and (vii) Shaanxi Guo Wei Mei Kiwi Deep Processing Co., Ltd.

New Continent International Co., Ltd.

New Continent International Co., Ltd. is a company incorporated in the British Virgin Islands (“New Continent”) in October 2010. Mr. Binke Zhang is the managing director and sole shareholder of New Continent.

Effects of the Sale Transaction

Upon completion of the Sale Transaction, all of the ordinary shares of HeDeTang will be owned by New Continent.

Effect on Future FinTech if the Sale Transaction is Not Completed

If the Sale Transaction is not approved by Future FinTech shareholders or if the Sale Transaction is not completed for any other reason, Future FinTech will retain ownership of HeDeTang. If the Sale Transaction is completed, Future FinTech will meet NASDAQ’s shareholders equity requirement and will continue to be registered under the Exchange Act and Future FinTech will continue to file periodic reports with the SEC. In addition, if the Sale Transaction is not completed, Future FinTech expects that management will operate the business in a manner similar to that in which it is being operated today and that Future FinTech’s shareholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, non-compliance with NASDAQ continued listing requirements, NASDAQ delisting, and the risks related to the highly competitive industry in which Future FinTech operates and adverse economic conditions.

Background of the Sale Transaction

The following is a brief discussion of the background of the deliberations that led to our Board of Directors’ approval of the Sale Transaction.

HeDeTang HK is a wholly owned subsidiary of SkyPeople BVI. HeDeTang HK’s 73.41% owned subsidiary SkyPeople China and wholly owned subsidiary HeDeJiaChuan own and operate the fruit juice manufacturing and distribution business of the Company. On August 29, 2017, the Board approved a spin-off of the Company’s wholly-owned subsidiaries, SkyPeople BVI and FullMart, through a pro rata distribution of the ordinary shares of each of SkyPeople BVI and FullMart to holders of the Company’s common stock (the “Spin-Off”). On March 13, 2018, the Company held a Special Meeting of Shareholders, and the Spin-Off was approved by the shareholders of the Company, subject to the completion of certain conditions, including, among others, the issuance of additional shares of ordinary stock of each of SkyPeople BVI and FullMart to Future FinTech and the filing and effectiveness of Form 10 registration statements for each of SkyPeople BVI and FullMart. Due to the time and cost of preparing the audited financial statements for SkyPeople BVI and FullMart for Form 10 registration statements and the change of the auditor of the Company in early 2019, the Spin-Off was not completed as of September 2019.

On September 4, 2019, the Company received written notice from the NASDAQ Stock Market (“NASDAQ”) stating that the Company did not meet the requirement of maintaining a minimum of $2,500,000 in stockholders’ equity for continued listing on the NASDAQ Capital Market, as set forth in NASDAQ Listing Rule 5550(b)(1), and that additionally the Company did not meet the alternative of market value of listed securities of $35 million under NASDAQ Listing Rule 5550(b)(2) or net income from continuing operations of $500,000 in the most recently completed fiscal year or in two of the last three most recently completed fiscal years under NASDAQ Listing Rule 5550(b)(3), and that accordingly the Company was no longer in compliance with the NASDAQ Listing Rules. The NASDAQ notification letter provided the Company until September 18, 2019 to submit a plan to regain compliance. If the plan is accepted, NASDAQ can grant the Company an extension up to 180 calendar days from the date of the NASDAQ letter to demonstrate compliance.

Since 2015, due to the cost increase for raw materials, labor and environmental compliance as well as the slow-down of market growth and increasing price competition in China, the revenue and net income from the Company’s fruit juice business has decreased significantly and our fixed assets usage rate has been at a very low level. In the meantime, Chinese banks have implemented a de-leveraging policy and been aggressively collecting outstanding loans. Furthermore, the Company’s new construction projects and facilities for fruit juice business could not be completed on schedule due to lack of funding and environmental control issues. This has resulted in the Company’s fruit juice business having a large amount of liabilities and bad assets, i.e. the business of HeDeTang Holding (HK) Ltd. (“HeDeTang HK”) and its operating subsidiaries in China. For fiscal year 2018, the Company had asset impairment of $148 million for HeDeTang HK and its subsidiaries, which has caused the shareholders’ equity of the Company in its consolidated financial statements to be reduced to negative $86.70 million, failing to meet the minimum $2.5 million shareholders’ equity requirement for continued listing on the NASDAQ Capital Market. After considering the continued listing requirements, timeline, and related costs as well as the difficulty of the operation conditions for fruit juice businesses, our Board reviewed the options and approved the Sale Transaction on September 17, 2019, with the intent of divesting the fruit juice business so that the Company can meet the shareholders equity requirement to regain compliance with NASDAQ and the Company’s management can better focus on the Company’s new business lines and growth strategies.  Additionally, our Board believes that the Sale Transaction will allow Future FinTech’s results of operations to not be as negatively affected by the adverse market conditions currently being experienced by the heavy asset and manufacturing operations of HeDeTang HK and its subsidiaries in China. On September 18, 2019, the Company submitted its compliance plan to NASDAQ, indicating it plans to complete the Sale Transaction subject to shareholder approval, so that the shareholders equity of the Company will be more than $2.5 million, so as to regain compliance with NASDAQ Rules. On September 17, 2019, the Board approved the Sale Transaction and the submission of the matter to the vote of the Company’s shareholders at the Company’s Annual Meeting. The Company is still waiting for approval of the plan by NASDAQ as of the date of this proxy statement.

Recommendation of Future FinTech’s Board of Directors and Reasons for the Sale Transaction

After careful consideration, the Company’s Board of Directors has determined that the Sale Transaction is fair to and in the best interests of the Company and its shareholders and unanimously recommends that you vote or give instruction to vote IN FAVOR of the Sale Transaction.

Reasons for the Sale Transaction

In evaluating the Sale Transaction and recommending that Future FinTech’s shareholders vote in favor of approval the Sale Transaction, Future FinTech’s Board of Directors, in consultation with Future FinTech’s senior management and outside legal counsel, considered numerous positive factors relating to the Sale Transaction, including the following material factors:

●	The Sale Transaction allows the Company to meet the $2.5 million shareholders equity requirement to regain compliance with NASDAQ rules.

●	Challenging market conditions affecting the business of HeDeTang, including, for example, increased costs of raw materials, low price for fruit juice products, heavy competition from online sellers and distributors, required upgrades of environmental protection devises for existing manufacturing facilities to meet heightened environmental standards, government-mandated interruptions in production due to pollution regulation and increased regulatory requirements for construction projects, have adversely affected the financial results of Future FinTech and slowed of its operations that are not dependent on the development and exploitation of heavy assets.

●	Following the completion of the Sale Transaction, Future FinTech will be able to focus on the strategic development of its ecommerce business.

●	Future FinTech will have a better ability to attract capital focused on the ecommerce industry, operational needs and growth strategies after the completion of the Sale Transaction.

●	The prospective risks to Future FinTech relating to the risks and uncertainties of maintaining its growth in the highly competitive market for juice products.

●	The Company’s Board of Directors concluded that the other strategic alternatives available to Future FinTech, such as continuing to operate its business as it currently does and pursuing its strategic plan and the possibility of growing its business through acquisitions and internal growth, were less attractive than the Sale Transaction under the circumstances.

●	The fact that resolutions approving the Sale Transaction were unanimously approved by Future FinTech’s Board of Directors, which is comprised of a majority of independent directors.

In the course of reaching the determinations and decisions and making the recommendation described above, Future FinTech’s Board of Directors, in consultation with Future FinTech’s senior management and outside legal counsel, considered the risks and potentially negative factors relating to the Sale Transaction, including the following material factors:

●	The possibility that the share price of Future FinTech may decline so that we may not continue to meet NASDAQ’s continued listing requirements.

●	The possibility that the consummation of the Sale Transaction may be delayed or not occur at all, and the adverse impact of non-compliance with NASDAQ rules, the risk of NASDAQ delisting procedures, as well as the impact that such events would have on Future FinTech and its business as management continues to devote time and attention to effect the consummation or other options to regain compliance with NASDAQ rules.

●	The possible disruption to Future FinTech’s business that may result from announcement of the Sale Transaction and the resulting distraction of management’s attention from the day-to-day operations of its business.

●	The potential negative effect of the pendency of the Sale Transaction on Future FinTech’s business, including uncertainty about the effect of the proposed Sale Transaction on the Company’s employees, customers and other parties, which may impair its ability to attract, retain and motivate key personnel, and could cause customers, suppliers and others to seek to change existing business relationships with Future FinTech.

●	The possibility that Future FinTech’s shareholders could commence litigation in connection with the Sale Transaction.

●	The possibility that Future FinTech will not be able to attract and maintain sufficiently skilled employees to develop and exploit the new line of e-commerce business, software and related technology.

●	The cost to Future FinTech of preparing for and consummating the Sale Transaction.

Future FinTech’s Board of Directors believed that, overall, the potential benefits of the Sale Transaction to Future FinTech’s shareholders outweighed the risks and uncertainties of the Sale Transaction.

Following the completion of the Sale Transaction, the main business operations of Future FinTech will be focused on our real-name and membership-based blockchain shared shopping mall platform.

On January 22, 2019, the Company formally launched GlobalKey SharedMall, also known as Chain Cloud Mall (CCM) v1.0, the real-name and membership-based blockchain shared shopping mall platform that integrates blockchain and internet technology and distinguishes itself by utilizing the automatic value distribution system of blockchain and sharing the value of the platform to all the participants in the system.

On June 1, 2019, CCM v2.0 was launched. Compared to the 1.0 version, CCM v2.0 has a wider variety of product categories, easier user interface, more transparent information, more stable operations, a higher security level, and faster logistics. Currently, CCM v2.0 adopts a “multi-vendor hosted stores + platform self-hosted stores” model, supported by multiple local warehouses in different regions. The platform supports various marketing methods, including point rewards programs, coupons, live webcasts, game interaction, and social media sharing. Besides the blockchain-powered features, CCM v2.0 is also fully equipped with the same functions and services that other Chinese leading traditional e-commerce platforms provide.

CCM’s blockchain-powered QRO plan enables CCM to record every event or transaction on a distributed ledger and make the whole process traceable. CCM is adopting an unalterable anti-counterfeit code to be issued by manufacturers, which can ensure the authenticity of products and directly link manufacturers with their targeted customers as a way of precision marketing.

Based on blockchain technology, CCM is established to transform the relationship between companies and consumers from traditional selling and buying relationships to a value-sharing relationship. The platform will fairly distribute the benefit of the entire mall to users who engage in promotion, development, and consumption based on their contributions to the platform. The members of CCM are not only consumers and entrepreneurs but also participants, promoters and beneficiaries.

The CCM shared shopping mall platform is designed to be a block-chain based shopping mall for merchants and goods, not the exchange of digital currencies, and it currently only accepts payment from credit cards, Alipay and Wechat.

We offer high-quality products at attractive prices and incentivize our members to promote our platform and share our products with their social contacts. Our platform has attracted a growing base of users, including members and non-members. These users are actively purchasing products on our platform. Since our trial operations of our platform began on December 26, 2018, we had approximately 164 and 4,014 users as of December 31, 2018 and June 30, 2019, respectively.

Members are the key participants on our platform and drivers of our growth. Our members typically pay to gain access to a dedicated app that provides access to a curated selection of products, exclusive membership benefits, and features, including discounted prices and point rewards. Members can refer others to become members and are rewarded for doing so. Members can also promote products on various social platforms and are rewarded if those users purchase our products. We currently generate revenues primarily from fixed membership fees and selling products on our platform to users, including both members and non-members.

Currently, there are two kinds of membership programs, Diamond Elite and Silver Elite, with different membership fees. The members are required to log onto Chain Cloud Mall (CCM) app or web portal in order to download some of their rewards points each day. The member could download all of his/her rewards points if he/she logs onto the app or web portal for at least 200 days within the membership’s validity period, which is 365 days. Members must renew their membership before expiration to continue earning points and enjoy discounts. A non-member user can purchase products from the platform, but does not enjoy the above-mentioned benefits.

Membership revenue is recognized when a member registers and makes his/her first order on CCM app or web portal.

Membership benefits are as follows:

1)	Receive a merchandise gift package

2)	Exclusive discounts for merchandise sold on the Chain Cloud Mall (CCM) Web and App

3)	Receive CCM-Points upon a successful new member and product referral

CCM-Points can be used as coupons for the member’s future purchases on our app and website.

In order to promote our membership program, we currently allow our users to join the membership program by purchasing merchandise of the equivalent value of the membership fee through our CCM app or website, as an alternative to paying the upfront fixed membership fee.

CCM-Points can only be used as credit when making purchases on our platform, with one CCM Point representing RMB1.00. CCM-Points cannot be redeemed for cash. Members may transfer CCM Points to others.

From December 2018, the trial period of our e-commerce platform launch, until August 31, 2019, we received proceeds of RMB 8,854,890, or approximately $1,238,701 from fixed membership fees and merchandise sales, with 5,977 members and 6,086 orders. From January 1 to June 30, 2019, we received proceeds of RMB 6,587,949, approximately $958,289, from 3,850 members with 3,898 orders. For the three months ended June 30, 2019, we received RMB 4,493,150, approximately $653,578, in proceeds, from 2,641 members with 2,672 orders.

Interests of Future FinTech’s Directors and Officers in the Sale Transaction

As of the Record Date, the directors and executive officers of Future FinTech as a group owned and were entitled to vote 13,084,114 shares of the common stock of the Company, representing approximately 40.49% of the outstanding shares of Future FinTech common stock on that date. Future FinTech expects that its directors and executive officers will vote their shares in favor of the Sale Transaction, but none of the Company’s directors or executive officers other has entered into any agreement obligating any of them to do so.

Besides the equity ownership of Future FinTech detailed above, the directors and executive officers of the Company do not have interests different than the other shareholders of Future FinTech.

Completion and Effective Time of the Sale Transaction

We are working to complete the Sale Transaction as quickly as possible, and we expect to complete all transactions in the first quarter of 2020. However, Future FinTech cannot assure you when or if the Sale Transaction will occur. The Sale Transaction is subject to shareholder approval and other conditions, and it is possible that factors outside the control of Future FinTech could result in the Sale Transaction being completed at a later time, or not at all. There may be a substantial amount of time between the Annual Meeting and the completion of the Sale Transaction.

Appraisal Rights

Future FinTech shareholders do not have appraisal rights in connection with the Sale Transaction under the Florida Business Corporation Act.

Accounting Treatment

The proposed Sale Transaction is expected to be accounted for as assets held for sale. The results of operations of HeDeTang HK will be treated as discontinued operations.

United States Federal Income Tax Consequences of the Sale Transaction

The following discussion is a summary of certain U.S. federal income tax consequences of the Sale Transaction. This discussion is based on current provisions of the Code, applicable U.S. Department of the Treasury regulations promulgated thereunder, judicial opinions, and published positions of the Internal Revenue Service, all as in effect as of the date of this document. Such authorities are subject to change or differing interpretations at any time, possibly with retroactive effect, and any such change or interpretation could affect the accuracy of the statements in this proxy statement. This discussion does not address any U.S. federal tax considerations other than those relating to income tax (e.g., estate and gift taxes), nor does it address any state, local, or foreign tax considerations or any tax reporting requirements.

The Sale Transaction will not result in any immediate U.S. federal income tax consequences to Future FinTech stockholders.

The Sale Transaction will generally be taxable to Future FinTech for U.S. federal income tax purposes, and it is expected that Future FinTech will recognize a net loss for U.S. federal income tax purposes as a result of the Sale Transaction.

THIS IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED TO BE, LEGAL OR TAX ADVICE. THE U.S. FEDERAL INCOME TAX TREATMENT OF THESE TRANSACTIONS IS COMPLEX. ACCORDINGLY, EACH SHAREHOLDER WHO IS A U.S. HOLDER IS STRONGLY URGED TO CONSULT HIS OWN TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME, ESTATE AND OTHER TAX CONSEQUENCES OF THE TRANSACTIONS WITH SPECIFIC REFERENCE TO SUCH PERSON’S PARTICULAR FACTS AND CIRCUMSTANCES.

Regulatory Approvals Required for the Sale Transaction

The Sale Transaction is not subject to any additional federal or state regulatory requirement or approval, except for filings of the share transfer with the competent authority of Hong Kong and compliance with regulations of the Securities and Exchange Commission.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

FUTURE FINTECH GROUP INC.

The following unaudited pro forma condensed consolidated balance sheet and statements of operations are based upon the historical and partial actual operational data of Future FinTech Group Inc. (the “Company”). The unaudited pro forma condensed consolidated financial statements have been prepared to illustrate the effect after the sale (the “Sale Transaction”) by the Company and its subsidiaries of HeDeTang Holdings (HK) Ltd. (“HeDeTang HK”) the Company’s juice manufacturing business unit, to New Continent International Co., Ltd., a company incorporated in the British Virgin Islands (the “Purchaser”). The HeDeTang HK Sale Transaction was entered on September 18, 2019 pursuant to a Share Transfer Agreement (the “Agreement”), by and between SkyPeople Foods Holdings Limited, a company incorporated in the British Virgin Islands (“SkyPeople Foods”) and a wholly owned subsidiary of Future FinTech Group Inc. (the “Company”), and the Purchaser. Pursuant to the terms of the Agreement, SkyPeople Foods will sell all of the issued and outstanding shares of HeDeTang HK, a wholly owned subsidiary of SkyPeople Foods, to the Purchaser for a total of RMB 600,000, or approximately US $85,714 (the “Purchase Price”), which value is primarily derived from HeDeTang HK’s wholly-owned subsidiary HeDeJiaChuan Holdings Co., Ltd. and 73.41% owned subsidiary SkyPeople Juice Group Co., Ltd. (“SkyPeople China”).

The unaudited pro forma condensed consolidated balance sheet as of December 2020 reflects the pro forma effect as if the sale of HeDeTang HK had been completed by the end of year 2018. The unaudited pro forma condensed consolidated statements of operations of the Company for the year 2019 and 2020 include the Company’s actual and projected statements of operations, and statements are adjusted to reflect the pro forma effect as if the sale of HeDeTang HK were completed.

The actual consolidated financial statements referred to above for the Company were included in the actual financial information of its first and second quarterly reports of 2019 and projected financial results from the third quarter of 2019 until the fourth quarter of 2020, all of which are on the post-Sale Transaction basis. The projected consolidated financial statements excluded assumption of receipt of any amount of cash from the Purchaser by the company.

The unaudited pro forma condensed consolidated balance sheet and statements of operations include pro forma adjustments which reflect transactions and events that (a) are directly attributable to the post Sale Transaction, (b) are factually supportable and (c) with respect to the statements of operations, have a continuing impact on consolidated results of the Company. The pro forma adjustments are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated financial information does not reflect the tax consequences in any jurisdictions attributable to the Sale Transaction, and it does not reflect future events that may occur after the sale, including potential general and administrative cost savings. The unaudited pro forma condensed consolidated financial information is provided for informational purposes only and is not necessarily indicative of the Company’s future operating results. The pro forma adjustments are subject to change and are based upon currently available information.

FUTURE FINTECH GROUP INC

CONSOLIDATED BALANCE SHEETS AFTER SHARES TRANSFER OF FUTURE FINTECH GROUP INC.

Currency: USD	Assumption	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
		Actual	Budget	Budget	Budget	Budget	Budget	Budget	Budget
ASSETS

CURRENT ASSETS
Cash and cash equivalents		342,201	1,164,257.84	1,499,890.41	2,286,327.43	5,402,394.37	17,943,342.14	37,097,924.40	62,298,631.88
Accounts receivable, net of allowance	Notes: 1	70,301,404	71,707,431.73	73,141,580.36	74,604,411.97	76,096,500.21	77,618,430.21	79,170,798.82	80,754,214.80
Other receivables		111,964	279,144	349,633	579,466	1,281,232	4,155,155	7,880,488	11,985,237
Inventories		20,072	51,949	63,489	104,955	229,314	738,055	1,392,303	2,105,348
Advances to suppliers and other current assets		121,128	301,992	378,251	626,896	1,386,102	4,495,256	8,525,509	12,966,234
TOTAL CURRENT ASSETS		$70,896,769	73,504,774	75,432,844	78,202,057	84,395,543	104,950,239	134,067,023	170,109,666

Property, plant and equipment, net	Notes: 2	630	556	482	407	333	258	184	110
Intangible assets	Notes: 2	14,145,260	13,666,111	13,186,963	12,707,814	12,228,665	11,749,516	11,270,368	10,791,219
Long-term investments		15,000,000	15,000,000	15,000,000	15,000,000	15,000,000	15,000,000	15,000,000	15,000,000
Other Assets
TOTAL ASSETS		100,042,660	102,171,442	103,620,288	105,910,278	111,624,541	131,700,014	160,337,575	195,900,994

LIABILITIES

CURRENT LIABILITIES
Accounts payable		2,129,292	2,459,048	2,862,057	3,528,281	4,983,896	9,668,835	18,506,733	31,870,816
Accrued expenses		89,623,967	82,454,049.89	76,682,266.40	73,614,975.74	71,406,526.47	66,408,069.62	62,423,585.44	58,053,934.46
Income tax payable		-400
Advances from customers		681,555	1,699,222	2,128,308	3,527,363	7,799,197	25,293,517	47,970,592	72,957,274
Short-term bank loans		-
TOTAL CURRENT LIABILITIES		92,434,414	86,612,320	81,672,632	80,670,619	84,189,620	101,370,422	128,900,911	162,882,024

NON-CURRENT LIABILITIES
Long-term loan		388,719	388,719	388,719	388,719	388,719	388,719	388,719	388,719
Obligations under capital leases
TOTAL NON-CURRENT LIABILITIES		388,719	388,719	388,719	388,719	388,719	388,719	388,719	388,719
TOTAL LIABILITIES		92,823,133	87,001,039	82,061,350	81,059,338	84,578,338	101,759,141	129,289,629	163,270,743

STOCKHOLDERS’ EQUITY

FUTURE FINTECH GROUP INC., Stockholders’ equity Common stock, $0.001 par value; 60,000,000 shares authorized and 31,017,083 shares issued and outstanding		31,017	31,017	31,017	31,017	31,017	31,017	31,017	31,017
Additional paid-in capital		61,018,508	61,018,508	61,018,508	61,018,508	61,018,508	61,018,508	61,018,508	61,018,508
Retained earnings		-35,580,705	-36,375,075	-37,172,685	-37,904,193	-38,614,314	-39,026,507	-38,984,930	-38,353,764
Accumulated other comprehensive income		-15,367,372	-6,423,533	962,014	5,168,402	8,251,315	11,661,227	12,712,864	13,506,212
Total FUTURE FINTECH GROUP INC. stockholders’ equity		10,101,448	18,250,917	24,838,854	28,313,733	30,686,526	33,684,245	34,777,459	36,201,973
Non-controlling interests		-2,881,921	-3,080,514	-3,279,916	-3,462,793	-3,640,323	-3,743,372	-3,729,513	-3,571,721
TOTAL STOCKHOLDERS’ EQUITY		7,219,527	15,170,403	21,558,938	24,850,940	27,046,203	29,940,873	31,047,946	32,630,252
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY		$100,042,660	102,171,442	103,620,288	105,910,278	111,624,541	131,700,014	160,337,575	195,900,994

The accompanying notes are an integral part of these consolidated financial statements.

Notes:

1:	The main stream of revenue is from membership and sales of goods, which is mostly advances from customers.
2:	There would be no more PPE or Intangible assets

FUTURE FINTECH GROUP INC

CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME AFTER SHARES TRANSFER OF FUTURE FINTECH GROUP INC.

Currency: USD	Assumption	1st QTR 2019 Actual	% To Revenue	2nd QTR 2019 Actual	% To Revenue	3rd QTR 2019 Budget	% To Revenue	4th QTR 2019 Budget	% To Revenue	Total Actual & Budget 2019	% To Revenue	1st QTR 2020 Budget	% To Revenue	2nd QTR 2020 Budget	% To Revenue	3rd QTR 2020 Budget	% To Revenue	4th QTR 2020 Budget	% To Revenue	Total Budget 2020	% To Revenue
Revenue	Notes: 1	174,491	100.00%	435,032	100.00%	544,886	100.00%	903,070	100.00%	2,056,560	100.00%	1,996,738	100.00%	6,475,606	100.00%	12,281,354	100.00%	18,678,405	100.00%	39,432,103
Cost of goods sold	Notes: 2	127,410	73.02%	329,756	75.80%	403,008	73.96%	666,224	73.77%	1,525,728	74.19%	1,455,615	72.90%	4,684,939	72.35%	8,837,898	71.96%	13,364,083	71.55%	28,342,535	71.88%
Gross profit		47,081	26.98%	105,276	24.20%	141,878	26.04%	236,846	26.23%	530,832	25.81%	541,123	27.10%	1,790,667	27.65%	3,443,457	28.04%	5,314,322	28.45%	11,089,568	28.12%

Gross Profit Margin		26.98%		24.20%		26.04%		26.23%		25.81%		27.10%		27.65%		28.04%		28.45%		28.12%
Growth of Revenue % Year to Year												1044.32%		1388.54%		2153.93%		1968.32%		1817.38%

Operating Expenses
General and administrative expenses		964,354	552.67%	719,014	165.28%	809,839	148.63%	766,339	84.86%	3,117,505	151.59%	835,956	41.87%	967,723	14.94%	1,120,261	9.12%	1,296,842	6.94%	4,220,781	10.70%
Selling expenses		45,120	25.86%	167,908	38.60%	103,917	19.07%	172,227	19.07%	477,155	23.20%	380,804	19.07%	1,195,218	18.46%	2,221,550	18.09%	3,332,820	17.84%	7,130,392	18.08%
R & D expenses		24,469	14.02%	3,789	0.87%	12,542	2.30%	14,519	1.61%	34,459	1.68%	16,808	0.84%	19,457	0.30%	22,524	0.18%	26,074	0.14%	84,862	0.22%
Impairment loss		7,612	4.36%			3,751	0.69%	4,342	0.48%	15,232	0.74%	5,027	0.25%	5,819	0.09%	6,736	0.05%	7,798	0.04%	25,380	0.06%
Total operating expenses		1,041,556	596.91%	890,711	204.75%	930,049	170.69%	957,427	106.02%	3,644,350	177.21%	1,238,594	62.03%	2,188,217	33.79%	3,371,070	27.45%	4,663,534	24.97%	11,461,415	29.07%

Loss from operations		(994,475)	-569.93%	(785,435)	-180.55%	(788,171)	-144.65%	(720,582)	-79.79%	(3,113,518)	-151.39%	(697,471)	-34.93%	(397,551)	-6.14%	72,386	0.59%	650,789	3.48%	(371,847)	-0.94%

Other (expenses) income
Finance income( expenses)		20	0.01%	1,083	0.25%	1,069	0.20%	1,238	0.14%	4,343	0.21%	1,433	0.07%	1,659	0.03%	1,920	0.02%	2,223	0.01%	7,236	0.02%
other income(expenses)		1,792	1.03%	7,852	1.80%	8,369	1.54%	9,689	1.07%	33,987	1.65%	11,216	0.56%	12,984	0.20%	15,030	0.12%	17,399	0.09%	56,629	0.14%
Total other (expenses)/income		1,812	1.04%	8,935	2.05%	9,439	1.73%	10,927	1.21%	38,330	1.86%	12,649	0.63%	14,643	0.23%	16,951	0.14%	19,623	0.11%	63,865	0.16%

Income from Continuing Operations before Income Tax		(996,287)	-570.97%	(794,370)	-182.60%	(797,610)	-146.38%	(731,508)	-81.00%	(3,151,848)	-153.26%	(710,120)	-35.56%	(412,193)	-6.37%	55,436	0.45%	631,166	3.38%	(435,712)	-1.10%
Income tax provision																13,859	0.11%	157,792	0.84%	(108,928)	-0.28%
Income from Continuing Operations before Minority Interest		(996,287)	-570.97%	(794,370)	-182.60%	(797,610)	-146.38%	(731,508)	-81.00%	(3,151,848)	-153.26%	(710,120)	-35.56%	(412,193)	-6.37%	41,577	0.34%	473,375	2.53%	(326,784)	-0.83%
Less: Net income attributable to non-controlling interests	Notes: 3	(200,704)	-115.02%	(198,593)	-45.65%	(199,402)	-36.60%	(182,877)	-20.25%	(787,962)	-38.31%	(177,530)	-8.89%	(103,048)	-1.59%	13,859	0.11%	157,792	0.84%	¥-108,927.98	-0.28%
NET INCOME ATTRIBUTABLE TO SKYPEOPLE FRUIT JUICE, INC.		(791,960)	-453.87%	(595,778)	-136.95%	(598,207)	-109.79%	(548,631)	-60.75%	(2,363,886)	-114.94%	(532,590)	-26.67%	(309,145)	-4.77%	27,718	0.23%	315,583	1.69%	(217,856)	-0.55%

	Notes: 4
Reported EBITDA		(31,212)		(116,555)		(36,390)		(69,408)		2,110,321		(29,007)		273,816		702,568		1,096,807		2,215,834

Operation Analysis
Number of Orders		991.00		3,141.00		3,636.00		5,532.00		13,300.00		8,997.00		18,557.00		34,332.00		56,236.00		118,122.00
Number of non-repetitive buyers		494.00		57.00		2,286.00		3,479.00		6,316.00		5,662.00		11,682.00		21,615.00		35,407.00		74,366.00

Basic earnings per share from continued operation	Notes: 5	(0.03)		(0.03)		(0.03)		(0.03)		(0.12)		(0.03)		(0.02)		0.00		0.02		(0.02)
Diluted earnings per share from continued operation		(0.03)		(0.03)		(0.03)		(0.03)		(0.12)		(0.03)		(0.02)		0.00		0.02		(0.02)
Weighted average number of shares outstanding
Basic	25,646,838		25,713,961		25,713,961			25,713,961		25,713,961		25,713,961		25,713,961		25,713,961		25,713,961		25,713,961
Diluted	25,646,838		25,713,961		25,713,961			25,713,961		25,713,961		25,713,961		25,713,961		25,713,961		25,713,961		25,713,961

Notes:

1:	Exchange rate in P&L is the average rate for 6 month ended in year 2019; Growth of Revenue is based on the assumption of increase of sales orders.
2:	COGS is based on the profit margin.
3:	25% of income or expenses attribute to NCI
4:	For reported EBITDA, there would be no new loans and interests incurred
5:	No new issuance of shares after 2nd Quarter of 2019

FUTURE  FINTECH GROUP INC

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Description of Sale Transaction and Basis of Presentation

The unaudited pro forma condensed consolidated balance sheet and statements of operations are based upon the historical and partial actual operational data of the Company, and reflect the post-sale by the Company of its subsidiary (HeDeTang Holdings (HK) Ltd.), as if the sale transaction had been completed by the end of year 2018.

Pro Forma Adjustment

The following pro forma adjustments were included in the unaudited pro forma condensed consolidated balance sheet and/or the unaudited pro forma condensed consolidated statement of operations:

Condensed Consolidated Balance Sheet

(a)	The increase of anticipated receivables is only from the anticipated increased sales. Anticipated receivables from sales proceeds are not included because of the immaterial amount of effect.
(b)	To eliminate the assets held for sale and liabilities held for sale of disposed subsidiaries.
(c)	The new business of the online shared shopping mall platform focuses on e-commerce rather than fixed assets, thus, no increased PPE is projected.
(d)	Based on new business model, fixed membership fees allocated within the period are the main revenue streams, therefore, cash and advances from the members are increased greatly.

Condensed Consolidated Statements of Income

(e)	To reflect elimination of historical external revenues and expenses of disposed subsidiaries.

DESCRIPTION OF FUTURE FINTECH SECURITIES

Given below is a summary of the material features of Future FinTech’s securities. This summary is not a complete discussion of the certificate of incorporation and bylaws of Future FinTech that create the rights of its shareholders. You are urged to read carefully the certificate of incorporation and bylaws, which have been filed as exhibits to SEC reports filed by Future FinTech. Please see “Where You Can Find More Information” for information on how to obtain copies of those instruments.

General

The following description of common stock and preferred stock, together with the additional information we include in any applicable amendments hereto, summarizes the current material terms and provisions of our common stock and preferred stock. For the complete terms of our common stock and preferred stock, please refer to our Articles of Incorporation, as amended, which may be further amended from time to time, any certificates of designation for our preferred stock, and our amended and restated bylaws, as amended from time to time. The Florida Business Corporations Act may also affect the terms of these securities.

On March 10, 2016, the Company filed with the Florida Secretary of State’s office an amendment to its Articles of Incorporation. As a result of the Articles of Amendment, the Company authorized and approved an 1-for-8 reverse stock split of the Company’s authorized shares of common stock (“Common Stock”) from 66,666,666 shares to 8,333,333 shares, accompanied by a corresponding decrease in the Company’s issued and outstanding shares of common stock (the “Reverse Stock Split”). The common stock continues have a par value of $0.001. No changes were made to the number of authorized preferred shares of the Company, which remains as 10,000,000. The amendment to the Articles of Incorporation of the Company took effect on March 16, 2016. On March 13, 2018, the Company held a special meeting of shareholders, and the shareholders approved an amendment to the Second Amended and Restated Articles of Incorporation of the Company, which increased the amount of authorized shares of common stock, par value $0.001 per share, of the Company from 8,333,333 to 60,000,000. No changes were made to the number of authorized preferred shares of the Company, which remains as 10,000,000. As of October 10, 2019, there were 32,317,083 shares of our common stock issued and outstanding and no shares of our preferred stock issued and outstanding.

Common Stock

Holders of shares of our Common Stock are entitled to one vote for each share on all matters to be voted on by the shareholders.  Except if a greater plurality is required by the express requirements of law or our amended and restated articles of incorporation, the affirmative vote of a majority of the shares of voting stock represented at a meeting of shareholders at which there shall be a quorum present shall be required to authorize all matters to be voted upon by our shareholders.  According to our charter documents, holders of our Common Stock do not have preemptive rights and are not entitled to cumulative voting rights.  There are no conversion or redemption rights or sinking funds provided for our shareholders.  Shares of our Common Stock share ratably in dividends, if any, as may be declared from time to time by the board of directors in its discretion from funds legally available for distribution as dividends.  In the event of our liquidation, dissolution or winding up, the holders of our Common Stock are entitled to share pro rata all assets remaining after payment in full of all liabilities.  All of the outstanding shares of our Common Stock are fully paid and non-assessable.

Stock Transfer Agent

Our transfer agent is Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, phone number (212) 509-4000.

PROPOSAL 1 – ELECTION OF BOARD OF DIRECTORS

Directors

Based on the Company’s nominations process, a majority of the independent members of the Board shall recommend to the Board for nomination by the Board such candidates as said majority of the independent directors, in the exercise of their judgment, have found to be well qualified and willing and available to serve. A majority of our independent directors of the Board has recommended and the Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next Annual Meeting and until their respective successors are elected and qualified. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director, but, if that should occur, the persons designated as proxies will vote in accordance with their best judgment. In no event will proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

All shares represented by valid proxies, and not revoked before they are exercised, will be voted in the manner specified therein. If a valid proxy is submitted but no vote is specified, the Proxy will be voted FOR the election of each of the five nominees for election as directors. Please note that your broker will not be permitted to vote on your behalf on the election of directors unless you provide specific instructions by completing and returning the voting instruction form. For your vote to be counted, you will need to communicate your voting decisions to your broker or other nominee before the date of the Annual Meeting or obtain a legal proxy to vote your shares at the meeting. Although all nominees are expected to serve if elected, if any nominee is unable to serve, then the persons designated as proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by our Board, who currently serves the functions of a nominating committee as the Board does not have a standing nominating committee. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (five persons). Cumulative voting is not permitted.

The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast at the Meeting at which a quorum is present is required for the election of the directors listed below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL FIVE NOMINEES LISTED BELOW.

The following sets forth the information regarding our director nominees as of October 9, 2019, including the names of each of the five nominees for election as a director, such person’s position, age, the year such person became a director of the Company, and additional biographical data.

Name of Current Directors	Age	Position(s)
Yongke Xue (1)	51	Chairman of Board of Directors
Zhi Yan (2)	43	Director
Johnson Lau (3)(4)	45	Independent Director
Fuyou Li (5)(3)	65	Independent Director
Yiliang Li (6)(3)	55	Independent Director

(1)	On September 2, 2016, Mr. Yongke Xue resigned from his position as the Chief Executive Officer of the Company and Chairman of the Board of the Directors of the Company. Mr. Yongke Xue was appointed Chief Executive Officer on December 24, 2014, and resigned as Chief Executive Officer of the Company on September 2, 2016. On January 5, 2018, Mr. Yongke Xue was reappointed as the Company’s Chief Executive Officer, effective on January 31, 2018.
(2)	Zhi Yan was appointed as Chief Technology Officer on February 9, 2018 and member of the Board of Directors of the Company on October 10, 2018
(3)	Member of the audit committee and compensation committee.
(4)	Johnson Lau was appointed a member of the Board of Directors of the Company on December 23, 2014.
(5)	Fuyou Li was appointed a member of the Board of Directors of the Company on May 8, 2015.
(6)	Yiliang Li was appointed a member of the Board of Directors of the Company on May 6, 2018.

Yongke Xue, Director and Chief Executive Officer

Mr. Yongke Xue has served as our Chief Executive Officer since January 31, 2018. Mr. Xue also served in that position from February 26, 2008 to February 18, 2013, and from December 24, 2014 to September 2, 2016. Mr. Yongke Xue also serves as the Chairman of the Board. Mr. Yongke Xue has served as the director of SkyPeople (China) since December 2005. Mr. Xue served as the general manager of Hede from December 2005 to June 2007. Prior to that, he served as the business director of the investment banking division of Hualong Securities Co., Ltd. from April 2001 to December 2005. He also acted as the vice general manager of Shaanxi Huaye Foods Co., Ltd. from July 1998 to March 2001. Mr. Xue graduated from Xi’an Jiaotong University with an MBA in 2000. Mr. Xue graduated with a Bachelor’s degree in Metal Material & Heat Treatment from National University of Defense Technology in July 1989. The Board believes that Mr. Xue’s vision, leadership and extensive knowledge of the Company is essential to the development of its strategic vision.

Zhi Yan, Director

Mr. Yan has has served as the Company’s CTO since February 2018, and was appointed as a director on October 10, 2018. Since September 2017, Mr. Yan has also served as the director of Nova Realm Limited, in which the Company has a 5% equity interest. From August 2013 to July 2016, Mr. Yan served as a partner of Li’an (Beijing) Science and Technology Ltd., and from March 2010 to August 2013, he established and operated Weiwang Science and Technology Ltd. to develop an interactive reading system that makes long literary pieces easier to read. Mr. Yan has a degree in Aircraft Design and Fluid Mechanics from Beijing University of Aeronautics and Astronautics. The Board believes that Mr. Yan’s extensive knowledge of business and technology is essential to the development of the Company.

Johnson Lau, Director

On December 23, 2014, the Board appointed Johnson Lau as a member of the Board of Directors of the Company and also the Chairman of Audit committee and Compensation Committee.

Mr. Lau is the Chief Financial Officer of Dafy Holdings Limited, a company listed in Hong Kong Stock Exchange Limited (HKEX: 1826.HK) since August 2018. Mr. Lau is a Certified Public Accountant of the Hong Kong Institute of Certified Public Accountants and CPA Australia. Mr. Lau has over 20 years of experience in the accounting profession. Mr. Lau started his career in Deloitte in Hong Kong and Beijing from 1997 to 2004. Prior to joining Dafy Holdings Limited in 2018, Mr. Lau worked in various public companies in the United States and England as Director of Finance and CFO for over ten years. He holds a bachelor degree in commerce from Monash University, Australia. The Board believes that Mr. Lau’s extensive knowledge and experience in accounting and his public company experience is important to the Company’s internal controls and financial reporting and its status as a US traded public company. During the period between 2004 and 2013, Mr. Lau worked in various public companies listed in the United States, England and Hong Kong as director of finance and chief financial officer. Mr. Lau was the chief financial officer and was subsequently an executive director of Haike Chemical Group Limited, a company listed on the London Stock Exchange (LSE code: HAIK), from December 2006 to March 2009. Mr. Lau subsequently resigned as chief financial officer and was redesignated as a non-executive director of Haike Chemical Group Limited in March 2009. He retired as a non-executive director in January 2010. From April 2009, Mr. Lau was employed by Auto China International Limited, a company listed on the NASDAQ Capital Market and subsequently quoted on the OTC Bulletin Board (NASDAQ/OTC code: AUTCF) as chief financial officer. He was redesignated as the director of finance in July 2009 and subsequently departed in June 2013. From June 2010 to January 2013, Mr. Lau was an independent director of Lizhan Environmental Corporation (NASDAQ code: LZEN). Mr. Lau was the chief financial officer of SGOCO Group, Ltd. (NASDAQ code: SGOC), from July 2013 to June 2015. Mr. Lau was the chief financial officer of China Golden Classic Group Limited (HKEX: 8281.HK) from July 2015 to July 2018. He was an independent non-executive director of Winshine Science Company Limited (HKEX: 209.HK) from October 2017 to April 2019. The Board believes that Mr. Lau’s qualifications and strong experience stated above is sufficient and helpful to our Company’s future development.

Fuyou Li, Director

On May 8, 2015, the Company’s Board of Directors appointed Mr. Fuyou Li as a member of the Company’s Board of Directors. The Board of Directors also appointed Mr. Li as a member of both the audit and compensation committees of the Board. Mr. Li graduated from Xi’an Jiaotong University with a doctor’s degree in economics. He has taught international finance as a professor at Xi’an Jiaotong University since 2000. In determining that Mr. Li should serve on the Company’s Board of Directors, the Board considered, among other qualifications, his professional background and expertise in international finance.

Yiliang Li, Director

Mr. Li was appointed as a member of the Board on May 6, 2018, and has served as the Chairman of Dagong (Beijing) International Fund Management Co., Ltd. (“Dagong Beijing”) since October 2015. From January 2013 to October 2015, Mr. Li was the head of the preparation committee for the establishment of Dagong Beijing, which engages in non-security business investment management and consultation; stock investment management; enterprise management consultation; and asset management. Mr. Li has also served as the Chairman of the China Consumer Economy Association since December 2017. Mr. Li received his Bachelor Degree of Engineering from Shandong University of Technology in 1982 and his Master’s Degree of Political Economics in 1995. The Board believes that Mr. Li’s experience and extensive knowledge is essential to the development of the Company.

CORPORATE GOVERNANCE

Pursuant to the Company’s Bylaws and the Florida Business Corporation Act, the Company’s business and affairs are managed under the direction of the Board. Directors are kept informed on the Company’s business through discussions with management, including the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings.

Our Board meets on a regular basis during the year to review significant developments affecting us and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their respective areas of responsibility. The Board held twelve regularly scheduled and special meetings during fiscal year 2018. All of the directors attended (in person or by telephone) all of the Board meetings and any committees of the Board on which they served during the fiscal year. Directors are expected to use their best efforts to be present at the shareholders annual meeting. All of our directors attended the December 6, 2018 shareholders annual meeting.

Independent Directors

The Company’s Common Stock is listed on the NASDAQ Capital Market. NASDAQ requires that a majority of the Company’s directors be “independent,” as defined by the NASDAQ’s rules. Generally, a director does not qualify as an independent director if the director (or, in some cases, a member of the director’s immediate family) has, or in the past three years had, certain relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company. The Board of Directors has determined that a majority of the Company’s directors are independent directors under the NASDAQ rules. The Company’s independent directors are: Johnson Lau, Fuyou Li and Yiliang Li.

Our Board of Directors, which is elected by our shareholders, is our ultimate decision-making body, except with respect to those matters reserved to our shareholders. The Board selects the officers who are charged with the conduct of our business, and has responsibility for establishing broad corporate policies and for our overall performance. The Board is not involved in operating details on a day-to-day basis. The Board is advised of our business through regular reports and analyses and discussions with our principal executive officer and other officers.

Code of Ethics and Governance Program

We have adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our code of business conduct and ethics is available on our website at www.ftft.top and may be found by first clicking on “Investors,” then “Corporate Governance” and then “Governance Documents.” We intend to disclose any amendments to the code, or any waivers of its requirements, on our website.

Committees of the Board and Attendance at Meetings

The Board held twelve regularly scheduled and special meetings during fiscal year 2018. All of the directors attended (in person or by telephone) all of the Board meetings and any committees of the Board on which they served during the fiscal year. Directors are expected to use their best efforts to be present at the shareholders annual meeting. All of our directors attended the December 6, 2018 shareholders annual meeting.

Audit Committee and Report of the Audit Committee

On April 25, 2008, the Board formed an audit committee. Messrs. Lau, Li and Li currently serve on the audit committee, which is chaired by Mr. Lau. Each member of the audit committee is “independent” as that term is defined in the rules of the SEC and within the meaning of such term as defined under the rules of the NASDAQ Capital Market. The Board has determined that each audit committee member has sufficient knowledge in financial and auditing matters to serve on the audit committee. The audit committee held four meetings during fiscal year 2018, and all audit committee members attended each of those meetings. Our Board has determined that Mr. Lau is an “audit committee financial expert,” as defined under the applicable SEC rules. The audit committee has a written charter, which is available on the Company’s website at http://www.ftft.top.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing reports thereon. The audit committee’s responsibility is to monitor these processes. The audit committee meets with management, the leader of the internal audit function, and the independent accounting firm to facilitate communication. In addition, the audit committee appoints the Company’s independent accounting firm and pre-approves all audit and non-audit services to be performed by the independent accounting firm.

In this context, the audit committee has discussed with the Company’s independent accounting firm the overall scope and plans for the independent audit. The audit committee reviewed and discussed the audited financial statements with management. Management represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Discussions about the Company’s audited financial statements included the independent accounting firm’s judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The audit committee also discussed with the independent accounting firm the other matters required to be discussed by PCAOB Auditing Standard No. 16 (Communications with Audit Committees). The Company’s independent accounting firm provided to the audit committee the written disclosures and the letter required by the PCAOB, and the committee discussed the independent accounting firm’s independence with management and the independent accounting firm.

Based on: (i) the audit committee’s discussion with management and the independent accounting firm; (ii) the audit committee’s review of the representations of management; and (iii) the report of the independent accounting firm to the audit committee, the audit committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 filed with the SEC.

Compensation Committee

On April 25, 2008, the Board formed a compensation committee. Messrs. Lau, Li and Li currently serve on the compensation committee, which is chaired by Mr. Lau. Each member of the compensation committee is “independent” as that term is defined in the SEC rules and within the meaning of such term as defined under the rules of the NASDAQ Capital Market, a “nonemployee director” for purposes of Section 16 of the Exchange Act and an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended. No interlocking relationship exists between the Board or the compensation committee and the Board or compensation committee of any other company, nor has any interlocking relationship existed during the last fiscal year. The compensation committee held three meetings during fiscal year 2018, and all compensation committee members attended those meetings. The compensation committee has a written charter, which is available on the Company’s website at http://www.ftft.top/.

Our Board has delegated to the compensation committee the responsibility, among other things, to determine any and all compensation payable to our executive officers, including annual salaries, incentive compensation, long-term incentive compensation and any other compensation, and to administer our equity and incentive compensation plans applicable to our executive officers. Decisions regarding executive compensation made by the compensation committee are considered final and are not generally subject to Board review or ratification. Under the terms of its written charter, the compensation committee has the power and authority to delegate any of its duties and responsibilities to subcommittees as the compensation committee may deem appropriate in its sole discretion. Historically, the compensation committee has not generally delegated any of its duties and responsibilities to subcommittees, but rather has taken such actions as a committee, as a whole. Deliberations and decisions by the compensation committee concerning executive officers are made by the compensation committee, without the presence of the any executive officer of the Company.

Other Committees

The Board may on occasion establish other committees, as it deems necessary or required. We do not currently have a standing nominating committee, or a committee performing similar functions. The full Board currently serves this function. Our directors believe that it is not necessary to have such committees, at this time, because the functions of such committees can be adequately performed by the Board. The Board will assess all candidates, whether submitted by management or shareholders, and make recommendations for election or appointment. There have been no material changes to the procedures by which security holders may recommend nominees to the Board.

Board Leadership Structure

Our Board of Directors is currently comprised of five members, including three independent directors who serve as members of our audit committee and compensation committee. Our Board leadership structure consists of a Chairman of the Board, who is also our CEO. Specifically, our Board of Directors is led by Mr. Yongke Xue, who has been serving as the Chairman of the Board since January 2018. Also, in his capacity as our Chief Executive Officer, Mr. Yongke Xue is able to draw on his intimate knowledge of the daily operations of the Company and its relationships with customers and employees. Calling upon this knowledge, Mr. Yongke Xue is able to utilize the in-depth focus and perspective gained in running the company to effectively and efficiently serve on our Board.

Board independence and oversight of the senior management of the Company are enabled by the presence of independent directors who have a wide range of expertise and skills and have oversight over critical functions of the Company, such as the review of business development, evaluation and compensation of executive management, the nomination of directors. We do not have a lead independent director. Our independent directors collectively provide additional strength and balance to our Board leadership structure.

Risk Management

The Chief Executive Officer and senior management are primarily responsible for identifying and managing the risks facing the Company under the oversight and supervision of the Board. The Chief Executive Officer reports to the Board of Directors regarding any risks identified and steps it is taking to manage those risks. In addition, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the area of compensation policies and practices. Other general business risks such as economic, regulatory and permitting are monitored by the full Board.

Communications with Directors

Shareholders may communicate with the Board or to one or more individual members of the Board by writing Future FinTech Group Inc., 23F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi’an, Shaanxi, China, 710075, Attention: Corporate Secretary. As appropriate, communications received from shareholders are forwarded directly to the Board, or to any individual member or members, depending on the facts and circumstances outlined in the communication. The Board has authorized the Secretary, in her discretion, to exclude communications that are patently unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out by the Secretary pursuant to the policy will be made available to any non-management director upon request. Individual directors are not permitted to communicate with shareholders or others outside the Company unless they are deemed authorized persons under the Company’s corporate disclosure policy.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers has served as a member of a compensation committee, or other committee serving an equivalent function, of any other entity whose executive officers serve as a director of the Company or member of the Company’s compensation committee.

Family Relationships

Mr. Yongke Xue, our chairman of the board of directors and chief executive officer, is the brother of Mr. Hongke Xue, a former director of the Company, who resigned in August 2018. There are no other family relationships between any executive officer or director of the Company as of December 31, 2018.

Executive Officers

The following table sets forth as of October 10, 2019, the names, positions and ages of our current executive officers. Our officers are elected by the Board of Directors and their terms of office are, except to the extent governed by an employment contract, at the discretion of the Board of Directors.

Name	Age	Principal Occupation
Yongke Xue (1)	51	Chairman of the Board & Chief Executive Officer
Jing Chen (2)	53	Chief Financial Officer
Zhi Yan (3)	43	Director, Chief Technical Officer
Kai Xu (4)	36	Chief Operating Officer

(1)	On September 2, 2016, Mr. Yongke Xue resigned from his position as the Chief Executive Officer of the Company and Chairman of the Board of the Directors of the Company. Mr. Yongke Xue was appointed Chief Executive Officer on December 24, 2014, and resigned as Chief Executive Officer of the Company on September 2, 2016. On January 5, 2018, Mr. Yongke Xue was reappointed as the Company’s Chief Executive Officer, effective on January 31, 2018.
(2)	Jing Chen was appointed as Chief Financial Officer on May 21, 2019.
(3)	Zhi Yan was appointed as Chief Technology Officer on February 9, 2018 and member of the Board of Directors of the Company on October 10, 2018.
(4)	Kai Xu was appointed as the Chief Operating Officer of the Company on February 28, 2019.

Yongke Xue, Chairman of the Board & Chief Executive Officer

Mr. Yongke Xue’s biography is set forth above under the Section entitled “Board of Directors.”

Jing Chen, Chief Financial Officer

On May 21, 2019, the Board of the Directors appointed Ms. Jing(Veronica) Chen as the Chief Financial Officer (“CFO”) of the Company.

Ms. Chen, age 53, served as the CFO of AnZhiXinCheng (Beijing) Technology Co., Ltd. from August 2018 to May 2019. Ms. Chen has served as Independent Director of Hello iPayNow (Beijing) Company Ltd. since April 2019. From August 2017 to July 2018, Ms. Chen served as CFO of Beijing Logis Technology Development Co., Ltd., a company listed on The National Equities Exchange and Quotations Co., Ltd. of China which is a Chinese over-the-counter stock trading system. From June 2016 to July 2017, Ms. Chen served as Group Chief Financial Officer of Beijing AnWuYou Food Co., Ltd. Ms. Chen served as Chief Financial Officer Beijing DKI Investment Management Co., Ltd. from August 2012 to May 2016. Ms. Chen received a degree of Doctor of Business Administration from Victoria University, Neuchatel, Switzerland in March 2008 and an MBA degree from City University of Seattle, Washington, U.S. in April, 2000. Ms. Chen holds Fellow Membership of CPA Australia (FCPA), Fellow Membership of the Association of International Accountants U.K. (FAIA). Ms. Chen is a Member of the Chartered Institute of Management Accountants (CIMA), a Senior Member of the International Financial Management (SIFM) accredited by the Ministry of Human Resources and Social Security of PRC and a Certified Internal Control Professional, as granted by Internal Control Institute (ICI). In connection with her appointment as CFO, the Company entered into an employment agreement (the “Agreement”) with Ms. Chen on May 21, 2019.

Zhi Yan, Director and Chief Technical Officer

Mr. Zhi Yan’s biography is set forth above under the Section entitled “Board of Directors.”

Kai Xu, Chief Operating Officer

On February 28, 2019, the board of directors appointed Mr. Kai Xu as the Chief Operating Officer (“COO”) of the Company.

Kai Xu, age 36, has served as COO of the Company’s wholly owned subsidiary, Chain Future Digital Tech (Beijing) Ltd since July 2018. From February 2015 to April 2018, Mr. Xu served as COO and partner of Beijing Yongle Shengshi Science Ltd. From November 2009 to February 2015, Mr. Xu worked for Beijing Zhongxun Yonglian Science and Technology Ltd. as the director of operations, responsibile for online game operation and promotion. Mr. Xu received his bachelor degree in Computer Networks from the Party School of Beijing Civil Affairs Bureau in 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires that directors, certain officers of the Company and more than ten percent shareholders file reports of ownership and changes in ownership with the Commission as to the Company’s securities beneficially owned by them. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent shareholders were complied with during the fiscal year ended December 31, 2018, except for the following: Yongke Xue and Zeyao Xue did not file Form 4s for the transactions reported by them in that Amendments No. 7 and No. 6 to Schedule 13D filed by them on June 4, 2018 and April 26, 2018, respectively, Shuiliang Xiao did not file a Form 3 and Form 4 for the transactions reported by him in that Schedule 13G filed by Mr. Xiao on May 2, 2018, Mengyao Chen did not file a Form 3 and Form 4 for the transactions reported by her in that Schedule 13G filed by Ms. Chen on May 2, 2018.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past ten years:

➢	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

➢	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

➢	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

➢	been found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

➢	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

➢	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review, Approval or Ratification of Transactions with Related Parties

On September 30, 2008, our Board of Directors approved a statement of policies and procedures with respect to related party transactions, which was amended on July 11, 2011. A copy of the amended and restated statement of policies and procedures is available on the Company’s website at http://www.ftft.top/.

The statement of policies and procedures with respect to related party transactions, as amended, requires the audit committee to review the material facts of all interested transactions, as further described below, unless an exception applies, and either approve or disapprove of our entry into an interested transaction. If the audit committee’s advance approval of an interested transaction is not feasible, then such interested transaction shall be considered at the audit committee’s next regularly scheduled meeting and, if the audit committee determines it to be appropriate, then such interested transaction shall be ratified.

In determining whether to approve or ratify an interested transaction, the audit committee will take into account, among other factors it deems appropriate, whether the interested transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party’s interest in the transaction, as described below. Pursuant to the statement of policies and procedures with respect to related party transactions, no director shall participate in any discussion or approval of an interested transaction for which he or she is a related party, except that such director shall provide all material information concerning the interested transaction to the audit committee. If an interested transaction is ongoing, the audit committee may establish guidelines for our management to follow in our ongoing dealings with the related party. Thereafter, the audit committee, on at least an annual basis, shall review and assess ongoing relationships with the related party to see that such related party is in compliance with the audit committee’s guidelines and that the interested transaction remains appropriate.

For purposes of the statement of policies and procedures with respect to related party transactions:

●	an “interested transaction” is a transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities and Exchange Act of 1934, as amended, and

●	a “related party” has the meaning ascribed to the term “related person” under Item 404 of Regulation S-K promulgated under the Securities and Exchange Act of 1934, as amended.

Notwithstanding the foregoing, each of the following interested transactions shall be deemed to be pre-approved by the audit committee, even if the aggregate amount involved exceeds $50,000:

●	Employment of executive officers. Any employment of an executive officer if either (i) the related compensation is required to be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements generally applicable to “named executive officers” or (ii) the executive officer is not an immediate family member of another executive officer or director, the related compensation would be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements if the executive officer was a “named executive officer” and our compensation committee approved or recommended that the board of directors approve such compensation.

●	Director compensation. Any compensation paid to a director if the compensation is required to be reported in our proxy statement under Item 402 of the Commission’s compensation disclosure requirements.

●	Certain transactions with other companies. Any transaction with another company at which a related party’s only relationship is as an employee other than an executive officer, director or beneficial owner of less than 10% of that company’s shares, if the aggregate amount involved does not exceed 2% of that company’s total annual revenue.

●	Certain charitable contributions. Any charitable contribution, grant or endowment by us to a charitable organization, foundation or university at which a related party’s only relationship is as an employee other than an executive officer or a director, if the aggregate amount involved does not exceed the lesser of $50,000 or 2% of the charitable organization’s total annual receipts.

●	Transactions where all shareholders receive proportional benefits. Any transaction where the related party’s interest arises solely from the ownership of our Common Stock and all holders of our Common Stock received the same benefit on a pro rata basis, such as dividends.

●	Transactions involving competitive bids. Any transaction involving a related party where the rates or charges involved are determined by competitive bids.

●	Regulated transactions. Any transaction with a related party involving the rendering of services as a common or contract carrier or public utility, at rates or charges fixed in conformity with law or governmental authority.

●	Certain banking-related services. Any transaction with a related party involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture or similar services.

Related Party Transactions since January 1, 2018

Sales

The company’s subsidiary sold fruit beverages to a related entity, Shaanxi Fullmart Convenient Chain Supermarket Co., Ltd. (“Fullmart”) for approximately $8,810 and $62,000 for the year ended December 31, 2018 and 2017, respectively. The sales to this related party were consistent with pricing and terms offered to third parties. The remained accounts receivable balances were $0 and $308,304 as of December 31, 2018 and 2017, respectively. Fullmart is a company indirectly owned by our Chairman and CEO, Mr. Yongke Xue.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS OF FUTURE FINTECH GROUP INC.

The following table sets forth information concerning beneficial ownership of our Common Stock as of October 10, 2019 by:

●	each shareholder or group of affiliated shareholders who owns more than 5% of our Common Stock;

●	each of our named executive officers;

●	each of our directors; and

●	all of our directors and executive officers as a group.

The following table lists the number of shares and percentage of shares beneficially owned based on 32,317,083 shares of our Common Stock outstanding as of October 10, 2019.

Beneficial ownership is determined in accordance with the SEC rules, and generally includes voting power and/or investment power with respect to the securities held. Shares of Common Stock subject to options and warrants currently exercisable or exercisable within 60 days of October 10, 2019 or issuable upon conversion of convertible securities which are currently convertible or convertible within 60 days of October 10, 2019 are deemed outstanding and beneficially owned by the person holding those options, warrants or convertible securities for purposes of computing the number of shares and percentage of shares beneficially owned by that person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, the persons or entities named have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them.

Unless otherwise indicated in the footnotes, the principal address of each of the shareholders, named executive officers, and directors below is c/o Future FinTech Group Inc., 23F, China Development Bank Tower, No. 2 Gaoxin 1st Road, Xi’an, Shaanxi Province, PRC 710075.

Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Directors, Named Executive Officers and 5% Shareholders
Yongke Xue (1)	1,671,955	5.17%
Yiliang Li	—
Zhi Yan	50,000	0.15%
Hanjun Zheng	—
Fuyou Li	—	—
Johnson Lau	—	—
All current directors and executive officers as a group (6 persons)	1,721,955	5.33%
Zeyao Xue (2)	13,084,114	40.49%
Sincerity Group Enterprises (5)	5,000,000	15.47%
Mengyao Chen (3)	3,323,225	10.28%
Shuiliang Xiao (4)	3,409,466	10.55%
	24,816,805	76.79%

(1)	Consists of (i) 1,488,570 shares owned directly by Golden Dawn International Limited, a British Virgin Islands company, and (ii) 183,385 shares owned directly by China Tianren Organic Food Holding. Each of SP International, Golden Dawn International Limited and China Tianren Organic Good Holding are indirect subsidiaries of V.X. Fortune Capital Limited, a British Virgin Islands company. Yongke Xue is the sole director of V.X. Fortune Capital Limited.
(2)	Mr. Zeyao Xue, the son of Yongke Xue, holds all of the issued and outstanding capital stock of Fancylight Limited, which is the indirect owner of those shares held by SP International, Golden Dawn International Limited and China Tianren Organic Food Holding. As such, Mr. Zeyao Xue shares beneficial ownership of 1,671,955 of his shares with Mr. Yongke Xue.
(3)	The shares were issued to Mengyao Chen, pursuant to a Creditor’s Rights Transfer Agreement between Hedetang Foods (China) Co., Ltd., a wholly owned subsidiary of the Company and Shaanxi Fu Chen Venture Capital Management Co., Ltd., dated November 2, 2017, which was filed with SEC in a Form 8-K dated November 6, 2017.
(4)	The shares were issued to Shuiliang Xiao, pursuant to two Creditor’s Rights Transfer Agreements between Hedetang Foods (China) Co., Ltd., a wholly owned subsidiary of the Company and Shaanxi Chunlv Ecological Agriculture Co., Ltd. and Hedetang Foods (China) Co., Ltd, dated November 2, 2017, which was filed with SEC in a Form 8-K dated November 6, 2017.
(5)	The shares were issued to Lake Chenliu, pursuant to a Share Transfer and Assets Investment Agreement between Digipay Fintech Limited (“Digipay”), a limited liability company incorporated in the British Virgin Islands and a wholly-owned subsidiary of the Company, Lake Chenliu, an individual resident of Costa Rica, and InUnion Chain Ltd. (“InUnion”), a British Virgin Islands company wholly owned by Mr. Chenliu, dated June 22, 2018, which was filed with SEC in a Form 8-K on the same date.

Equity Compensation Plan

The following table sets forth information as of December 31, 2018, with respect to our equity compensation plans previously approved by shareholders and equity compensation plans not previously approved by shareholders.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information as of December 31, 2018, with respect to our equity compensation plans previously approved by stockholders and equity compensation plans not previously approved by stockholders.

Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights			Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)			(c)
Equity compensation plans approved by stockholders (1)	62,500		$3.57	(2)	-
Equity compensation plans not approved by stockholders		$	N/A		-
Total		$	N/A

(1)

Consists of equity incentive plans, which was approved by the Company’s shareholders at its annual meetings on August 18, 2011, November 19, 2015 and March 13, 2018.  On February 28, 2017, the Company issued options to purchase 62,500 shares of the Company’s common stock with an exercise price equal to the fair market value of the Company’s Common Stock (as defined under the 2011 Stock Incentive Plan in conformity with Regulation 409A of the Internal Revenue Code of 1986, as amended) at the date of grant to three of the Company’s employees pursuant to the 2011 Stock Incentive Plan, which was approved by the Company’s shareholders at the annual shareholders meeting on August 18, 2011. These options vested immediately on the grant date with a fair market value of $223,375 based on the fair value of $3.57 per share, which was determined by using the Black Scholes option pricing model. The Company recognized stock-based compensation expense of $223,375 in the first quarter of fiscal year 2017 under the 2011 Stock Incentive Plan. As of December 31, 2018, there were no shares available for issuance under all three stock incentive plans.

On March 29, 2017, the Company issued 250,000 shares of the Company’s unrestricted common stock to six of the Company’s employees pursuant to our 2015 Omnibus Equity Plan, which was approved by the Company’s shareholders at the annual shareholders meeting on November 19, 2015. The Company recorded an expense of $250 in the first quarter of fiscal year 2017 under the 2015 Omnibus Equity Plan, reflecting a par value of $0.001 per share of the Company’s common stock. The Company’s 2015 Omnibus Equity Plan permits the grant of incentive stock options (“ISOs”), nonqualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, unrestricted stock and restricted stock units (“RSUs”) to its employees of up to 250,000 shares of Common Stock.

On March 13, 2018, the Company’s shareholders approved the 2017 Omnibus Equity Plan at the annual shareholders meeting, which permits the grant of incentive stock options (“ISOs”), nonqualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, unrestricted stock and restricted stock units (“RSUs”) to its employees of up to 1,300,000 shares of Common Stock. On December 21, 2018, the Company granted 1,300,000 shares of the Company’s unrestricted common stock to seven of the Company’s employees pursuant to our 2017 Omnibus Equity Plan, which was approved by the Company’s shareholders at the annual shareholders meeting on December 6, 2018. The Company recorded an expense of $13,000 in the fourth quarter of fiscal year 2018 under the 2017 Omnibus Equity Plan, reflecting a par value of $0.001 per share of the Company’s common stock.

(2)	The exercise price of options granted and stock appreciation rights under the Plan may be no less than the fair market value of the Company’s Stock on the date of grant.

COMPENSATION

Summary Compensation of Named Executive Officers

Our executive officers do not receive any compensation for serving as executive officers of the Company. However, except for our former CEO, the remaining executive officers are compensated by and through SkyPeople (China). Our former CEO, Yongke Xue, has not received any compensation from us or any of our subsidiaries for his services in the past three years. The following table sets forth information concerning cash and non-cash compensation paid by the Company or SkyPeople (China) to our named executive officers for 2018.

Name and Principal Position	Year Ended	Salary ($)	Bonus ($)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yongke Xue (1)	12/31/2018	-	-	-	-	-	-	-	-
		-	-	-	-	-	-	-	-
Hanjun Zheng (2)	12/31/2018	$12,863	-	300,000	-	-	-	-	$12,863
	12/31/2017	$12,863	-	-	-	-	-	-	$12,863

(1)	On January 5, 2018, Mr. Yongke Xue was reappointed as the Company’s Chief Executive Officer and Chairman of the Board, effective on January 31, 2018.
(2)	Mr. Hanjun Zheng was appointed by the Board as Interim Chief Financial Officer on November 27, 2015.On December 21, 2018, the Board of the Company and the Compensation Committee of the Company approved the grant of an unrestricted stock award to Mr. Hanjun Zheng, the Company’s interim Chief Financial Officer, pursuant to the Company’s 2017 Omnibus Equity Plan. Under the terms of an Unrestricted Stock Award Agreement dated December 24, 2018, Mr. Zheng received 300,000 shares of the Company’s Common Stock, all of which were immediately vested.

Outstanding Equity Awards at December 31, 2018

The following table presents certain information concerning outstanding equity awards held by each of our named executive officers at December 31, 2018.

Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date
Yongke Xue	-	-	-	-	-
Hanjun Zheng	-	-	-	-	-

On February 28, 2017, the Company issued options to purchase 62,500 shares of the Company’s common stock with an exercise price equal to the fair market value of the Company’s Common Stock (as defined under the 2011 Stock Incentive Plan in conformity with Regulation 409A of the Internal Revenue Code of 1986, as amended) at the date of grant to three of the Company’s employees pursuant to the 2011 Stock Incentive Plan, which was approved by the Company’s shareholders at the annual shareholders meeting on August 18, 2011. These options vested immediately on the grant date with a fair market value of $223,375 based on the fair value of $3.57 per share, which was determined by using the Black Scholes option pricing model. The Company recognized stock-based compensation expense of $223,375 in the first quarter of fiscal year 2017 under the 2011 Stock Incentive Plan.

The Company’s 2015 Omnibus Equity Plan permits the grant of incentive stock options (“ISOs”), nonqualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, unrestricted stock and restricted stock units (“RSUs”) to its employees of up to 250,000 shares of Common Stock.

On March 13, 2018, the Company’s shareholders approved the 2017 Omnibus Equity Plan at the annual shareholders meeting, which permits the grant of incentive stock options (“ISOs”), nonqualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, unrestricted stock and restricted stock units (“RSUs”) to its employees of up to 1,300,000 shares of Common Stock.

On December 21, 2018, the Company granted 1,300,000 shares of the Company’s unrestricted common stock to seven of the Company’s employees pursuant to our 2017 Omnibus Equity Plan, which was approved by the Company’s shareholders at the annual shareholders meeting on December 6, 2018. The Company recorded an expense of $13,000 in the fourth quarter of fiscal year 2018 under the 2017 Omnibus Equity Plan, reflecting a par value of $0.001 per share of the Company’s common stock.

Compensation of Directors

The following table sets forth information concerning cash and non-cash compensation paid by us to our directors during 2018.

Name	Fees Paid in Cash ($)	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Yongke Xue	$—	—	—	—	—	—	—
Yiliang Li (1)	$5,722	—	—	—	—	—	$5,722
Fuyou Li (2)	$8,850	—	—	—	—	—	$8,850
Johnson Lau (3)	$25,000	—	—	—	—	—	$25,000
Zhi Yan (4)	$—	—	—	—	—	—	—

(1)	On May 6, 2018, the Company’s Board of Directors appointed Mr. Yiliang Li as a member of the Board and a member of the Compensation Committee and the Audit Committee of the Board, effective immediately. Mr. Li is entitled to US$8,850 per annum as compensation for his services as a director of the Company.
(2)	On May 8, 2015, the Company’s Board of Directors appointed Mr. Fuyou Li as a member of the Board of Directors and a member of both the audit committee and compensation committee. Mr. Li is entitled for US$8,850 per annum as compensation for his service as director of the Company.
(3)	On December 23, 2014, the Board appointed Johnson Lau as a member of the Board of Directors of the Company and also the Chairman of audit committee and a member of compensation committee. Mr. Lau is entitled for US$25,000 per annum as compensation for his services as a director of the Company and chair of compensation committee.
(4)	Mr. Yanhas served as the Company’s CTO since February 2018, and was appointed as a director on October 10, 2018. Mr. Yan receives compensation in the amount of RMB300,000 (approximately $ 42,509.78) per year, payable monthly as his service as our CTO, not as a director.

REQUIREMENTS, INCLUDING DEADLINES, FOR SUBMISSION OF PROXY PROPOSALS,
NOMINATION OF DIRECTORS AND OTHER BUSINESS OF SHAREHOLDERS

To be considered for inclusion in our proxy solicitation materials for the 2019 Annual Meeting of Shareholders, a shareholder proposal must be received by our Corporate Secretary at our principal executive offices no later than June 27, 2020, which is 120 calendar days before the one-year anniversary of the date on which the Company first mailed this Proxy Statement.

The independent directors will consider candidates for election as a director recommended by any shareholder of the Company who has held the Company’s Common Stock for at least one year and who holds a minimum of 1% of the Company’s outstanding shares. The recommending shareholder must submit the following:

●	a detailed resume of the recommended candidate;

●	an explanation of the reasons why the shareholder believes the recommended candidate is qualified for service on the Company’s Board;

●	such other information that would be required by the rules of the SEC to be included in a proxy statement;

●	the written consent of the recommended candidate;

●	a description of any arrangements or undertakings between the shareholder and the recommended candidate regarding the nomination; and

●	proof of the recommending shareholder’s stock holdings in the Company.

Recommendations from shareholders which are received after the deadline set forth in the Company’s most recent proxy statement, for a shareholder proposal to be considered for inclusion in the Company’s proxy statement for the next Annual Meeting, likely will not be considered timely for consideration by the Board for the following year’s Annual Meeting.

PROPOSAL 2 – RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF THE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 22, 2016, the Audit Committee of Board of Directors of the Company approved the engagement of Wang Certified Public Accountant, P.C. (previously known as Jia Roger Qian Wang, CPA) (“Roger Wang CPA”) as the Company’s independent registered public accounting firm, effectively immediately.

On January 9, 2019, the Audit Committee of the Company dismissed Wang Certified Public Accountant P.C. (“Roger Wang CPA”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018, effective immediately.

Roger Wang CPA’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2018 and December 31, 2017, and in the subsequent interim period through January 8, 2019, there were (i) no disagreements between the Company and Roger Wang CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Roger Wang CPA, would have caused Roger Wang CPA to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

On January 9, 2019, the Audit Committee approved the engagement of Yu Certified Public Accountant P.C. (“Yu”) as the Company’s independent registered public accounting firm, effective immediately. The Audit Committee also approved Yu to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

During the fiscal years ended December 31, 2018 and December 31, 2017 and through January 8, 2019, neither the Company nor anyone on its behalf consulted Yu regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the consolidated financial statements of the Company; or (ii) any matter that was either the subject of a disagreement or a reportable event as described above; and there was neither a written report nor was oral advice provided to the Company by Yu that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.

On March 21, 2019, the Audit Committee dismissed Yu as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018, effective immediately.

The Company engaged Yu during the period from January 9, 2019 to March 21, 2019 (the “Engagement Period”). During the Engagement Period, Yu did not issue any reports on the Company’s consolidated financial statements.

During the Engagement Period, there were: (1) no disagreements between the Company and Yu on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Yu, would have caused Yu to make reference to the subject matter of the disagreement in its report on the consolidated financial statements, and (2) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Yu issued no audit reports on the Company’s consolidated financial statements.

On March 21, 2019, the Audit Committee approved the engagement of Simon & Edward, LLP (“Simon & Edward”) as the Company’s independent registered public accounting firm, effective immediately. The Audit Committee also approved Simon & Edward to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

In deciding to engage Simon & Edward, the Audit Committee of Board of Directors reviewed auditor independence and existing commercial relationships with Simon & Edward, and concluded that Simon & Edward has no commercial relationship with the Company that would impair its independence. During the fiscal years ended December 31, 2018, and December 31, 2017, respectively, and in the subsequent period through March 20, 2019, neither the Company nor anyone acting on its behalf has consulted with Simon & Edward regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K; and there was neither a written report nor oral advice provided to the Company by Simon & Edward that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

On April 26, 2019, the Audit Committee of the Board of Directors dismissed Simon & Edward, LLP (“Simon & Edward”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018.

The Company engaged Simon & Edward during the period from March 21, 2019 to April 25, 2019 (the “Engagement Period”). During the Engagement Period, Simon & Edward did not issue any reports on the Company’s consolidated financial statements.

During the Engagement Period, there were: (1) no disagreements between the Company and Simon & Edward on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Simon & Edward, would have caused Simon & Edward to make reference to the subject matter of the disagreement in its report on the consolidated financial statements, and (2) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K. Simon & Edward issued no audit reports on the Company’s consolidated financial statements.

On April 26, 2019, the Audit Committee of Board of Directors of the Company approved the engagement of Wang Certified Public Accountant P.C. (“Roger Wang CPA”) as the Company’s independent registered public accounting firm, effective immediately. The Audit Committee also approved Wang to act as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018.

In deciding to engage Roger Wang CPA, the Audit Committee of Board of Directors reviewed auditor independence and existing commercial relationships with Roger Wang CPA, and concluded that Roger Wang CPA has no commercial relationship with the Company that would impair its independence. During the fiscal years ended December 31, 2018, and December 31, 2017, respectively, and in the subsequent period through April 25, 2019, neither the Company nor anyone acting on its behalf has consulted with Roger Wang CPA regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and neither a written report nor oral advice provided to the Company by Roger Wang CPA that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” as those terms are defined in Item 304(a)(1) of Regulation S-K, other than in its capacity as the Company’s independent registered public accounting firm during the fiscal years ended December 31, 2018, and December 31, 2017 respectively, and in the interim period of January 1, 2019 through January 8, 2019.

The Company reported its change in auditor in Current Reports on Form 8-K, filed on January 15, 2019, March 25, 2019 and May 1, 2019.

The Audit Committee, in accordance with its charter and authority delegated to it by the Board, has appointed Roger Wang CPA to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019. The Audit Committee considers Roger Wang CPA to be well qualified. We are asking the shareholders to ratify the selection of Roger Wang CPA as our independent registered accounting firm. If the shareholders do not ratify the appointment of Roger Wang CPA, the Audit committee will reconsider the appointment. Even if the selection is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its shareholders. At the time of mailing this Proxy Statement, the Company does not anticipate that any representatives of Roger Wang CPA will be present, by phone or in person, at the 2019 Annual Meeting, and accordingly, will not be available to respond to questions at the meeting. Should a representative of Roger Wang CPA be available and desire to make a statement either in person or by telephone at our 2019 Annual Meeting, they will have the opportunity to do so.

The affirmative vote of the holders of a majority of the Company’s common stock present in person or represented by proxy at the Annual Meeting is necessary for ratification of the selection of Roger Wang CPA as our independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
WANG CERTIFIED PUBLIC ACCOUNTANT, P.C., AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table shows the fees that we paid or accrued for audit and other services for fiscal years 2018 and 2017. All of the services described in the following fee table were approved in conformity with the audit committee’s pre-approval process.

	2018	2017
Audit Fees	$280,000	$200,000
Tax Fees		6,000
All Other Fees
Total	$280,000	$206,000

Audit Fees

The amounts set forth opposite “Audit Fees” above reflect the aggregate fees billed or billable by auditor Simon & Edward, LLP (“Simon & Edward”), Yu Certified Public Accountant, P.C. (“Yu”) and Wang Certified Public Accountant, P.C. (“Roger Wang CPA”), for the audit of our annual consolidated financial statements, review of quarterly financial information, and audit services that are normally provided by the principal accountant in connection with regulatory filings or engagements.

Simon & Edward provided professional services for the audit of our fiscal year 2018 financial statements and $45,000 was billable to Simon & Edward for the audit of consolidated financial statements for fiscal year 2018. Yu Certified Public Accountant, P.C. (“Yu”) provided professional services for the audit of our fiscal year 2018 financial statements and $60,000 was billable to Yu for the audit of consolidated financial statements for fiscal year 2018. Roger Wang CPA provided professional services for the audit of our fiscal year 2018 financial statements and quarterly review of 2018 and $175,000 was paid to Roger Wang CPA for audit of our fiscal year 2018 financial statements and quarterly review.

Roger Wang CPA provided professional services for the audit of our fiscal year 2017 financial statements and $140,000 was billed for the audit of consolidated financial statements for fiscal 2017, the quarterly review fees of $60,000 were billed for 2017 quarterly financial reports.

Tax Fees

The amounts set forth opposite “Tax Fees” above reflect the aggregate fees billed for fiscal 2017 for professional services rendered for tax compliance and return preparation. The compliance and return preparation services consisted of the preparation of original and amended tax returns and support during the income tax audit or inquiries.

The Board audit committee’s policy is to pre-approve all audit services and all non-audit services that our independent accountants are permitted to perform for us under applicable federal securities regulations. The audit committee’s policy utilizes an annual review and general pre-approval of certain categories of specified services that may be provided by the independent accountant, up to pre-determined fee levels. Any proposed services not qualifying as a pre-approved specified service, and pre-approved services exceeding the pre-determined fee levels, require further specific pre-approval by the audit committee. The audit committee has delegated to the Chairman of the audit committee the authority to pre-approve audit and non-audit services proposed to be performed by the independent accountants. Our audit committee was established in April 2008. Therefore, all the services provided by our auditors in fiscal years 2017 were pre-approved by the audit committee

PROPOSAL 3 – SALE TRANSACTION OF HEDETANG HOLDINGS

The Company is asking you to approve the sale of the Company’s subsidiary, HeDeTang Holdings (HK) Ltd. (“HeDeTang HK”), to New Continent International Co., Ltd.

The Sale Transaction

SkyPeople Foods Holdings Limited, a company incorporated in the British Virgin Islands (“SkyPeople Foods”) and a wholly owned subsidiary of the Company, has entered into a Share Transfer Agreement (the “Share Transfer Agreement”) with New Continent International Co., Ltd., a company incorporated in the British Virgin Islands (“New Continent”).  Pursuant to the terms of the Share Transfer Agreement, SkyPeople Foods will sell all of the issued and outstanding shares of HeDeTang HK, a wholly owned subsidiary of SkyPeople Foods, to the Buyer for a total of RMB 600,000, or approximately US$85,714 (the “Purchase Price”), which value is primarily derived from HeDeTang HK’s wholly-owned subsidiary HeDeJiaChuan Holdings Co., Ltd. and 73.41% owned subsidiary SkyPeople Juice Group Co., Ltd. (“SkyPeople China”). The Purchase Price was based upon the preliminary evaluation of HeDeTang HK and its subsidiaries by Shanxi Delixin Assets Evaluation Co., Ltd. (“Shanxi Delixin”) If the final evaluation amount of HeDeTang HK and its subsidiaries by Shanxi Delixin is lower than or no more than 10% higher than the Purchase Price, the Parties agree there will be no change to the Purchase Price. If the final evaluation amount of HeDeTang HK and its subsidiaries by Shanxi Delixin is more than 10% higher than the Purchase Price, the Parties agree the final evaluation amount shall be the final purchase price. The closing of the above mentioned share transfer is subject to the approval by the shareholders of both parties and the approval by the shareholders of the Company.

The Agreement contains customary representations and warranties and pre- and post-closing covenants of each party and customary closing conditions. Breaches of the representations and warranties will be subject to customary indemnification provisions.

A full copy of the Share Transfer Agreement is filed with the Company’s form 8-K filed on September 23, 2019.

Required Vote

Approval of the sale proposal requires a quorum to be present and an affirmative vote of a majority of our common stock voted at the Annual Meeting. Adoption of the sale proposal is not conditioned upon the adoption of any of the other proposals.

FUTURE FINTECH’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT FUTURE FINTECH’S SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE SALE TRANSACTION OF HEDETANG.

PROPOSAL 4 – Future FinTech Group Inc. 2019 Omnibus Equity Plan

Background

Our shareholders are being asked to consider and vote on this proposal to approve the Future FinTech Group Inc. 2019 Omnibus Equity Plan (the “Equity Plan”). On March 13, 2018, the Company’s shareholders approved the 2017 Omnibus Equity Plan (the “2017 Plan”) at the annual shareholders meeting, which permits the grant of incentive stock options (“ISOs”), nonqualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, unrestricted stock and restricted stock units (“RSUs”) to its employees of up to 1,300,000 shares of Common Stock. On December 21, 2018, the Company granted 1,300,000 shares of the Company’s unrestricted common stock to seven of the Company’s employees pursuant to our 2017 Plan. As of December 31, 2018, there were no shares of stock available for awards under the 2017 Plan. For several years prior to the adoption of the 2017 Plan, Future FinTech maintained two other equity plans: (i) the SkyPeople Fruit Juice, Inc. Omnibus Equity Plan, effective on November 19, 2015 (the “2015 Plan”) and (ii) the SkyPeople Fruit Juice, Inc. Stock Incentive Plan, effective on July 11, 2011 (the “2011 Plan” and together with the 2015 Plan and 2017 Plan, the “Prior Plans”). Up to 2,000,000 and 1,000,000 pre-Reverse Stock Split shares of Common Stock may be issued pursuant to awards granted under the 2015 Plan and 2011 Plan, respectively. As of December 31, 2018, all shares of Common Stock available for issuance under the Prior Plans have been granted to employees, officers and directors of the Company.

The Equity Plan’s purpose is to attract and retain high caliber employees, directors, consultants and independent contractors; motivate participants to achieve long-range goals; provide competitive incentive compensation opportunities, and align the participant’s interests with the interests of the shareholders by offering the participants compensation that is based on our common stock.

The description of the Equity Plan below is a summary and is qualified in its entirety by reference to the provisions of the Equity Plan, which is attached as Annex A to this proxy statement. The Board of Directors of the Company approved and adopted the Equity Plan on October 9, 2019, subject to shareholders’ approval.

Recommendation of Board of Directors

The Board of Directors has approved and unanimously recommends that the shareholders vote “FOR” the proposal to approve the FUTURE FINTECH GROUP Inc. 2019 Omnibus Equity Plan.

Description of the Equity Plan

Administration. The Equity Plan requires that a committee of non-employee independent outside directors administer the Equity Plan. Currently, our Compensation Committee, which we refer to in this proposal as the Committee, administers the Equity Plan. Among other powers and duties, the Committee determines the employees who will be eligible to receive awards and establishes the terms and conditions of all awards. Unless prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate its authority and administrative duties under the Equity Plan.

Shares Subject to the Equity Plan. The shares issuable under the Equity Plan are shares of our common stock that are authorized but unissued or reacquired common stock, including shares repurchased by Future FinTech as treasury shares. The total aggregate shares of common stock authorized for issuance during the term of the Equity Plan is limited to 3,000,000 shares. The Committee must equitably adjust awards and the number of shares available under the Equity Plan in the event of a recapitalization, stock split, stock dividend, extraordinary cash dividend, split-up, spin-off, reclassification, combination or other exchange of shares. Subject to certain limitations, the shares of common stock allocable to the portion of awards granted under the Equity Plan that have not been delivered because they have been forfeited or cancelled or because they are a cash settlement award, or that have not been applied to pay the exercise price or taxes, may again be issued pursuant to new awards under the Equity Plan.

Types of Awards and Eligibility. There are six types of awards that may be made under the Equity Plan including incentive stock options (“ISOs”), nonqualified stock options (“NQSOs”), stock appreciation rights (“SARs”), restricted stock, unrestricted stock and restricted stock units (“RSUs”). Each award is subject to an award agreement approved by the Committee reflecting the terms and conditions of the award. For purposes of awards determined by reference to the fair market value of a share of our common stock, fair market value means the closing price of a share of our common stock on the relevant date, or if there are not sales on such date, on the next preceding day on which there are sales. Current and future U.S. and non-U.S. employees (including officers) and prospective employees as designated by the Committee may receive awards under the Equity Plan. As of September 30, 2019, approximately 89 individuals (consisting of 2 executive officers, three directors who are not executive officers, and approximately 84 employees who are not executive officers) are eligible to receive awards under the Equity Plan. The closing price of Future FinTech common stock on the NASDAQ Capital Market was $0.71 per share as of October 10, 2019.

(1) Stock Options. ISOs are options to purchase our common stock that receive tax benefits if they meet the requirements under Section 422 of the Tax Reform Act of 1986, as amended (the “Code”), and NQSOs are options to purchase our common stock that do not meet those requirements.

Option Grant: Each option award must be evidenced by an award agreement specifying the option exercise price, the term of the option, the number of shares of our common stock subject to the option, and such other provisions as the Committee determines, and which are not inconsistent with the terms and provisions of the Equity Plan (which need not be the same for each award or for each recipient). The award agreement must also specify whether the option is to be treated as an ISO within the meaning of Code Section 422. Options not designated as ISOs are considered to be NQSOs. The Committee may, with the consent of affected participants, cancel outstanding options and grant new options to substitute the canceled option. The cancellation and grant need not be simultaneous.

Exercise of Options: Options granted under the Equity Plan will be exercisable at such times set forth in an award agreement. The exercise price of each option granted under the Equity Plan will be at least 100% of the fair market value of a share of our common stock on the date of grant. The exercise price of each ISO granted under the Equity Plan to any individual who owns more than 10% of the voting power of our stock will be at least 110% of the fair market value of a share of our common stock on the date of grant. The fair market value of shares to which ISOs are exercisable for the first time by any individual during any one calendar year is limited to $100,000, and any ISOs that become exercisable in excess of that amount will be deemed NQSOs.

Payment of Exercise Price: The exercise price is payable in cash; by tendering shares of our common stock owned by the participant; by withholding shares that would be acquired on exercise; by broker-assisted cashless exercise; or by any other form of legal consideration acceptable by the Committee (so long as it does not result in deferral of compensation within the meaning of Code Section 409A). Options are subject to the conditions, restrictions and contingencies specified by the Committee.

Option Term: The maximum term of any option is ten years from the date of grant and, with respect to ISOs granted to an individual who owns 10% of the voting power of our stock, the maximum term is five years from the date of grant.

(2) Stock Appreciation Rights. Each SAR represents the right to receive a payment in an amount equal to the increase in the fair market value of a share of our common stock on the date the recipient exercises the award over the fair market value of a share of our common stock at the date the award is granted (the “base price”). The Committee will determine, in its sole discretion, the number of SARs granted to any individual under the Equity Plan and any terms and conditions pertaining to the awards.

SARs Grant: Each award of SARs will be evidenced by an award agreement that will specify the base price, the term of the SAR, and such other provisions as the Committee determines, and which are not inconsistent with the terms of the Equity Plan (which need not be the same for each award for each recipient).

Base Price of SAR: The base price of each SAR granted under the Equity Plan will be at least equal to the fair market value of a share of our common stock on the date of grant.

Settlement of SARs: SARs granted under the Equity Plan will be exercisable (“settled”) at such times set forth in an award agreement. Following exercise of a SAR, a participant is entitled to receive payment in an amount determined by multiplying: (a) the excess of the fair market value of a share on the date of exercise over the base price per share; by (b) the number of shares with respect to which the SAR is exercised. Payment to settle SARs may be in cash, shares of common stock, or a combination of cash and shares, as determined by the Committee. The Committee may provide a maximum dollar limit on the total payment due under a SAR.

SAR Term: The maximum term of any SAR is ten years from the date of grant.

(3) Unrestricted Stock. The Committee may, in its sole discretion, award unrestricted stock to any participant as a stock bonus or otherwise pursuant to which such participant may receive shares of stock free of restrictions or limitations.

(4) Restricted Stock and Restricted Stock Units. An award of restricted stock is a grant of shares of our common stock subject to restrictions specified by the Committee that generally lapse upon vesting. Each award of restricted stock or RSUs will be evidenced by an award agreement that specifies the period of restriction for restricted stock or the vesting period for RSUs, the number of shares of restricted stock or RSUs granted, and such other provisions as the Committee shall determine, and which shall not be inconsistent with the terms and provisions of the Equity Plan (which need not be the same for each award or for each recipient). Unless otherwise provided in the award agreement, a recipient of a restricted stock or RSU award has no shareholder rights, such as voting or cash dividend rights, until vesting of the RSU or restricted stock.

Performance-Based Compensation. Awards granted under the Equity Plan may, in the Committee’s discretion, be designed to qualify as performance-based compensation under Code Section 162(m). In order for awards to constitute performance-based compensation under Code Section 162(m), the material terms of performance measures on which the goals are to be based must be disclosed to and subsequently approved by the shareholders prior to payment of the compensation. Awards intended to qualify for exemption as performance-based compensation must be granted by a committee of outside directors as defined in Code Section 162(m). Performance goals under the Equity Plan are based on performance measures, which may include any of the following: (i) earnings before all or any taxes (“EBT”); (ii) earnings before all or any of interest expense, taxes, depreciation and amortization (“EBITDA”); (iii) earnings before all or any of interest expense, taxes, depreciation, amortization and rent (“EBITDAR”); (iv) earnings before all or any of interest expense and taxes (“EBIT”); (v) net earnings; (vi) net income; (vii) operating income or margin; (viii) earnings per share; (ix) growth; (x) return on shareholders’ equity; (xi) capital expenditures; (xii) expenses and expense ratio management; (xiii) return on investment; (xiv) improvements in capital structure; (xv) profitability of an identifiable business unit or product; (xvi) profit margins; (xvii) stock price; (xviii) market share; (xvix) revenues; (xx) costs; (xxi) cash flow; (xxii) working capital; (xxiii) return on assets; (xxiv) economic value added; (xxv) industry indices; (xxvi) peer group performance; (xxvii) regulatory ratings; (xxviii) asset quality; (xxix) gross or net profit; (xxx) net sales; (xxxi) total shareholder return; (xxxii) sales (net or gross) measured by product line, territory, customers or other category; (xxxiii) earnings from continuing operations; (xxxiv) net worth; and (xxxv) levels of expense, receivables, cost or liability by category, operating unit or any other measures approved by the Committee. In addition, the performance goals may be calculated without regard to extraordinary items and may be based in whole or in part upon the performance of Future FinTech and/or one or more of its affiliates, one or more of its divisions or units or, in such a case, any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof. The performance goals must be established in writing by the Committee no more than 90 days after the commencement of the performance period, of, if less, the number of days that is equal to 25% of the relevant performance period. The Committee must certify attainment of these goals before any payout of the performance-based compensation.

Limitations on Awards. The maximum number of shares (including options, SARs, RSUs, unrestricted stock and restricted stock) that may be awarded under the Equity Plan to any participant in any one calendar year is limited to 1,000,000 shares of our common stock. In addition, in any one calendar year, a participant may not receive a cash amount payable under the Equity Plan greater than $1,000,000 for any awards intended to constitute performance-based compensation under Code Section 162(m).

Vesting and Forfeiture. The Committee determines the time and conditions under which the award will vest or the period of time after which the restriction shall lapse as part of making an award. Vesting or the lapse of the period of restriction may, in the Committee’s discretion, be based solely upon continued employment or service for a specified period of time, or may be based upon the achievement of specific performance goals (individual, corporation or other basis), or both. Vesting means the time at which an option, SAR or RSU holder may exercise his or her award at the end of the period of restriction that applies to restricted stock. Vesting or lapse provisions need not be uniform among awards granted at the same time or to persons similarly-situated. Vesting and lapse requirements will be set forth in the applicable award agreement. The Committee, in its discretion, may accelerate vesting of any award at any time. Unless otherwise provided by the Committee, when a participant terminates employment or service with us, all unexercised or unvested awards are forfeited, and if the termination is without cause, all outstanding vested options and SARs will continue to be exercisable until the earlier of the expiration term or the date that is three months after such termination date.

Extension Exercise Period. The Committee, in its discretion, may extend the period of time for which an option or SAR is to remain exercisable following a termination of service, but in no event beyond the expiration of the option or SAR.

Prohibition on Repricing. Except as required or permitted pursuant to a corporate transaction (including, without limitation, any recapitalization or reorganization), in no event will an option or SAR be amended to reduce the exercise or base price or be canceled in exchange for cash, other awards or options or SARs with an exercise price or base price less than the exercise price of the original option or base price of the original SAR without shareholder approval.

Limits on Transfers of Awards/Beneficiary Designation. All awards are exercisable only by the participant during the participant’s lifetime, and are transferable only by will or by the laws of descent and distribution; provided, however, that the Committee may permit a transfer of an award, other than an ISO, to a family member of an individual, subject to such restrictions as the Committee may provide. Participants may designate a beneficiary or beneficiaries to receive their benefits under the Equity Plan if they die before receiving any or all of such benefit.

Recapitalization. Upon a recapitalization, the Committee must adjust the number and kind of shares issuable and maximum limits for each type of award, adjust the number and kind of shares subject to outstanding awards, adjust the exercise or base price of outstanding options or SARs, and make any other equitable adjustments.

Reorganization. Upon a reorganization, the Committee may decide that awards will apply to securities of the resulting corporation (with appropriate adjustment as determined by the Committee), that some or all options and SARs will be immediately exercisable (to the extent permitted under federal or state securities laws), that some or all options and SARs will be immediately exercisable and terminate after at least 30 days’ notice to holders (to the extent permitted under federal or state securities laws), and/or that some or all awards of restricted stock or RSUs will become immediately fully vested.

Amendment and Termination. Our Board of Directors may amend, suspend or terminate the Equity Plan, without consent of shareholders or participants, provided, however, that amendments must be submitted to the shareholders for approval if shareholder approval is required by applicable law, and any amendment or termination that may adversely affect the rights of participants with outstanding awards requires the consent of such participants. The Committee may amend any award agreement, provided the amendment is not to re-price or constructively re-price any award.

Term. The Equity Plan is effective immediately upon the adoption by our Board of Directors, subject to shareholder approval, and will terminate on the earliest to occur of (i) the 10th anniversary of the Equity Plan’s effective date, or (ii) the date on which all shares available for issuance under the Equity Plan shall have been issued as fully-vested shares. Options may be granted at any time on or after the date the Board of Directors adopt the Equity Plan, however, until the shareholders approve the Equity Plan, no options or SARs may be exercised, no restricted stock may be issued, and no award may be settled in stock. If shareholder approval is not obtained within 12 months after the adoption by our Board of Directors, all awards will be null and void.

U.S. Federal Income Tax Consequences

The following summary of the U.S. federal income tax consequences of awards under the Equity Plan is based on current U.S. federal income tax laws and regulations and is designed to provide a general understanding of the consequences as of the date of this proxy statement. Laws and regulations may change in the future and affect the income tax consequences of your award under the Equity Plan. In addition, the impact of the laws and regulations may vary based on your individual circumstances. This summary does not constitute tax advice and does not address taxation of your award under the laws of any municipality, state or foreign country. You are urged to consult your own tax advisor as to the specific tax impact of any award to you.

Incentive Stock Options. An employee participant will generally have no tax consequences when he or she receives the grant of an ISO. In most cases, an employee participant also will not have income tax consequences when he or she exercises an ISO. An employee participant may have income tax consequences when exercising an ISO if the aggregate fair market value of the shares of the common stock subject to the ISO that first become exercisable in any one calendar year exceeds $100,000. If this occurs, the excess shares (the number of shares the fair market value of which exceeds $100,000 in the year first exercisable) will be treated as though they are NQSOs instead of ISOs. Additionally, subject to certain exceptions for death or disability, if an employee participant exercises an ISO more than three months after termination of employment, the exercise of the option will be taxed as the exercise of a NQSO. Any shares recharacterized as NQSOs will have the tax consequences described below with respect to the exercise of NQSOs.

An employee participant recognizes income when selling or exchanging the shares acquired from the exercise of an ISO in the amount of the difference between the fair market value at the time of the sale or exchange and the exercise price the participant paid for those shares. This income will be taxed at the applicable capital gains rate if the sale or exchange occurs after the expiration of the requisite holding periods. Generally, the required holding periods expire two years after the date of grant of the ISO and one year after the date the common stock is acquired by the exercise of the ISO. Further, the amount by which the fair market value of a share of the common stock at the time of exercise of the ISO exceeds the exercise price will likely be included in determining a participant’s alternative minimum taxable income and may cause the participant to incur an alternative minimum tax liability in the year of exercise.

If an employee participant disposes of the common stock acquired by exercising an ISO before the holding periods expire, the participant will recognize compensation income. The amount of income will equal the difference between the option exercise price and the lesser of (i) the fair market value of the shares on the date of exercise and (ii) the price at which the shares are sold. This amount will be taxed at ordinary income rates and be subject to employment taxes. If the sale price of the shares is greater than the fair market value on the date of exercise, the participant will recognize the difference as gain and will be taxed at the applicable capital gains rate. If the sale price of the shares is less than the exercise price, the participant will recognize a capital loss equal to the excess of the exercise price over the sale price.

Using shares acquired by exercising an ISO to pay the exercise price of another option (whether or not it is an ISO) will be considered a disposition of the shares for federal tax purposes. If this disposition occurs before the expiration of the required holding periods, the employee option-holder will have the same tax consequences as are described above in the preceding paragraph. If the option holder transfers any of these shares after holding them for the required holding periods or transfers shares acquired by exercising an NQSO or on the open market, he or she generally will not recognize any income upon exercise. Whether or not the transferred shares were acquired by exercising an ISO and regardless of how long the option holder has held those shares, the basis of the new shares received from the exercise will be calculated in two steps. In the first step, a number of new shares equal to the number of older shares tendered (in payment of the option’s exercise) is considered exchanged under Code Section 1036 and the related rulings; these new shares receive the same holding period and the same basis the option holder had in the old tendered shares, if any, plus the amount included in income from the deemed sale of the old shares and the amount of cash or other non-stock consideration paid for the new shares, if any. In the second step, the number of new shares received by the option holder in excess of the old tendered shares receives a basis of zero, and the option holder’s holding period with respect to such shares commences upon exercise.

There will be no tax consequences to Future FinTech when it grants an ISO or, generally, when an employee participant exercises an ISO. However, to the extent that an option holder recognizes ordinary income when he or she exercises, as described above, Future FinTech generally will have a tax deduction in the same amount and at the same time.

Nonqualified Stock Options. A participant generally has no income tax consequences from the grant of NQSOs. Generally, in the tax year when the participant exercises the NQSO, he or she recognizes ordinary income in the amount by which the fair market value of the shares at the time of exercise exceeds the exercise price for the shares, and that amount will be subject to employment taxes.

If a participant exercises a NQSO by paying the exercise price with previously acquired common stock, he or she will have federal income tax consequences (relative to the new shares received) in two steps. In the first step, a number of new shares equivalent to the number of older shares tendered (in payment of the NQSO exercised) is considered to have been exchanged in accordance with Code Section 1036 and related rulings, and no gain or loss is recognized. In the second step, with respect to the number of new shares acquired in excess of the number of old shares tendered, the participant recognizes income on those new shares equal to their fair market value less any non-stock consideration tendered. The new shares equal to the number of the old shares tendered will have the same basis the participant had in the old shares and the holding period with respect to the tendered older shares will apply to the new shares. The excess new shares received will have a basis equal to the amount of income recognized on exercise, increased by any non-stock consideration tendered. The holding period begins on the exercise of the option.

The gain, if any, realized at the later disposition of the common stock will either be short- or long-term capital gain, depending on the holding period.

There will be no tax consequences to Future FinTech when granting a NQSO. Future FinTech generally will have a tax deduction in the same amount and at the same time as the ordinary income recognized by the participant.

Stock Appreciation Rights. Neither the participant nor Future FinTech has income tax consequences from the issuance of a SAR. The participant recognizes taxable income at the time the SAR is exercised in an amount equal to the amount by which the cash and/or the fair market value of the shares of the common stock received upon that exercise exceeds the base price. The income recognized on exercise of a SAR will be taxable at ordinary income tax rates and be subject to employment taxes. Future FinTech generally will be entitled to a tax deduction with respect to the exercise of a SAR in the same amount and at the same time as the ordinary income recognized by the participant.

Restricted Stock. A holder of restricted stock will not recognize income at the time of the award, unless he or she specifically makes an election to do so under Code Section 83(b) within thirty days of such award. Unless the holder has made such an election, he or she will realize ordinary income and be subject to employment taxes in an amount equal to the fair market value of the shares on the date the restrictions on the shares lapse, reduced by the amount, if any, he or she paid for such stock. Future FinTech will generally be entitled to a corresponding deduction in the same amount and at the same time as the holder recognizes ordinary income. Upon the otherwise taxable disposition of the shares awarded after ordinary income has been recognized, the holder will realize a capital gain or loss (which will be long-term or short-term depending upon how long the shares are held after the restrictions lapse).

If the holder made a timely election under Code Section 83(b), he or she will recognize ordinary income for the taxable year in which an award of restricted stock is received on an amount equal to the fair market value of the shares of restricted stock awarded for which the election is being made (even if the shares are subject to forfeiture). That income will be taxable at ordinary income tax rates and be subject to employment taxes. At the time of disposition of the shares, if such an election was made, the holder will recognize gain in an amount equal to the difference between the sales price and the fair market value of the shares at the time of the award. Such gain will be taxable at the applicable capital gains rate. Future FinTech will generally be entitled to a tax deduction in the same amount and at the same time as the ordinary income recognized by the participant.

Restricted Stock Units. A holder of RSUs generally will not recognize income at the time of the award. Upon delivery of the shares due upon settlement of an RSU, a holder will realize ordinary income and be subject to employment taxes in an amount equal to the fair market value of the shares distributed. Future FinTech will generally be entitled to a corresponding tax deduction in the same amount and at the same time as the holder recognizes income. When the holder later disposes of his or her shares, the difference between the amount realized on sale and the amount recognized by the holder upon settlement of the RSU will be a capital gain or loss (which will be long-term or short-term depending upon how long the shares are held).

Unrestricted Stock. Generally, the participant will, in the year that the unrestricted stock award is granted, recognize compensation taxable as ordinary income equal to the fair market value of the shares on the date of the award. Future FinTech normally will receive a corresponding deduction equal to the amount of compensation the recipient is required to recognize as ordinary taxable income, and must comply with applicable tax withholding requirements.

Limitation on Company Deductions. No federal income tax deduction is allowed for Future FinTech for any compensation paid to a “covered employee” in any taxable year of Future FinTech to the extent that his or her compensation exceeds $1,000,000. For this purpose, “covered employees” are generally the chief executive officer of Future FinTech and the three other most highly compensated officers of Future FinTech other than the principal financial officer for the taxable year, and the term “compensation” generally includes amounts includable in gross income as a result of the exercise of stock options or SARs, payments pursuant to performance shares or units, or the receipt of restricted or unrestricted stock. This deduction limitation, however, does not apply to compensation that is (1) commission-based compensation, (2) performance-based compensation, (3) compensation which would not be includable in an employee’s gross income, and (4) compensation payable under a written binding contract in existence on February 17, 1993, and not materially modified after that date. Awards under the Equity Plan that are made to participants who are “covered employees” may be designed by the Committee to meet the requirements of the performance-based compensation exception under Code Section 162(m). The Committee intends to administer the Equity Plan in a manner that maximizes Future FinTech’s tax deductions under Code Section 162(m). Shareholder approval of the Equity Plan is necessary for the performance-based compensation to meet the Code Section 162(m) exemption.

Effect of Code Section 280G. Code Section 280G limits the deductibility of certain payments that are contingent upon a change of control if the total amount of such payments equals or exceeds three times the individual’s “base amount” (i.e., generally, annualized five-year W-2 compensation). If payment or settlement of an award is accelerated upon a change of control, a portion of such payment attributable to the value of the acceleration is considered a payment that is contingent upon a change of control. In addition, the affected individual must pay an excise tax (in addition to any income tax) equal to 20% of such amount.

Impact of Code Section 409A. Code Section 409A provides that all amounts deferred under a nonqualified deferred compensation plan are includible in a service provider’s gross income to the extent such amounts are not subject to a substantial risk of forfeiture, unless certain requirements are satisfied. If the requirements are not satisfied, in addition to current income inclusion, interest at the underpayment rate plus 1% will be imposed on the service provider’s underpayments that would have occurred had the deferred compensation been includible in gross income for the taxable year in which first deferred or, if later, the first taxable year in which such deferred compensation is not subject to a substantial risk of forfeiture. The amount required to be included in income is also subject to an additional 20% tax. While most awards under the Plan are anticipated to be exempt from the requirements of Code Section 409A, awards not exempt from Code Section 409A are intended to comply with Code Section 409A.

Other Information

Subject to the terms and provisions of the Equity Plan, the individuals that receive awards and the terms and conditions of such awards are determined at the discretion of the Committee. The Committee has not yet made any determination as to which eligible employees will receive awards under the Equity Plan in the future, or the value of awards to be made to any eligible individual, and therefore, it is not possible to determine for any persons or groups the benefits or amounts that will be received in the future under the Equity Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE
PROPOSAL TO APPROVE THE FUTURE FINTECH GROUP INC. 2019 Omnibus Equity Plan.

ADDITIONAL MEETING INFORMATION

Proxy Solicitation

The cost of soliciting proxies for the Annual Meeting will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, for no additional compensation, also solicit proxies personally or by telephone, electronic transmission, telegram or special letter.

Annual Report

The Company’s Annual Report for fiscal year 2018 is being mailed with this Proxy Statement to shareholders entitled to notice of the Annual Meeting. The Annual Report includes the consolidated financial statements, unaudited selected consolidated financial data and management’s discussion and analysis of financial condition and results of operations.

Upon the written request of any shareholder, the Company will provide, without charge, additional copies of this proxy statement and the Company’s Annual Report on Form 10-K filed with the Commission for the fiscal year ended December 31, 2018, as well as copies of any Quarterly Report. This request should be directed to the Corporate Secretary, 23F, China Development Bank Tower, No. 2, Gaoxin 1st RD, Xi’an, Shaanxi, China, 710075.

OTHER MATTERS

As of the date of this proxy statement, the board of directors of Future FinTech knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other matters properly come before the Annual Meeting or any adjournments or postponements of the meeting and are voted upon, the enclosed proxy will confer discretionary authority on the individuals named as proxy to vote the shares represented by the proxy as to any other matters. The individuals named as proxies intend to vote in accordance with their best judgment as to any other matters.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. You may read and copy any reports, statements or other information that we file with the Securities and Exchange Commission at the SEC’s public reference room at the following location: Station Place, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at (800) SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov. In addition, shareholders may obtain free copies of certain documents filed with the SEC by Future FinTech through the “SEC Filings” section of our website.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Future FinTech Group Inc.

Attn: Corporate Secretary

23F, China Development Bank Tower, No.2, Gaoxin 1st Road

Xi’an, Shaanxi, China, 710075

86-29-81878827

By Order of the Board of Directors

/s/ Yongke Xue
Yongke Xue
Chief Executive Officer
October [●], 2019

Annex A

Future Fintech grOup inc.

2019 Omnibus Equity Plan

ARTICLE 1

GENERAL PROVISIONS

1.1.	PURPOSE OF THE PLAN.

The Future FinTech Group Inc. 2019 Omnibus Equity Plan has been established by Future FinTech Group Inc. to (a) attract and retain high caliber employees, directors, consultants and independent contractors; (b) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (c) provide incentive compensation opportunities that are competitive with those of other similarly-situated companies; and (d) further align Participants’ interests with those of the Corporation’s stockholders through compensation that is based on the Corporation’s common stock; and thereby promote the long-term financial interest of the Corporation, including the growth in value of the Corporation’s equity and enhancement of long-term stockholder return.

Capitalized terms shall have the meanings assigned to such terms in Section 9 of the Plan.

1.2.	TYPES OF AWARDS AVAILABLE UNDER THE PLAN.

The Plan provides for five types of Awards:

Options - the Option Grant Program under which Eligible Persons may be granted Incentive Stock Options or Non-Statutory Stock Options to purchase Shares is set forth in Article 2;

Stock Appreciation Rights - the Stock Appreciation Rights Program under which Eligible Persons may be granted a right to receive the appreciation in the Fair Market Value of Shares in the form of cash or Stock is set forth in Article 3;

Restricted Stock - the Restricted Stock Program under which Eligible Persons may be issued Shares, subject to certain conditions and restrictions, is set forth in Article 4; and

Unrestricted Stock: the Unrestricted Stock Program under which Eligible Persons may be issued Shares, is set forth in Article 5; and

Restricted Stock Units - the Restricted Stock Unit Program under which Eligible Persons may be granted a right to receive Stock upon the satisfaction of certain conditions and restrictions is set forth in Article 6.

The provisions of Articles 1, 7 (to the extent applicable), 8 and 9 apply to each type of Award made under the Plan and govern the interests of all persons under the Plan.

1.3.	ADMINISTRATION OF THE PLAN.

(a)	General Administration. The Plan shall be administered and interpreted by the Committee (as designated pursuant to Paragraph (b)). Subject to the express provisions of the Plan, the Committee shall have authority to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Award Agreements by which Awards shall be evidenced (which shall not be inconsistent with the terms of the Plan), and to make all other determinations necessary or advisable for the administration of the Plan, all of which determinations shall be final, binding and conclusive.

(b)	Appointment of Committee. The Board shall appoint the Committee from among its nonemployee members to serve at the pleasure of the Board. The Board from time to time may remove members from, or add members to, the Committee and shall fill all vacancies thereon. The Committee at all times shall be composed of two or more nonemployee directors who shall meet all of the following requirements:

(i)	Disinterested Administration for Rule 16b-3 Exemption. During the period any director is serving on the Committee, he shall (A) not be an officer of the Corporation or a parent or subsidiary of the Corporation, or otherwise currently employed by the Corporation or a parent or subsidiary of the Corporation; (B) not receive compensation, either directly or indirectly, from the Corporation or a parent or subsidiary of the Corporation for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of the Securities Exchange Act of 1934; (C) not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of the Securities Exchange Act of 1934; and (D) not be engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of the Securities Exchange Act of 1934. The requirements of this subsection are intended to comply with Rule 16b-3 under Section 16 of the Securities Exchange Act of 1934, and shall be interpreted and construed in a manner which assures compliance with said Rule 16b-3. To the extent said Rule 16b-3 is modified to reduce or increase the restrictions on who may serve on the Committee, the Plan shall be deemed modified in a similar manner;

(ii)	Outside Director Rule for Compliance with Code Section 162(m). No director serving on the Committee may be a current employee of the Corporation or a former employee of the Corporation (or any corporation affiliated with the Corporation under Code §1504) receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during each taxable year during which the director serves on the Committee. Furthermore, no director serving on the Committee shall be or have ever been an officer of the Corporation (or any Code §1504 affiliated corporation), or shall receive remuneration (directly or indirectly) from such a corporation in any capacity other than as a director. The requirements of this subsection are intended to comply with the “outside director” requirements of Treasury Regulation §1.162-27(e)(3), and shall be interpreted and construed in a manner which assures compliance with the “outside” director requirement of Code §162(m)(4)(C)(i). To the extent Code §162(m) or the regulations issued thereunder are modified to reduce or increase the restrictions on who may serve on the Committee, the Plan shall be deemed modified in a similar manner; and

(iii)	Independent Director Rule for Stock Exchange. During the period any director is serving on the Committee, he shall satisfy all requirements to qualify as an independent director for purposes of the rules of the exchange on which the Stock is traded.

(c)	Organization. The Committee may select one of its members as its chairman and shall hold its meetings at such times and at such places as it shall deem advisable. A majority of the Committee shall constitute a quorum. Actions may be taken by a majority of the Committee at a meeting or by unanimous written consent of all Committee members in lieu of a meeting. The Committee shall keep minutes of its proceedings and shall report the same to the Board at the meeting next succeeding.

(d)	Powers of Committee. The Committee may make one or more Awards under the Plan to a Participant. The Committee shall decide which Eligible Persons shall receive an Award and when to grant an Award, the type of Award that it shall grant and the number of Shares covered by the Award. The Committee shall also decide the terms, conditions, performance criteria, restrictions and other provisions of the Award. The Committee may grant a single Award or an Award in combination with another Award(s) to a Participant. The Committee may grant an Award as an alternate to or replacement of an existing Award under the Plan or award under any other compensation plan or arrangement of the Corporation or a Related Corporation, including a plan of any entity acquired by the Corporation or a Related Corporation, upon the cancellation of the existing award; provided, that such grant of an alternate or replacement Award may be made only if the alternate or replacement Award does not constitute a repricing of the existing award (as limited by Section 1.5(c) of the Plan). In making Award decisions, the Committee may take into account the nature of services rendered by the individual, the individual’s present and potential contribution to the Corporation’s success and such other factors as the Committee, in its sole discretion, deems relevant.

In accordance with Article 7 of the Plan, the Committee shall decide whether and to what extent Awards under the Plan shall be structured to conform with Code §162(m) requirements for the Performance-Based Exception. The Committee may take any action, establish any procedures and impose any restrictions that it finds necessary or appropriate to conform to Code §162(m). If every member of the Committee does not meet the definition of “outside director” as defined in Code §162(m), the Committee shall form a subcommittee of those members who do meet that definition, and that subcommittee shall have all authority and discretion to act as the Committee to make Awards that conform with Code §162(m).

The Committee shall interpret the Plan, establish and rescind any rules and regulations relating to the Plan, decide the terms and provisions of any Award Agreements made under the Plan, and determine how to administer the Plan. The Committee also shall decide administrative methods for the exercise of Stock Options. Each Committee decision shall be final, conclusive and binding on all parties.

(e)	Delegation by Committee. Unless prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or some of its responsibilities and powers to any one or more of its members. The Committee also may delegate some or all of it administrative duties and powers to any Employee, including officers.

(f)	Information to be Furnished to Committee. The records of the Corporation and Related Corporations as to an Eligible Person’s or Participant’s employment, termination of employment, performance of Services, termination of Services, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be manifestly incorrect. Participants and other persons entitled to benefits under the Plan must, as a condition to the receipt or settlement of any Award hereunder, furnish the Committee with such evidence, data or information as the Committee reasonably considers desirable to carry out the terms of the Plan.

(g)	Indemnification. In addition to such other rights of indemnification that they have as members of the Board or the Committee, the Corporation shall indemnify the members of the Committee (and any designees of the Committee, as permitted under Paragraph (e)), to the extent permitted by applicable law, against reasonable expenses (including, without limitation, attorney’s fees) actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award awarded hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved to the extent required by and in the manner provided by the articles of incorporation or the bylaws of the Corporation relating to indemnification of the members of the Board) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to such matters as to which it is adjudged in such action, suit or proceeding that such Committee member or members (or their designees) did not act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the Corporation.

1.4.	ELIGIBILITY.

The persons eligible to participate in this Plan (“Eligible Persons”) are as follows:

(a)	Employees. Employees (including Employees who are members of the Board and Employees who reside in countries other than the United States), provided that awards of Incentive Stock Options shall only be made to Employees.

(b)	Outside Directors. Non-Employee members of the Board or the board of directors of any Related Corporation.

(c)	Consultants. Other consultants and independent advisors who provide bona-fide services to the Corporation (or any Related Corporation).

(d)	New Hires. Persons who have been offered employment by the Corporation or a Related Corporation, provided that such a prospective Employee may not be granted an Incentive Stock Option until he or she becomes an Employee and may not receive any payment or exercise any right relating to an Award until such person begins employment with the Corporation or the Related Corporation.

1.5	STOCK SUBJECT TO THE PLAN.

(a)	Shares Available for Issuance.

(i)	Reserve. The Stock issuable under the Plan shall be Shares of authorized but unissued or reacquired Stock, including Shares repurchased by the Corporation as treasury shares. The maximum number of Shares available for issuance under the Plan shall be 3,000,000 Shares.

(ii)	Share Use. Any Shares granted under the Plan that are forfeited because of the failure to meet an Award contingency or condition shall again be available for issuance pursuant to new Awards granted under the Plan. To the extent any Shares covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the Shares are not delivered because the Award is settled in cash, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan. However, should the Exercise Price of an Option under the Plan be paid with Shares or should Shares otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise or vesting of an Award under the Plan, then such number of Shares shall be treated for purposes of this Paragraph as having been issued to the holder. Notwithstanding the above, the total number of Shares underlying a SAR granted under the Plan that is settled in Stock shall not be available for subsequent issuance under the Plan regardless of the number of Shares used to settle the SAR.

(iii)	Individual Participant Limitations. The maximum aggregate cash amount payable under the Plan for any Awards intended to constitute performance-based compensation under Code §162(m) to any Participant in any single calendar year shall not exceed $1,000,000. Subject to adjustment as provided in Paragraph (b) below, the maximum aggregate number of Shares (including Options, SARs, Restricted Stock, and RSUs) that may be granted to any Participant in any calendar year shall be 1,000,000 Shares.

(b)	Adjustment to Shares and Awards.

(i)	Recapitalization. If the Corporation is involved in a corporate transaction or any other event which affects the Shares (including, without limitation, any recapitalization, reclassification, reverse or forward stock split, stock dividend, extraordinary cash dividend, split-up, spin-off, combination or exchange of shares), then the Committee shall adjust Awards to preserve the benefits or potential benefits of the Awards as follows:

(1)	The Committee shall take action to adjust the number and kind of Shares that are issuable under the Plan and the maximum limits for each type of grant;

(2)	The Committee shall take action to adjust the number and kind of Shares subject to outstanding Awards;

(3)	The Committee shall take action to adjust the Exercise Price or base price of outstanding Options and Stock Appreciation Rights; and

(4)	The Committee shall make any other equitable adjustments.

Only whole Shares shall be issued in making the above adjustments. Further, the number of Shares available under the Plan or the number of Shares subject to any outstanding Awards shall be the next lower number of Shares, so that fractions are rounded downward. Any adjustment to or assumption of ISOs under this Section shall be made in accordance with Code §424. If the Corporation issues any rights to subscribe for additional Shares pro rata to holders of outstanding Shares of the class or classes of stock then set aside for the Plan, then each Participant shall be entitled to the same rights on the same basis as holders of outstanding Shares with respect to such portion of the Participant’s Award as is exercised on or prior to the record date for determining stockholders entitled to receive or exercise such rights.

(ii)	Reorganization. If the Corporation is part of any reorganization involving merger, consolidation, acquisition of the Common Stock or acquisition of the assets of the Corporation, the Committee, in its discretion, may decide that:

(1)	any or all outstanding Awards shall pertain to and apply, with appropriate adjustment as determined by the Committee, to the securities of the resulting corporation to which a holder of the number of Shares subject to each such Award would have been entitled;

(2)	any or all outstanding Options or SARs shall become immediately fully exercisable (to the extent permitted under federal or state securities laws) and shall remain exercisable for the remaining term of the Options or SARs under the terms of the Plan;

(3)	any or all Options or SARs shall become immediately fully exercisable (to the extent permitted under federal or state securities laws) and shall be terminated after giving at least 30 days’ notice to the Participants to whom such Options or SARs have been granted; and/or

(4)	any or all unvested Restricted Stock Units AND Restricted Stock on which restrictions have not yet lapsed shall become immediately fully vested, nonforfeitable and payable.

(iii)	Limits on Adjustments. Any issuance by the Corporation of stock of any class other than the Stock, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to any Award, except as specifically provided otherwise in this Plan. The grant of Awards under the Plan shall not affect in any way the right or authority of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate or dissolve, or to liquidate, sell or transfer all or any part of its business or assets. All adjustments the Committee makes under this Plan shall be conclusive.

(c)	No Repricings. Except in connection with a corporate transaction involving the Corporation (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of Shares), the terms of outstanding Awards may not be amended to reduce the Exercise Price of outstanding Options or the base price of SARs or to cancel outstanding Options or SARS in exchange for cash, other awards or Options or SARs with an Exercise Price or base price that is less than the Exercise Price of the original Options or base price of the original SARs without stockholder approval.

ARTICLE 2

OPTION GRANT PROGRAM

2.1	TERMS.

The grant of an Option entitles the Participant to purchase the number of Shares designated in the Award Agreement for such Option at an Exercise Price established by the Committee. Options may be either Incentive Stock Options or Non-Statutory Stock Options, as determined in the discretion of the Committee. Each Option shall be evidenced by and conditional on an Award Agreement in the form approved by the Committee, which Award Agreement shall specify whether the Option is an ISO or NSO. No ISO may be granted to any person more than ten (10) years after the Effective Date of the Plan. Award Agreements need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to such Options.

To the extent that the aggregate Fair Market Value of the Shares (determined as of the respective date or dates of grant), subject to ISOs granted to any Participant under the Plan and any other option plan of the Corporation or any Related Corporation that first become exercisable in any calendar year, including any ISOs which become exercisable on an accelerated basis during such year, exceeds the sum of One Hundred Thousand Dollars ($100,000), such excess Options shall be treated as NSOs.

2.2	VESTING.

Each Option shall vest and become exercisable at such time or times, during such period, and for such number of Shares as shall be determined by the Committee and set forth in the Award Agreement evidencing the Option; provided that no Option may be exercisable after the expiration of ten (10) years (or, in the case of an ISO granted to a 10% Stockholder, five (5) years) from the date of grant. Vesting may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

2.3	EXERCISE PRICE.

The Exercise Price shall be fixed by the Committee, provided that the Exercise Price for any Option shall never be less than one hundred percent (100%) (or, in the case of a 10% Stockholder receiving an ISO, 110%) of the Fair Market Value per share of Stock on the Option grant date.

2.4	METHOD OF EXERCISE.

The Participant may exercise the Option by delivering a written notice of exercise to the Corporation, in the form and manner designated by the Committee. The notice shall be effective only if accompanied by payment of the Exercise Price in full. The Committee shall have the discretion to provide that the Exercise Price may be payable, to the extent permitted by applicable law, in one or more of the forms specified below:

(a)	Cash/Check. Cash or check made payable to the Corporation;

(b)	Shares Owned. By delivery to the Corporation of Shares owned by the Participant (by either actual delivery of Shares or by attestation, with such Shares valued at Fair Market Value as of the day of exercise) with such documentation as the Committee may require or in such other manner as the Committee may require;

(c)	Share Withholding. By withholding Shares that would otherwise be acquired on exercise having an aggregate Fair Market Value at the time of exercise equal to the Exercise Price;

(d)	Cashless Exercise. By cashless exercise through delivery of irrevocable instructions to a broker to promptly deliver to the Corporation the amount of proceeds from a sale of Shares having a Fair Market Value equal to the Exercise Price; and/or

(e)	Other Forms. In any other form of legal consideration that may be acceptable to the Committee, so long as it does not result in the deferral of recognition of income or a “deferral of compensation” within the meaning of Code §409A.

2.5	SETTLEMENT OF AWARD.

The Corporation shall deliver Shares as soon as practicable after the Corporation’s receipt of the Participant’s properly completed notice of exercise and payment in full of the Exercise Price as described in Section 2.4. Such Shares shall be subject to such conditions as the Committee may establish, except that such conditions may not cause the deferral of recognition of income.

2.6	CANCELLATION AND REGRANT OF OPTIONS.

The Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected Participant, the cancellation of any or all outstanding Options under the Option Grant Program and to grant in substitution new Options covering the same or different number of Shares which might have an Exercise Price per Share no less than the Fair Market Value per Share on the new grant date. The cancellation and grant need not be simultaneous.

ARTICLE 3

STOCK APPRECIATION RIGHTS PROGRAM

3.1	TERMS.

A Stock Appreciation Right (“SAR”) entitles the Participant to receive, with respect to each Share subject to the SAR, the appreciation in the Fair Market Value over a base price established by the Committee (as determined below), payable in cash or Stock, or a combination of both, as determined by the Committee at the time of payment. Each SAR shall be evidenced by an Award Agreement in the form approved by the Committee. Award Agreements evidencing SARs need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to such SARs.

3.2	VESTING.

The SAR shall cover a specified number of Shares and shall vest and become exercisable upon such terms and conditions as the Committee shall establish; provided that no SAR may be exercisable more than ten (10) years after the date of grant unless otherwise determined by the Committee and set forth in the Award Agreement. Vesting may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

3.3	VALUE.

The base price in effect for Shares covered by a SAR shall be determined by the Committee at the time of grant. In no event, however, may the base price per Share be less than the Fair Market Value per Share on the grant date. The Participant will receive upon exercise of the SAR an amount equal to the excess of the Fair Market Value of a Share on the surrender date over the base price of a Share (the “Spread”) multiplied by the number of Shares covered by the SAR Award. Notwithstanding the foregoing, the Committee, in its sole discretion, may provide at the time it grants a SAR that the Spread covered by such SAR may not exceed a specified amount.

3.4	METHOD OF EXERCISE.

The Participant may exercise the SAR by delivering a written notice of exercise to the Corporation, in the form and manner designated by the Committee.

3.5	SETTLEMENT OF AWARD.

To the extent the Committee determines that the Participant will receive cash upon exercise of a SAR, the Corporation shall deliver the cash amount which becomes due upon exercise of a SAR as soon as administratively practicable after the Corporation’s receipt of the Participant’s properly completed notice of exercise. To the extent the Committee determines that Shares will be delivered to the Participant upon exercise of a SAR, the Shares shall be subject to such conditions, restrictions and contingencies as the Committee may establish, except that such conditions may not cause the deferral of recognition of income.

ARTICLE 4

RESTRICTED STOCK PROGRAM

4.1	TERMS.

A Restricted Stock Award is a grant of Shares subject to conditions and restrictions as determined by the Committee. Each Restricted Stock Award shall be evidenced by an Award Agreement in the form approved by the Committee. Award Agreements evidencing Restricted Stock Awards need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to such Restricted Stock Awards.

4.2	LAPSE OF RESTRICTIONS.

Each Restricted Stock Award shall be, for the applicable Period of Restriction determined by the Committee, subject to such conditions, restrictions and contingencies as the Committee shall determine. Lapse of restrictions may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

4.4	SHARE ESCROW/LEGENDS.

(a)	Legend. Unless the certificate representing shares of the Restricted Stock are deposited with a custodian (as described in subparagraph (b) below), each certificate shall bear the following legend (in addition to any other legend required by law):

“The transferability of this certificate and the shares represented hereby are subject to the restrictions, terms and conditions (including forfeiture and restrictions against transfer) contained in the Future FinTech Group Inc. 2019 Omnibus Equity Plan and a Restricted Stock Agreement dated __________, ____, between ________________ and Future FinTech Group Inc. The Plan and the Restricted Stock Agreement are on file in the office of the Corporate Secretary of Future FinTech Group Inc.”

Such legend shall be removed or canceled from any certificate evidencing shares of Restricted Stock as of the date that such Shares become nonforfeitable.

(b)	Deposit with Custodian. As an alternative to delivering a stock certificate to the Participant, the Committee may deposit or transfer such Shares electronically to a custodian designated by the Committee. The Committee shall cause the custodian to issue a receipt for the Shares to the Participant for any Restricted Stock so deposited. The custodian shall hold the Shares and deliver the same to the Participant in whose name the Restricted Stock evidenced thereby are registered only after such Shares become nonforfeitable.

ARTICLE 5

UNRESTRICTED STOCK PROGRAM

The Committee may, in its sole discretion, award Unrestricted Stock to any Participant as a stock bonus or otherwise pursuant to which such Participant may receive shares of Stock free of restrictions or limitations that would otherwise be applied under Section 4 of this Plan.

ARTICLE 6

RESTRICTED STOCK UNIT (RSU) PROGRAM

6.1	TERMS.

A Restricted Stock Unit Award entitles the Participant to receive Shares upon the vesting of the Award. Each Restricted Stock Unit Award shall be evidenced by an Award Agreement in the form approved by the Committee. Subject to the terms of the Plan, Restricted Stock Units may be granted to Participants in such amounts and upon such terms and at any time and from time to time, as shall be determined by the Committee. Award Agreements evidencing Restricted Stock Unit Awards need not be identical, but shall include (through incorporation of provisions hereof, by reference in the Award Agreements, or otherwise) the terms specified below and be subject to the provisions of the Plan applicable to Restricted Stock Unit Awards.

6.2	VESTING.

Each Restricted Stock Unit shall be subject to such vesting conditions, restrictions and contingencies as the Committee shall determine and set forth in the Award Agreement evidencing the RSU. Vesting may be conditioned on the continued performance of Services or the achievement of performance conditions measured on an individual, corporate or other basis, or any combination thereof.

6.3	SETTLEMENT OF AWARD.

As soon as practicable following the date each Restricted Stock Unit vests, the Corporation shall deliver to the Participant the Share underlying such Restricted Stock Unit, subject to such conditions, restrictions and contingencies as the Committee may establish.

ARTICLE 7

PERFORMANCE-BASED COMPENSATION

7.1	AWARDS OF PERFORMANCE-BASED COMPENSATION.

At its discretion, the Committee may make Awards to Participants intended to comply with the exemption for Performance-Based Exception set forth in Code §162(m). In such event, the number of Shares becoming exercisable or transferable or amounts payable with respect to grants of Options, Stock Appreciation Rights, and/or awards of Restricted Stock, Unrestricted Stock or Restricted Stock Units may be determined based on the attainment of written performance goals based on the performance measures set forth in Section 7.2 and which have been approved by the Committee for a specified performance period. The performance goals shall state, in terms of an objective formula or standard, the method of computing the amount of compensation payable to the Participant if the goal is attained. The performance goals must be established by the Committee in writing no more than ninety (90) days after the commencement of the performance period or, if less, the number of days that is equal to 25% of the relevant performance period. The outcome of the performance goal must be substantially uncertain at the time the Committee establishes the performance goal. Performance goals will be based on the attainment of one or more objectives based on performance measures. To the degree consistent with Code §162(m), the performance goals may be calculated without regard to extraordinary items.

7.2	PERFORMANCE MEASURES.

Performance measures may include the following: (i) earnings before all or any taxes (“EBT”); (ii) earnings before all or any of interest expense, taxes, depreciation and amortization (“EBITDA”); (iii) earnings before all or any of interest expense, taxes, depreciation, amortization and rent (“EBITDAR”); (iv) earnings before all or any of interest expense and taxes (“EBIT”); (v) net earnings; (vi) net income; (vii) operating income or margin; (viii) earnings per share; (ix) growth; (x) return on stockholders’ equity; (xi) capital expenditures; (xii) expenses and expense ratio management; (xiii) return on investment; (xiv) improvements in capital structure; (xv) profitability of an identifiable business unit or product; (xvi) profit margins; (xvii) stock price; (xviii) market share; (xvix) revenues; (xx) costs; (xxi) cash flow; (xxii) working capital; (xxiii) return on assets; (xxiv) economic value added; (xxv) industry indices; (xxvi) peer group performance; (xxvii) regulatory ratings; (xxviii) asset quality; (xxix) gross or net profit; (xxx) net sales; (xxxi) total stockholder return; (xxxii) sales (net or gross) measured by product line, territory, customers or other category; (xxxiii) earnings from continuing operations; (xxxiv) net worth; (xxxv) levels of expense, receivables, cost or liability by category, operating unit or any other delineation, or any other measures approved by the Committee. Performance Measures may relate to the Corporation and/or one or more of its affiliates, one or more of its divisions or units or any combination of the foregoing, on a consolidated or nonconsolidated basis, and may be applied on an absolute basis or be relative to one or more peer group companies or indices, or any combination thereof, all as the Committee determines. In addition, to the extent consistent with the requirements of Code §162(m), the performance measures may be calculated without regard to extraordinary items.

7.3	STOCKHOLDER APPROVAL.

For Awards to constitute performance-based compensation under Code §162(m), the material terms of performance measures on which the performance goals are to be based must be disclosed to and subsequently approved by the Corporation’s stockholders prior to payment of the compensation. Stockholder approval of the Plan is necessary for the Awards to meet the Code §162(m) exemption.

7.4	CODE SECTION 162(M) COMMITTEE AND CERTIFICATION.

Awards intended to qualify for exemption as performance-based compensation shall be granted by a committee of “outside directors” as defined in Code §162(m). Pursuant to the provisions of Section 1.3(d)) hereof, the Committee may establish a Code §162(m) subcommittee, if necessary, to make such grants. Any payment of compensation with respect to an Award that is intended to be performance-based compensation will be, to the extent that such requirement applies under Code §162(m), subject to the written certification of the Committee that the performance measures were satisfied prior to the payment of the performance-based compensation. This written certification may include the approved minutes of the Committee meeting in which the certification is made.

ARTICLE 8

RULES APPLICABLE TO ALL AWARDS

8.1	TERMINATION OF SERVICE.

Unless otherwise determined by the Committee and included in the Participant’s Award Agreement, in the event that a Participant’s Service with the Corporation and all Related Corporations is terminated for any reason, all Awards held by the Participant which are unexercised or have not yet vested as of such date shall expire, terminate, and become unexercisable as of such termination date, provided, however, that if the Participant’s Service terminates for reasons other than Cause, all outstanding vested Options and SARs held by the Participant as of his or her termination date shall continue to be exercisable until the earlier of the expiration of their term or the date that is three months after such termination date.

8.2	ACCELERATION OF VESTING.

The Committee shall have complete discretion, subject to the terms of the Plan, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to accelerate the vesting of or lapse of restrictions on any Award.

8.3	EXTENSION OF EXERCISE PERIOD.

The Committee shall have complete discretion, subject to the terms of the Plan, exercisable either at the time an Award is granted or at any time while the Award remains outstanding, to extend the period of time for which the Option or SAR is to remain exercisable following the Participant’s termination of Service from the limited exercise period otherwise in effect for that Option or SAR to such greater period of time as the Committee shall deem appropriate, but in no event beyond the expiration of the Option or SAR term, and/or to permit the Option or SAR to be exercised, during the applicable post-termination exercise period, not only with respect to the number of vested Shares for which such Option or SAR is exercisable at the time of the Participant’s termination of Service but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in Service. Such an extension may result in recharacterization of an ISO as a Non-Statutory Stock Option.

8.4	TRANSFERABILITY.

All rights with respect to an Award granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as designated by the Participant by will or by the laws of descent and distribution; provided, however, that the Committee shall have the discretion to provide that an Award other than an ISO may, in connection with the Participant’s estate plan, be assigned in whole or in part during the Participant’s lifetime to a trust established exclusively for one or more members of the Participant’s immediate family. The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate. Any assignment shall not affect the Participant’s obligations to satisfy applicable tax withholding as described herein. The Participant may also designate in writing one or more persons as the beneficiary or beneficiaries of his or her outstanding Awards, and those Awards shall, except to the extent that any lifetime transfer as provided herein, automatically be transferred to such beneficiary or beneficiaries upon the Participant’s death while holding those Awards. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Corporation, and will be effective only when filed by the Participant in writing with the Corporation during the Participant’s lifetime. In the absence of any such designation, benefits under an Award remaining unpaid at the Participant’s death shall be paid to the Participant’s estate. A beneficiary or beneficiaries shall take the transferred Awards subject to all the terms and conditions of the applicable Award Agreement, including (without limitation) the limited time period during which any Award may be exercised following the Participant’s death.

8.5	STOCKHOLDER RIGHTS.

Except as otherwise provided by the Committee in the Award Agreement, the Participant (or his or her beneficiaries) holding an Award shall have no stockholder rights with respect to the Shares subject to the Award until he or she has received and become a holder of record of the Shares underlying the Award or, in the case of Restricted Stock, all restrictions have lapsed.

8.6	TAX WITHHOLDING.

(a)	Conditions on Delivery of Stock. The Corporation’s obligation to deliver Shares under the Plan shall, to the extent required by Federal, state, local or foreign law, be subject to the satisfaction of all applicable Federal, state, local and foreign income and employment tax withholding requirements (or, in the case of Restricted Stock, the making of arrangements satisfactory to the Corporation regarding such payment). Whenever under the Plan payments are to be made in cash, such payments may be net of an amount sufficient to satisfy such withholding requirements.

(b)	Tender of Shares. The Committee may, in its discretion, provide any or all Participants granted Non-Statutory Stock Options, SARs, Restricted Stock, Unrestricted Stock, or RSUs settled in Stock under the Plan with the right to use Shares in satisfaction of all or part of the applicable withholding taxes to which such Participants may become subject in connection with the exercise of their Options or SARs, the vesting of their Restricted Stock, or the settlement of their Restricted Stock Units or other Awards in Stock. Such right may be provided to any such Participant in either or both of the following formats:

(i)	The election to have the Corporation withhold, from the Shares otherwise issuable upon the exercise of the NSO or SAR, the vesting of the Restricted Stock, or the settlement of Restricted Stock Units or other Awards in Stock, a portion of those Shares with an aggregate Fair Market Value equal to the percentage of the applicable withholding taxes (not to exceed the minimum required by law) designated by the Participant.

(ii)	The election to deliver to the Corporation, at the time the NSO or SAR is exercised, the Restricted Stock vests, or the Restricted Stock Units or other Awards are settled in Stock, one or more Shares previously acquired by such Participant (other than in connection with the Option or SAR exercise, Restricted Stock vesting or Restricted Stock Units or other Awards in Stock settlement triggering the withholding taxes) with an aggregate Fair Market Value equal to the percentage of the withholding taxes (not to exceed the minimum required by law) designated by the Participant.

ARTICLE 9

DEFINITIONS

The following definitions shall be in effect under the Plan:

9.1 Award Agreement shall mean a written document setting forth the terms and provisions applicable to an Award granted to a Participant under the Plan, and is a condition to the grant of an Award hereunder.

9.2 Awards shall mean any award or benefit granted to any Participant under the Plan, including, without limitation, the grant of Options, SARs, Restricted Stock, Unrestricted Stock and Restricted Stock Units.

9.3 Board shall mean the Corporation’s Board of Directors.

9.4 Cause shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any act or omission by such person constituting a breach or default under any written or oral agreement between such person and the Corporation (or any Related Corporation), any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any Related Corporation), or any other intentional act by such person adversely affecting the business or affairs of the Corporation (or any Related Corporation) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any Related Corporation) may consider as grounds for the dismissal or discharge of any Participant or other person in the Service of the Corporation (or any Related Corporation).

9.5 Change of Control shall mean the first of the following events to occur:

(a)	The acquisition by any one person or more than one person acting as a group (within the meaning of Treasury Regulation §1.409A-3(i)(5)(v)(B)), other than the Corporation, any Related Corporation, or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Related Corporation, (a “Person”) of any of stock of the Corporation that, together with stock held by such Person, constitutes more than 50% of the total fair market value or total voting power of the stock of the Corporation. For purposes of this Paragraph (a), the following acquisitions shall not constitute a Change of Control: (i) the acquisition of additional stock by a Person who is considered to own more than 50% of the total fair market value or total voting power of the stock of the Corporation, (ii) any acquisition in which the Corporation does not remain outstanding thereafter and (iii) any acquisition pursuant to a transaction which complies with Paragraph (c) below. An increase in the percentage of stock owned by any one Person as a result of a transaction in which the Corporation acquires its stock in exchange for property will be treated as an acquisition of stock for purposes of this Paragraph;

(b)	The replacement of individuals who, as of the date hereof, constitute a majority of the Board, during any twelve (12) month period by directors whose appointment or election is not endorsed by a majority of the Board before the date of the appointment or election, provided that, if the Corporation is not the relevant corporation for which no other corporation is a majority stockholder for purposes of Treasury Regulation §1.409A-3(i)(5)(iv)(A)(2), this Paragraph (b) shall be applied instead with respect to the members of the board of the directors of such relevant corporation for which no other corporation is a majority stockholder;

(c)	The acquisition by any one person or more than one person acting as a group (within the meaning of Treasury Regulation §1.409A-3(i)(5)(vi)(D)), other than the Corporation, a Related Corporation or any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any Related Corporation, during the 12-month period ending on the date of the most recent acquisition by such by such person or persons, of ownership of stock of the Corporation possessing 30% or more of the total voting power of the stock of the Corporation. For purposes of this Paragraph (c), the following acquisitions shall not constitute a Change of Control: (i) the acquisition of additional control by a person or more than one person acting as a group who are considered to effectively control the Corporation within the meaning of Treasury Regulation §1.409A-3(i)(5)(vi) and (ii) any acquisition pursuant to a transaction which complies with Paragraph (a); or

(d)	The acquisition by any individual person or more than one person acting as a group (within the meaning of Treasury Regulation §1.409A-3(i)(5)(vii)(C)), other than a transfer to a related person within the meaning of Treasury Regulation §1.409A-3(i)(5)(vii)(B), during the 12-month period ending on the date of the most recent acquisition by such person or persons, of assets from the Corporation that have a total gross fair market value equal to or more than 40% of the total gross fair market value of all of the assets of the Corporation immediately prior to such acquisition(s). For purposes of this Paragraph (d), “gross fair market value” means the value of the assets of the Corporation, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

The above definition of “Change of Control” shall be interpreted by the Board, in good faith, to apply in a similar manner to transactions involving partnerships and partnership interests, and to comply with Code §409A and official guidance issued thereunder from time to time.

9.6 Code shall mean the Internal Revenue Code of 1986, as amended.

9.7 Committee shall mean the particular entity, whether the Committee or the Board, which is authorized to administer the Plan, to the extent such entity is carrying out its administrative functions under the Plan.

9.8 Corporation shall mean Future FinTech Group Inc., a Florida corporation, and any corporate successor to all or substantially all of the assets or voting stock of Future FinTech Group Inc. which shall by appropriate action adopt the Plan.

9.9 Disability shall mean, unless otherwise provided in the Award Agreement or in an employment, change of control or similar agreement in effect between the Participant and the Corporation or Related Corporation, the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months; or, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Corporation or a Related Corporation.

9.10 Effective Date shall mean the date the Plan is adopted by the Board.

9.11 Eligible Persons shall mean persons eligible to participate in the Plan, as described in Section 1.4.

9.12 Employee shall mean an employee of the Corporation (or any Related Corporation).

9.13 Exercise Price shall mean the per Share exercise price of an Option as determined under Article 2 of the Plan.

9.14 Fair Market Value per Share on the relevant date shall mean, if the Shares are duly listed on a national securities exchange or on The Nasdaq Stock Market, the closing price of the Stock on the relevant date, or, if there are no sales on such date, on the next preceding day on which there were sales, or if the Shares are not so listed, the fair market value of the Shares for the relevant date, as determined by the Committee in good faith and in compliance with Code §409A.

9.15 Incentive Stock Option or ISO shall mean an Option that is intended to qualify as, and that satisfies the requires applicable to, an “incentive stock option” described in Code § 422(b).

9.16 Non-Statutory Stock Option or NSO shall mean an Option that is not intended to be, or does not qualify as, an Incentive Stock Option.

9.17 Option shall mean a right to acquire Stock of the Corporation pursuant to a Non-Statutory Stock Option or Incentive Stock Option granted under Article 2 of the Plan.

9.18 Participant shall mean any Eligible Person who receives an Award under the Plan, and includes those former Eligible Persons who have certain post-termination rights under the terms of an Award granted under the Plan.

9.19 Performance-Based Exception means the exception for performance-based compensation from the tax deductibility limitations of Code §162(m).

9.20 Period of Restriction shall mean the period(s) during which the transfer of an Award or the Shares subject to an Award is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion) or the Shares are subject to a substantial risk of forfeiture, pursuant to the terms of this Plan or the applicable Award Agreement.

9.21 Plan shall mean the Future FinTech Group Inc. 2019 Omnibus Equity Plan, as set forth in this document.

9.22 Related Corporation shall mean any affiliate of the Corporation; provided, however, that with respect to any ISO and for purposes of the definition of 10% Stockholder, “Related Corporation” shall mean any Corporation during any period in which it is a “parent corporation” (as that term is defined in Code §424(e)) with respect to the Corporation or a “subsidiary corporation” (as that term is defined in Code §424(f)) with respect to the Corporation.

9.23 Restricted Stock shall mean a grant of Shares granted under Article 4 of the Plan that is subject to such conditions, restrictions and contingencies as the Committee determines and sets forth in the applicable Award Agreement.

9.24 Restricted Stock Unit or RSUs shall mean a right to receive Shares upon satisfaction of certain vesting requirements pursuant to Article 6 of the Plan.

9.25 Service shall mean the performance of services for the Corporation (or any Related Corporation) by a person in the capacity of an Employee, a non-Employee member of the board of directors, or a consultant or independent advisor, except to the extent otherwise specifically provided in the Award Agreement.

9.26 Shares or Stock shall mean Shares of common stock of the Corporation, par value $0.001 per share.

9.27 Stock Appreciation Rights or SARs shall mean a right to receive the appreciation in the Fair Market Value of Shares, as granted under Article 3 of the Plan.

9.28 10% Stockholder shall mean the owner of stock (as determined under Code §424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Related Corporation).

ARTICLE 10

MISCELLANEOUS

10.1	EFFECTIVE DATE AND TERM OF PLAN.

(a)	Effective Date. The Plan shall become effective immediately upon its adoption by the Board, subject to approval by the stockholders of the Corporation at the first annual meeting of stockholders held following the adoption by the Board, or any special meeting of the stockholders duly called. Options may be granted under the Option Grant Program at any time on or after the Effective Date. However, until the stockholders approve the Plan, no Options or SARs granted under the Plan may be exercised, no Restricted or Unrestricted Stock shall be issued under the Plan and no Award may be settled in Stock under the Plan. If stockholder approval is not obtained within twelve (12) months after the Effective Date, then all Awards shall be null and void.

(b)	Termination Date. The Plan shall terminate upon the earliest to occur of (i) the tenth (10th) anniversary of the Plan’s effective date, or (ii) the date on which all Shares available for issuance under the Plan shall have been issued as fully-vested Shares. Should the Plan terminate on the tenth (10th) anniversary of the Effective Date, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the applicable Award Agreements.

10.2	AMENDMENT OF PLAN.

(a)	Amendment and Termination By the Board. Subject to Paragraph (b) below, the Board shall have the power at any time to add to, amend, modify or repeal any of the provisions of the Plan, to suspend the operation of the entire Plan or any of its provisions for any period or to terminate the Plan in whole or in part. In the event of any such action, the Committee shall prepare written procedures which, when approved by the Board, shall govern the administration of the Plan resulting from such addition, amendment, modification, repeal, suspension or termination. The Committee may amend any Award Agreement that it previously has authorized under the Plan and the applicable Participant; provided, however, that no Award Agreement may be amended to reprice or constructively reprice any Award.

(b)	Restrictions on Amendment and Termination. Notwithstanding the provisions of Paragraph (a) above, the following restrictions shall apply to the Board’s authority under Paragraph (a) above:

(i)	Prohibition Against Adverse Effects on Outstanding Awards. No addition, amendment, modification, repeal, suspension or termination shall adversely affect, in any way, the rights of the Participants who have outstanding Awards without the consent of such Participants;

(ii)	Stockholder Approval Required for Certain Modifications. No modification or amendment of the Plan may be made without the prior approval of the stockholders of the Company if (i) such modification or amendment would cause the applicable portions of the Plan to fail to qualify as an ISO plan pursuant to Code §422, (ii) such modification or amendment would materially increase the benefits accruing to participants under the Plan, (iii) such modification or amendment would materially increase the number of securities which may be issued under the Plan, or (iv) such modification or amendment would materially modify the requirements as to eligibility for participation in the Plan, or (v) such modification or amendment would modify the material terms of the Plan within the meaning of Treasury Regulation §1.162-27(e)(4). Clauses (ii), (iii) and (iv) of the preceding sentence shall be interpreted in accordance with the provisions of paragraph (b)(2) of Rule 16b-3 of the 1934 Act. Stockholder approval shall be made by a majority of the votes cast at a duly held meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting, or by the written consent in lieu of a meeting of the holders of a majority of the outstanding voting stock or such greater number of shares of voting stock as may be required by the Company’s articles or certificate of incorporation and bylaws and by applicable law; provided, however, that for modifications described in clauses (ii), (iii) and (iv) above, such stockholder approval, whether by vote or by written consent in lieu of a meeting, must be solicited substantially in accordance with the rules and regulations in effect under Section 14(a) of the 1934 Act as required by paragraph (b)(2) of Rule 16b-3 of the 1934 Act.

10.3	CONTINUING SECURITIES LAW COMPLIANCE; LEGENDS.

The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, and to such approvals by any governmental agencies or national securities exchanges as may be required. If at any time on or after the Effective Date, the Committee, in its discretion, shall determine that the requirements of any applicable federal or state securities laws should fail to be met, no Shares issuable under Awards and no Options or SARs shall be exercisable until the Committee has determined that these requirements have again been met. The Committee may suspend the right to exercise an Options or SAR at any time when it determines that allowing the exercise and issuance of Shares would violate any federal or state securities or other laws, and may provide that any time periods to exercise the Option or SAR are extended during a period of suspension. With respect to “Insiders,” transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Securities Exchange Act of 1934. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Each Award Agreement and each certificate representing securities granted pursuant to the Plan (including securities issuable pursuant to the terms of derivative securities) may bear such restrictive legend(s) as the Corporation deems necessary or advisable under applicable law, including Federal and state securities laws. If any Award is made to a Participant who is subject to the Corporation’s policy regarding trading of its Stock by its officers and directors and Shares are scheduled to be delivered under the Plan to the Participant on a day (the “original distribution date”) that does not occur during a “window period” applicable to the Participant, as determined by the Corporation in accordance with such policy, then the Corporation can choose not to deliver such Shares on such original distribution date and instead to deliver such Shares on the first day of the next “window period” applicable to the Participant pursuant to such policy, but in no event later than the March 15 following the close of the calendar year in which such Shares were no longer subject to a substantial risk of forfeiture (within the meaning of Code §409A).

10.4	LIQUIDATION OF THE CORPORATION.

In the event of the complete liquidation or dissolution of the Corporation, any outstanding Awards granted under this Plan shall be deemed automatically canceled without any action on the part of the Corporation and without regard to or limitation by any other provision of the Plan.

10.5	NO EMPLOYMENT/SERVICE RIGHTS.

Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Related Corporation employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate the Participant’s Service at any time for any reason, with or without Cause.

10.6	RULES OF CONSTRUCTION.

For all purposes of this Plan, except as otherwise expressly provided:

(a)	all accounting terms not otherwise defined herein have the meanings ascribed thereto under U.S. generally accepted accounting principles;

(b)	all references in this Plan to designated “Articles,” “Sections” and other subdivisions are to the designated Articles, Sections and other subdivisions of the body of this Plan except to the extent identified as references to sections or subsections of the Code;

(c)	the words “herein,” “hereof” and “hereunder” and other words of similar import refer to this Plan as a whole and not to any particular Article, Section or other subdivision;

(d)	whenever the words “include,” “includes” or “including” are used in this Plan, they shall be deemed to be followed by the words “without limitation”;

(e)	whenever this Plan refers to a number of days, such number shall refer to calendar days unless business days are expressly specified;

(f)	a reference to any legislation or to any provision of any legislation shall include such legislation, as amended through the date hereof, and all subsequent amendments or modification thereto or re-enactment thereof, any legislative provision substituted therefor and all regulations and statutory instruments issued thereunder or pursuant thereto; and

(g)	except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

10.7	UNFUNDED STATUS OF PLAN.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Corporation, nothing set forth herein shall give any such Participant any rights that are greater than those of a general creditor of the Corporation. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or a payment in lieu of or with respect to Awards hereunder, provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

10.8	AWARDS TO PARTICIPANTS OUTSIDE THE UNITED STATES.

The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside the United States in any manner deemed by the Committee to be necessary or appropriate in order that the Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad, shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. Such authorization shall extend to and include establishing one or more separate sub-plans which include provisions not inconsistent with the Plan that comply with statutory or regulatory requirements imposed by the foreign country or countries in which the Participant resides.

10.9	SEVERABILITY.

In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

10.10	GOVERNING LAW.

To the extent not preempted by United States Federal law, the Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Florida.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

FUTURE FINTECH GROUP INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 10:59 a.m., Eastern Time, on December 5, 2019.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

The Board of Directors recommends that you vote FOR each of the director nominees listed below.

Nominees

(01) Yongke Xue
(02) Zhi Yan
(03) Johnson Lau
(04) Fuyou Li
(05) Yiliang Li

FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT ☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the following line:

____

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

The Board of Directors recommends you vote FOR Proposal 2:

FOR ☐ AGAINST ☐ ABSTAIN ☐

NOTE: The proxyholders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

Please indicate if you plan to attend this meeting. YES ☐ NO ☐

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CONTROL NUMBER

☐

Signature____________________ **Signature**____________________ **Date**__________**, 2019.**

Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held December 6, 2019.

The Proxy Statement and our 2018 Annual Report to Stockholders are available at http://www.cstproxy.com/futurefintechgroupinc/2019

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

FUTURE FINTECH GROUP INC.

The undersigned hereby appoints Yongke Xue and Jing Chen, or either of them, as the undersigned's true and lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Stockholders of Future FinTech Group Inc., to be held at 23F, China Development Bank Tower, No.2, Gaoxin 1st Road, Xi'an, Shaanxi, China, on Friday, December 6, 2019 at 10:00 A.M., local time and at any adjournments thereof, and to vote all shares that the undersigned is entitled to vote thereat, on all matters coming before said meeting. The undersigned directs that the undersigned's proxy be voted as follows:

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1, AND "FOR" THE PROPOSALS DESCRIBED IN ITEMS 2, 3 AND 4. THE PROXYHOLDERS, IN THEIR DISCRETION, ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Continued and to be marked, dated and signed, on the reverse side